LINCOLN BENEFIT LIFE COMPANY

Supplement Dated April 28, 2021

To the following Prospectuses, as supplemented

CONSULTANT SOLUTIONS (CLASSIC, PLUS, ELITE, SELECT) PROSPECTUS DATED APRIL 29, 2019

CONSULTANT I PROSPECTUS DATED APRIL 29, 2019

LBL ADVANTAGE PROSPECTUS DATED MAY 1, 2004

CONSULTANT II PROSPECTUS DATED MAY 1, 2004

PREMIER PLANNER PROSPECTUS DATED MAY 1, 2004

The following information supplements the prospectus for your variable annuity contract issued by Lincoln Benefit Life Company.

SUPPLEMENTAL INFORMATION ABOUT

LINCOLN BENEFIT LIFE COMPANY

Item 3(c).	Risk Factors

LINCOLN BENEFIT LIFE RISK FACTORS

This document contains “forward-looking statements” that anticipate results based on our estimates, assumptions and plans that are subject to uncertainty. These statements are made subject to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. We assume no obligation to update any forward-looking statements as a result of new information or future events or developments.

These forward-looking statements do not relate strictly to historical or current facts and may be identified by their use of words like “plans,” “seeks,” “expects,” “will,” “should,” “anticipates,” “estimates,” “intends,” “believes,” “likely,” “targets” and other words with similar meanings. These statements may address, among other things, our strategy for growth, investment results, regulatory approvals, market position, expenses, financial results, litigation and reserves. We believe that these statements are based on reasonable estimates, assumptions and plans. However, if the estimates, assumptions or plans underlying the forward-looking statements prove inaccurate or if other risks or uncertainties arise, actual results could differ materially from those communicated in these forward-looking statements.

In addition to the normal risks of business, we are subject to significant risks and uncertainties, including those listed below, which apply to us as an insurer. These risks constitute our cautionary statements under the Private Securities Litigation Reform Act of 1995 and readers should carefully review such cautionary statements as they identify certain important factors that could cause actual results to differ materially from those in the forward-looking statements and historical trends. These cautionary statements are not exclusive and are in addition to other factors discussed elsewhere in this document, in our filings with the SEC or in materials incorporated therein by reference.

Changes in actual experience could materially and adversely affect the Company’s financial condition.

Our liability pricing includes long-term assumptions regarding investment returns, mortality, morbidity, persistency and operating costs and expenses of our business. We establish target returns based upon these factors and the average amount of capital that we must hold to support in-force contracts taking into account rating agencies and regulatory requirements. Profitability emerges over a period of years depending on the nature and life of the product and is subject to variability as actual results may differ from pricing assumptions. Additionally, many of our products have fixed or guaranteed terms that limit our ability to increase revenues or reduce benefits, including credited interest, once the product has been issued.

Our financial condition depends in part on the adequacy of investment spreads, the management of market and credit risks associated with investments, the sufficiency of premiums and contract charges to cover mortality and morbidity benefits, the persistency of policies, and the management of operating costs and expenses within anticipated pricing allowances. We may face losses if there are significant deviations from our assumptions regarding the future persistency of our insurance policies and annuity contracts. The prices and expected future profitability of our life insurance, deferred annuity and long-term care products are based in part upon assumptions related to persistency. Economic and market dislocations may occur and future consumer persistency behaviors could vary materially from the past. The effect of persistency on profitability varies for different products. For example, continued activity in the viatical, stranger-owned, and/or life settlement industry could cause the Company’s level of lapses to differ from its assumptions, which could negatively impact the Company’s financial condition and cash flow. Assumptions and estimates involve judgment, and by their nature are imprecise and subject to changes and revisions over time. Accordingly, the Company’s results may be affected, positively or negatively, from time to time, by actual results differing from assumptions by changes in estimates, and by changes resulting from implementing new systems and procedures that facilitate the calculation of more precise estimates. Legislation and regulation of the insurance marketplace and products could also affect the profitability of our business, which in turn could adversely affect our financial condition.

Changes in reserve estimates may adversely affect our operating results.

We establish and hold reserves to pay future policy benefits and claims. The reserve for policy benefits is computed on a prescribed basis. Our reserves do not represent an exact calculation of liability, but rather are actuarial or statistical estimates based on data and models that include many assumptions and projections, which are inherently uncertain and involve the exercise of significant judgment. We periodically review the adequacy of these reserves and the underlying assumptions. We cannot, however, determine with precision the amounts that we will pay for, or the timing of payment of, actual benefits, claims and expenses or whether the assets supporting our policy liabilities, together with future premiums, will grow to the level assumed prior to the payment of benefits or claims. If actual experience differs significantly from assumptions or estimates, reserves may not be adequate. If we conclude that our reserves, together with future premiums, are insufficient to cover future policy benefits and claims, we would be required to increase our reserves and incur income statement charges for the period in which we make the determination, which could materially and adversely affect our cash flow, results of operations and financial condition.

Changes in market interest rates and/or credit spreads may lead to a significant decrease in the profitability of our spread-based products and may adversely impact investment income.

We are subject to the risk that we will incur losses due to adverse changes in interest rates or credit spreads. Adverse changes to these rates and spreads may occur due to changes in fiscal policy and the economic climate, the liquidity of a market or market segment, insolvency or financial distress of key market makers or participants, or changes in market perceptions of creditworthiness and/or risk tolerance. We are subject to risks associated with potential declines in credit quality related to specific issuers or specific industries and a general weakening in the economy, which are typically reflected through credit spreads. Credit spread is the additional yield on fixed income securities above the risk-free rate (typically referenced as the yield on U.S. Treasury securities) that market participants require to compensate them for assuming credit, liquidity and/or prepayment risks. Credit spreads vary (i.e., increase or decrease) in response to the market’s perception of risk and liquidity in a specific issuer or specific sector and are influenced by the credit ratings, and the reliability of those ratings, published by external rating agencies. A decline in the quality of our investment portfolio as a result of changes in market interest rates, adverse economic conditions or otherwise could cause additional realized and unrealized losses on securities in our investment portfolio. Similarly, a ratings downgrade affecting a security we hold could indicate the credit quality of that security has deteriorated and could increase the capital we must hold to support that security to maintain our risk-based capital levels. Levels of writedowns and impairments are impacted by intent to sell, or our assessment of the likelihood that we will be required to sell, fixed maturity securities. Realized losses or impairments on these securities may have a material adverse effect on our net income in a particular period, which in turn could materially and adversely affect our cash flow, results of operations and financial condition.

Our ability to manage our fixed annuities and interest-sensitive life products is dependent upon maintaining profitable spreads between investment yields and interest crediting rates. When market interest rates decrease or remain at relatively low levels, cash flows from renewal premium or investments that have matured or have been prepaid or sold may be reinvested at lower yields, reducing investment spread. Lowering interest crediting rates on some products in such an environment can partially offset decreases in investment yield. However, these changes could be limited by market conditions, regulatory minimum rates or contractual minimum rate guarantees on many contracts and may not match the timing or magnitude of changes in investment yields. Decreases in the interest crediting rates offered on products could make those products less attractive, leading to changes in the level of policy loans, surrenders and withdrawals. This process may lead to a flow of cash out of our business. These outflows may require investment assets to be sold at a time when the prices of those assets are lower because of the increase in market interest rates, which may result in realized investment losses. For certain products, principally fixed annuity and interest-sensitive life products, the earned rate on assets could lag behind rising market yields. We may react to market conditions by increasing crediting rates, which could narrow spreads and reduce profitability on our business. Additionally, an increase in market interest rates or credit spreads could have an adverse effect on the value of our investment portfolio by decreasing the fair values of the fixed income securities that comprise a substantial majority of our investment portfolio.

Guarantees within certain of our products may decrease our earnings, increase the volatility of our results, result in higher risk management costs and expose us to increased counterparty risk.

Certain of our products include guaranteed benefits. These guarantees are designed to protect contractholders against significant downturns in equity markets and interest rates. Any such periods of significant and sustained downturns in equity markets, increased equity volatility or reduced interest rates could result in an increase in the valuation of our liabilities associated with those products. An increase in these liabilities would result in a decrease in our net income. We use hedging and risk management strategies to mitigate the liability exposure and the volatility of net income associated with these liabilities. These strategies involve the use of reinsurance and derivatives, which may not be completely effective. In addition, hedging instruments may not effectively offset the costs of guarantees or may otherwise be insufficient in relation to our obligations. Furthermore, we are subject to the risk that changes in contractholder behavior or mortality, combined with adverse market events, produce economic losses not addressed by the risk management techniques employed. These, individually or collectively, may have a material adverse effect on our results of operations, including net income, cash flow, financial condition or liquidity.

We may not be able to mitigate the capital impact associated with statutory reinsurance reserving requirements, potentially adversely impacting the profitability of our business.

To support statutory reserves for certain term and universal life insurance products with secondary guarantees, we currently utilize reinsurance and capital markets solutions for financing a portion of our statutory reserve requirements deemed to be non-economic. If we are not able to maintain sufficient financing as a result of market conditions or otherwise, this could potentially adversely impact the profitability of our business, which could materially and adversely effect our financial condition, cash flow and results of operations.

Changes in tax laws and the interpretations thereof may decrease the profitability of our products and could adversely affect the Company.

The U.S. Congress has, from time to time, considered legislation that could increase or adversely impact the manner of taxing the products the Company sells and of calculating the amount of taxes paid by life insurance companies or other corporations, including the Company.

The attractiveness to the Company’s customers of many of the Company’s products may be due, in part, to favorable tax treatment. Current U.S. federal income tax laws generally permit the tax-deferred accumulation of earnings on the premiums paid by the holders of life insurance and annuity products. Taxes, if any, are payable generally on income attributable to a distribution under the contract for the year in which the distribution is made. Congress has, from time to time, considered legislation that could have the effect of reducing or eliminating the benefit of such income tax deferral of taxation or otherwise affect the taxation of life insurance or annuity products. As a result, demand for certain of the Company’s life insurance and annuity products that offer income tax deferral could be negatively impacted. To the extent that legislation is enacted in the future to reduce the tax deferred status of life insurance or annuity products, limit the exclusion of death benefits from income, or reduce the taxation of competing products, all life insurance companies, including ours, could be adversely affected. Likewise, reductions in individual tax rates could reduce the attractiveness of tax deferral to the Company’s potential customers.

The Company’s taxes could increase as a result of changes in laws or regulations or in the interpretation of applicable tax laws and regulations. Furthermore, the value of deferred tax assets could be affected by the Company’s future earnings levels. There is a risk that the current administration could change rates or laws and negatively impact the Company’s earnings.

Regulations defining fiduciary could cause some changes to the manner in which we deliver products and services, as well as changes in the nature and amount of compensation and fees.

The Department of Labor, the Securities and Exchange Commission and the National Association of Insurance Commissioners (“NAIC”) have announced proposals to develop fiduciary standards that would apply to recommendations made by certain financial advisors. Furthermore, several states have either issued their own fiduciary rules or are considering doing so and those rules may extend to certain types of products (e.g. insurance and annuities, financial planning, etc.) or may broadly cover all recommendations made by financial advisors.

Additionally, self-regulatory bodies such as the Certified Financial Planner Board are developing a fiduciary standard that would apply to their members, such as financial advisors who hold a Certified Financial Planner designation.

Depending on the span and substance of any fiduciary rules and regulations and timing of their applicability, the scope of any implementation should not materially impact the way we compensate our advisors, particularly with respect to our closed block annuity business. However, compliance with prohibited transactions exemptions, when fully phased in, would likely require additional supervision with the possibility of overlapping or competing requirements from other regulators and increase litigation risk, all of which could adversely impact our business, results of operations and/or financial condition.

The Company is dependent on the performance of others.

The Company relies on third parties to provide various services that are important to our business operations. Certain of these third parties may act on behalf of the Company or represent the Company in various capacities, including but not limited to the administration of our contractholders’ activities or the management of our invested assets on a day-to-day basis. If a third party fails to perform its obligations or acts inappropriately with respect to the Company or its products, it could materially adversely affect the Company’s financial condition, results of operations and cash flows. Additionally, the Company’s operations are dependent on various technologies, some of which are provided and/or maintained by third parties. Any of the third parties that the Company depends upon may default on their services or obligations to the Company, including due to bankruptcy, insolvency, lack of liquidity, adverse economic conditions, operational failure, fraud or other reasons. Further, the Company may be held responsible for obligations that arise from the acts or omissions of these third parties. Such defaults could have a material adverse effect on the Company’s financial condition and results of operations.

If our internal controls are ineffective, our operating results could be adversely affected.

Our internal control over financial reporting may not prevent or detect misstatements because of its inherent limitations, including the possibility of human error, the circumvention or overriding of controls or fraud. Even effective internal controls can provide only reasonable assurance with respect to the preparation and fair presentation of financial statements. If we fail to maintain the adequacy of our internal controls, including any failure to implement required new or improved controls, or if we experience difficulties in their implementation, our business and operating results could be harmed and we could fail to meet our financial reporting obligations.

If our estimates or judgments relating to our critical accounting policies prove to be incorrect, our operating results could be adversely affected.

The preparation of financial statements in conformity with statutory accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances, as provided in “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The results of these estimates form the basis for making judgments about the carrying values of assets, liabilities and equity, and the amount of revenue and expenses that are not readily apparent from other sources. Our operating results may be adversely affected if our assumptions change or if actual circumstances differ from those in our assumptions, which could cause our operating results to fall below our expectations.

We may be unable to retain our highly qualified employees.

Our business depends on our ability to attract, motivate and retain highly skilled and often highly specialized technical, actuarial, managerial and executive personnel, and there is no assurance that we will be able to do so. We compete with other financial services companies for employees primarily on the basis of compensation and financial position. Our reputation, operations and internal controls could be materially adversely affected if we are unsuccessful in recruiting and retaining highly qualified employees.

Risks Relating to Investments

The determination of the fair value of our fixed income securities is subjective and could materially impact our operating results and financial condition.

In determining fair values, we principally use the market approach which utilizes market transaction data for the same or similar instruments. The degree of management judgment involved in determining fair values is inversely related to the availability of market observable information. The fair value of assets may differ from the actual amount received upon sale of an asset in an orderly transaction between market participants at the measurement date. Moreover, the use of different valuation assumptions may have a material effect on the assets’ fair values. Changing market conditions could materially affect the determination of the fair value of securities and unrealized net capital gains and losses could vary significantly, which could materially and adversely affect our cash flows.

Concentration of our investment portfolio in any particular segment of the economy may have adverse effects on our operating results and financial condition.

Our investment portfolio is and may in the future be concentrated in a certain industry, collateral type, group of related industries, geographic sector or risk type. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Results of Operations — Debt securities by Industry” and “— Commercial Mortgage Loans.” Any such current or future concentrations could have an adverse effect on our investment portfolio and consequently on our results of operations and financial condition. Events or developments that have a negative impact on any particular industry, group of related industries or geographic region may have a greater adverse effect on the investment portfolio to the extent that the portfolio is concentrated, rather than diversified.

The determination of the amount of other-than-temporary-impairments of our investments is subjective and could materially impact our operating results and financial condition.

The determination of the amount of realized capital losses recorded for impairments varies by investment type and is based on our ongoing evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. We update our evaluations regularly and reflect changes in other-than-temporary impairments in our results of operations. The assessment of whether other-than-temporary impairments have occurred is based on our case-by-case evaluation of the underlying reasons for the decline in fair value. We define fair value generally as the price that would be received to sell an asset or paid to transfer a liability. Our conclusions on such assessments are judgmental and include assumptions and projections of future cash flows which may ultimately prove to be incorrect as assumptions, facts and circumstances change. Furthermore, historical trends may not be indicative of future impairments and additional impairments may need to be recorded in the future.

Defaults or deteriorating credit of securities collateralized by residential and commercial mortgage loans, and collateralized corporate loans may lead to write-downs and impact our results of operations and financial condition.

Changes in residential or commercial mortgage delinquencies, loss severities or recovery rates, declining residential or commercial real estate prices, corporate loan delinquencies or recovery rates, changes in credit or bond insurer strength ratings and the quality of service provided by service providers on securities in our portfolio could lead us to determine that write-downs are necessary in the future, and could materially adversely affect our cash flow, results of operations and financial condition. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Results of Operations — Commercial Mortgage Loans.”

Our investment strategies may not adequately protect against adverse developments in the financial markets.

While our investment management strategies are designed to protect asset value even in challenging market conditions, the Company cannot guarantee that such strategies would be successful, especially if there are unexpected developments in the financial markets. Slowing of global growth, tightening monetary policy in the U.S. and increasing political uncertainty remain key challenges for markets. There may be a limited market for certain investments we hold in our investment portfolio, making them relatively illiquid. These include corporate bonds, privately-placed fixed maturity securities, mortgage loans and policy loans. If we were forced to sell certain of our investments during periods of market volatility or disruption, market prices may be lower than our carrying value in such investments. Even in the absence of a market downturn, we are exposed to substantial risk of loss due to market volatility.

Uncertainty relating to the potential phasing out of LIBOR after 2021 may adversely affect the value of the Company’s investment portfolio, the value of embedded derivatives and the Company’s ability to issue funding agreements.

Regulators and law enforcement agencies in the UK and elsewhere are conducting civil and criminal investigations into whether the banks that contribute to the British Bankers’ Association (“BBA”) in connection with the calculation of the daily London InterBank Offered Rate (“LIBOR”) may have been under-reporting or otherwise manipulating or attempting to manipulate LIBOR. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to this alleged manipulation of LIBOR.

Actions by the BBA, regulators or law enforcement agencies may result in changes to the manner in which LIBOR is determined or the establishment of alternative reference rates. For example, on July 27, 2017, the UK Financial Conduct Authority announced that it intends to stop persuading or compelling banks to submit LIBOR quotes after 2021. Uncertainty as to the nature of such potential changes, alternative reference rates or other reforms may adversely affect the trading market for LIBOR-based securities, including those held in the Company’s investment portfolio or used in the valuation of certain embedded derivatives. However, for U.S. dollar LIBOR, it now appears that the relevant date may be deferred to June 30, 2023 for the most common tenors (overnight and one, three, six and 12 months). An extension to 2023 would mean that many legacy U.S. dollar LIBOR contracts would terminate before related LIBOR rates cease to be published. However, regulators have emphasized that despite any continued publication of U.S. dollar LIBOR through June 30, 2023, no new contracts using U.S. dollar LIBOR should be entered into after December 31, 2021. Although the foregoing may provide some sense of timing, there is no assurance that LIBOR, of any particular currency and tenor, will continue to be published until any particular date.

Following the discontinuation of LIBOR, many of the Company’s investments may reset to an alternative rate. Such reset could adversely affect the Company’s current asset liability strategies. The establishment of alternative reference rates or implementation of any other potential changes relating to LIBOR phase-out may adversely affect the Company’s reserves, net investment income and cost of capital. The Company is continuing to evaluate the potential impact of the potential LIBOR transition and the establishment of an alternative rate, and the Company cannot predict what impact any such changes may have on the Company’s business, results of operations and financial condition.

Risks Relating to the Insurance Industry

Difficult conditions in the global economy and capital markets generally could adversely affect our business and operating results.

Our business and results of operations are materially affected by conditions in the global capital markets and the economy generally. Stressed conditions, volatility and disruptions in global capital markets, particular markets, or financial asset classes can have an adverse effect on us, in part because we have a large investment portfolio and certain of our insurance liabilities are sensitive to changing market factors. Market factors, including interest rates, credit spreads, equity prices, real estate markets, consumer spending, business investment, government spending, the volatility and strength of the capital markets, deflation and inflation, all affect the business and economic environment and, ultimately, the amount and profitability of our business. Disruptions in one market or asset class can also spread to other markets or asset classes. Upheavals in the financial markets can also affect our business through their effects on general levels of economic activity, employment and customer behavior. Financial markets have also been affected periodically by concerns over U.S. fiscal policy. These issues could, on their own, or combined with the possible slowing of the global economy generally, have severe repercussions to the U.S. and global credit and financial markets, further exacerbate concerns over sovereign debt of other countries and disrupt economic activity in the U.S. and elsewhere.

General economic conditions could also adversely affect us in the form of consumer behavior and pressure investment results. Holders of some of our interest-sensitive life insurance and annuity products may engage in an elevated level of discretionary withdrawals of contractholder funds. Our contractholders may choose to defer paying insurance premium or stop paying insurance premiums altogether. Our investment results could be adversely affected as deteriorating financial and business conditions affect the issuers of the securities in our investment portfolio.

Losses from legal and regulatory actions may be material to our operating results or cash flows and may result in harm to our reputation.

We are involved in various legal actions in the ordinary course of business, the results of which we cannot predict with certainty. We are also subject to various regulatory actions and inquiries, such as information requests, market conduct examinations and books and record examinations from state and federal regulators and other authorities. A substantial legal liability or significant regulatory action against us, as well as regulatory inquiries or investigations, could harm our reputation, result in material fines or penalties, result in significant legal costs and otherwise have a material adverse effect on our business, financial condition and results of operations. Even if we ultimately prevail in the litigation, regulatory actions or investigation, our ability to retain our current contractholders and recruit and retain employees could be materially and adversely impacted. In addition, in some class action and other lawsuits, financial services companies have made material settlement payments. The Company may incur substantial defense costs, settlements or judgments in any such future claims or actions, which could adversely affect the Company’s business and results of operations.

We are subject to extensive regulation and potential further restrictive regulation may increase our operating costs.

As an insurance company, we are subject to extensive laws and regulations.

The extent of regulation varies, but generally the Company is governed by state statutes. These statutes delegate regulatory, supervisory and administrative authority to state insurance departments. This system of supervision and regulation covers, among other things, standards of minimum capital requirements and solvency, including risk-based capital measurements, restrictions on certain transactions, licensing status, reserving, payment of policy benefits, etc. State insurance regulators and the NAIC regularly re-examine existing laws and regulations applicable to insurance companies and their products. Changes in these laws and regulations, or in interpretations thereof, sometimes lead to additional expense for the insurer and, thus, could have a material adverse effect on our financial condition and results of operations.

Regulatory authorities have relatively broad discretion to grant, renew or revoke licenses and approvals. If we do not have the requisite licenses and approvals or do not comply with applicable regulatory requirements, the insurance regulatory authorities could preclude or temporarily suspend us from carrying on some or all of our activities or impose substantial fines. Further, insurance regulatory authorities have relatively broad discretion to issue orders of supervision, which permit such authorities to supervise the business and operations of an insurance company.

Failure of the Company to maintain its licenses in each jurisdiction could have a material adverse effect on our results of operations or financial condition.

As an insurance company with separate accounts that are regulated as investment companies, we are also subject to laws and regulations administered and enforced by a number of different governmental authorities, each of which exercises a degree of interpretive latitude, including state insurance regulators, state securities administrators, state attorneys general, and federal agencies including the SEC, the FINRA and the U.S. Department of Justice. Failure to comply with these laws and regulations could result in material fines or other penalties, as well as unexpected costs in remedying any such failure. In addition, we are subject to the risk that compliance with any particular regulator’s or enforcement authority’s interpretation of a legal issue may not result in compliance with another’s interpretation of the same issue. Further, there is risk that any particular regulator’s or enforcement authority’s interpretation of a legal issue may change over time to our detriment, or that changes in the overall legal environment may, even absent any particular regulator’s or enforcement authority’s interpretation of a legal issue, result in material fines or penalties or increased costs, which could in turn negatively impact our financial condition, cash flow and results of operations.

Regulatory reforms, and the more stringent application of existing regulations, may make it more expensive for us to conduct our business and increase our capital requirements.

Over the last decade, the federal government enacted comprehensive regulatory reforms for financial services entities. As part of a larger effort to strengthen the regulation of the financial services market, certain reforms are applicable to the insurance industry, including the Federal Insurance Office (“FIO”) established within the Treasury Department.

As the state insurance regulatory framework has come under public scrutiny, members of Congress have discussed proposals to provide for federal chartering of insurance companies, and the FIO and Financial Stability Oversight Council were established. We can make no assurances regarding the potential impact of state or federal measures that may change the nature or scope of insurance and financial regulation. Regulatory reforms and legislative change or regulatory requirements imposed upon us in connection with the federal government’s regulatory reform of the financial services industry, and any more stringent enforcement of existing regulations by federal authorities, may make it more expensive for us to conduct our business.

The Company is subject to insurance guaranty fund laws, rules and regulations that could adversely affect the Company’s financial condition or results of operations.

Under insurance guaranty fund laws in most states, insurance companies doing business therein can be assessed up to prescribed limits for contractholder or policyholder losses incurred by insolvent companies. From time to time, companies may be asked to contribute amounts beyond prescribed limits. It is possible that the

Company could be assessed with respect to product lines not offered by the Company. In addition, legislation may be introduced in various states with respect to guaranty fund assessment laws related to insurance products, including long term care insurance and other specialty products, that alters future premium tax offsets received in connection with guaranty fund assessments. The Company cannot predict the amount, nature or timing of any future assessments or legislation, any of which could have a material and adverse impact on the Company’s financial condition or results of operations.

Reinsurance may be unavailable at current levels and prices.

Market conditions beyond our control impact the availability and cost of the reinsurance we secure to lessen our risk with respect to the contracts and policies we have issued. No assurances can be made that reinsurance will remain continuously available to us to the same extent and on the same terms and rates as is currently available. We review retention limits for continued appropriateness and they may be changed in the future. Prolonged or severe adverse mortality or morbidity experience could result in increased reinsurance costs or, ultimately, reinsurers unwilling to offer coverage. If we were unable to renew or purchase reinsurance protection in amounts that we consider sufficient and at prices that we consider acceptable, we may have to accept an increase in risk exposure, seek other alternatives, or accept reduced profitability.

Reinsurance subjects us to the credit risk of our reinsurers and may not be adequate to protect us against losses arising from ceded insurance, which could have a material effect on our operating results.

The collectability of reinsurance recoverables is subject to uncertainty arising from a number of factors, including changes in market conditions, whether insured losses meet the qualifying conditions of the reinsurance contract and whether reinsurers, or their affiliates, have the financial capacity and willingness to make payments under the terms of a reinsurance treaty or contract. While we aim to avoid overexposure by entering into reinsurance agreements with varied counterparties, the liabilities for certain products, including the Contracts, are reinsured exclusively to one or a small group of reinsurers. Our inability to collect a material recovery from one or more reinsurers could have a material adverse effect on our operating results, financial condition and cash flows.

Adverse capital and credit market conditions may significantly affect our ability to meet liquidity needs or our ability to obtain credit on acceptable terms.

In periods of extreme volatility and disruption in the capital and credit markets, liquidity and credit capacity may be severely restricted. In such circumstances, our ability to obtain capital to fund operating expenses, financing costs, satisfy statutory capital requirements and meet liquidity needs may be limited. Our access to additional financing will depend on a variety of factors such as market conditions, the general availability of credit, the overall availability of credit to our industry, our credit ratings and credit capacity, as well as lenders’ perception of our long- or short-term financial prospects. Similarly, our access to funds may be impaired if regulatory authorities or rating agencies take negative actions against us. If a combination of these factors were to occur, our internal sources of liquidity may prove to be insufficient, and in such case, we may not be able to successfully obtain additional financing on favorable terms. Our results of operations, financial condition, cash flows and statutory capital position could be materially adversely affected by disruptions in the capital markets.

A downgrade or a potential downgrade in our financial strength or credit rating could result in a loss of business and materially affect our financial condition and results of operations.

Financial strength ratings are published by various Nationally Recognized Statistical Rating Organizations (“NRSRO”) and similar entities not formally recognized as NRSROs. They indicate the NRSROs’ opinion regarding an insurance company’s ability to meet contractholder obligations and can be important to maintaining public confidence in our products and our competitive position.

In view of the difficulties experienced by many financial institutions as a result of the financial crisis and ensuing global recession, including certain members in the insurance industry, NRSROs continue to implement changes to their internal models that have the effect of increasing or decreasing the amount of statutory capital we must hold in order to maintain our current ratings. Our ratings could be downgraded at any time and without notice by any NRSRO. In addition, these reforms may also increase our minimum capital requirements.

Downgrades in our financial strength ratings could have a material adverse effect on our financial condition and results of operations in many ways, including materially increasing the number or amount of policy surrenders and withdrawals by contractholders and adversely affecting our ability to obtain reinsurance at reasonable prices or at all.

The occurrence of a catastrophe, including the continued threat of terrorism or military actions may have an adverse effect on the level of claim losses we incur, the value of our investment portfolio, our competitive position, liquidity, operating results and attractiveness of product offering.

Any catastrophic event, such as the continued threat of terrorism within the United States and abroad, or military and other actions, and heightened security measures in response to these types of threats, may cause significant volatility and losses in our investment portfolio from changes, and result in loss of life, disruptions to commerce and reduced economic activity. Some of the assets in our investment portfolio may be adversely affected by reduced economic activity caused by the continued threat of terrorism. Additionally, a terrorist act could have a material effect on renewal premium, profitability, competitiveness, liquidity, operating results and attractiveness of product offering.

The ongoing COVID-19 pandemic could adversely affect the Company’s business, including revenues, profitability, results of operations and/or cash flows, in a manner and to a degree that cannot be predicted but could be material.

The global COVID-19 pandemic has resulted in and is expected to continue to result in significant disruptions in economic activity and financial markets. COVID-19 has directly and indirectly adversely affected the Company and may continue to do so for an uncertain period of time. The cumulative effects of COVID-19 on the Company cannot be predicted at this time, but could include, without limitation:

•	Reduced demand for the Company’s products due to reduced economic activity which could negatively impact the Company’s revenues,

•	Reduced cash flows from the Company’s policyholders delaying premium payments,

•	Increased claims, losses, litigation, and related expenses,

•

Increased losses due to legislative, regulatory and judicial actions in response to COVID-19, including, but not limited to, actions prohibiting the Company from cancelling insurance policies in accordance with such policies’ terms, requiring the Company to cover losses when policies did not provide coverage or excluded coverage, ordering the Company to provide premium refunds, granting extended grace periods for payment of premiums, and providing for extended periods of time to pay past due premiums,

•

An increase in the demand and frequency of reporting by regulators that could place stress on the Company’s ability to accurately and timely meet those and existing demands, and a delay or denial in regulatory rate approvals could contribute to financial stress,

•	A negative impact on the Company’s ability to timely and properly pay claims and establish reserves due to uncertainty around claims patterns, including impediments to adjusting claims in the field,

•	Volatility and declines in financial markets which have reduced, and could continue to reduce, the fair market value of, or result in the impairment of, certain invested assets held by the Company,

•

An increase in loss costs and, as such, the need to strengthen reserves for losses and loss adjustment expenses due to higher than anticipated inflation as a result of recent actions taken by the federal government and the Federal Reserve,

•	Decline in interest rates which could reduce future investment results,

•	Erosion of capital and an increase in the cost of reinsurance as well as an increase in counterparty credit risk,

•	Decreased access to capital, if needed, and the cost of external capital could be elevated,

•	Disruptions in the Company’s operations due to difficulties experienced by its partners and outsourced providers that may, among other items, adversely impact its ability to manage claims,

•	Increased costs of operations due to the remote working environments of the Company’s employees, and

•	Increased vulnerability to cyberthreats or other disruption in its operations while most of its workforce is continuing to work remotely.

Climate change may adversely affect our results of operations and financial condition.

Global climate change could have an impact on our investment portfolio resulting in realized or unrealized losses which could have a material financial impact on the Company. Additionally, there could be social and/or regulatory impacts in response to climate change which could have a material financial impact on the Company.

Changes in accounting standards issued by standard-setting bodies may adversely affect our results of operations and financial condition.

Our financial statements are subject to the application of statutory accounting principles, which are periodically revised, interpreted and/or expanded. Accordingly, we may be required to adopt new guidance or interpretations, or could be subject to existing guidance as we enter into new transactions, which may have a material effect on our results of operations and financial condition that is either unexpected or has a greater impact than expected.

Any changes in the method of calculating reserves for our life insurance and annuity products under statutory accounting principles may result in increased or decreased reserve requirements. The NAIC has announced focused industry inquiries on certain matters that could have an impact on the Company’s financial condition and results of operations. Such inquiries concern, for example, insurer use of captive reinsurance companies, variable annuity reserves and capital treatment, reinsurance, cybersecurity practices and risk-based capital calculations. In addition, the NAIC continues to consider various initiatives to change and modernize its financial and solvency requirements and regulations. It has adopted principles-based reserving methodologies for life insurance and annuity reserves, but additional formulas and/or guidance relevant to the new standard are being developed. The NAIC is also considering changes to accounting regulations, governance practices of insurers and other items. The Company cannot currently estimate what impact these more focused inquiries or proposed changes, if they occur, will have on reserve and capital requirements, financial condition or results of operations.

For a description of changes in accounting standards that are currently pending and, if known, our estimates of their expected impact, see Note 2 to the financial statements.

The Company depends on the performance of its third-party service providers, and their failure to perform in a satisfactory manner could adversely affect the Company’s business.

A number of elements of the Company’s operations are managed on an outsourced basis, in particular with two counterparties. These arrangements create performance risks for the Company’s business and, to a lesser extent, create the risk that the Company’s operating expenses will increase. Failure in or poor performance by any of the aforementioned third-party service providers, including, for example, if the third party fails to meet contractual requirements, fails to comply with applicable laws and regulations, suffers a cyber-attack or other security breach, fails to provide the Company or its policyholders with timely and accurate information or fails to maintain adequate internal controls, could have a material adverse effect on the Company’s business, results of operations and financial condition. If the Company elects to replace any of these third-party service providers due to such failures or poor performance, the Company may incur costs in connection with finding, retaining and operationalizing suitable replacement providers.

With respect to third-party service providers who perform policy administration services, failures in, or poor performance by, these third-party administrators could result in an increase in customer complaints and regulatory intervention. Poor performance by third-party administrators may also have a negative impact on the Company’s wholesaler, agent and distribution partner relationships. If any of these third-party administrators or their employees are found to have made material misrepresentations to the Insurance Subsidiaries’ policyholders and customers, violated applicable insurance, privacy or other laws and regulations or otherwise engaged in misconduct, the Insurance Subsidiaries could be held liable for their actions, which could adversely affect the Company’s reputation and business prospects, may lead to regulatory sanctions or litigation and could result in financial harm. The precautions taken to prevent and detect this activity may not be effective in all cases. Although the Insurance Subsidiaries employ controls and procedures designed to monitor vendors and to prevent the Company’s or them from taking excessive or inappropriate risks, employees of the Company’s vendors may take such risks regardless of such controls and procedures. Any such failures or poor performance by the Company’s third-party service providers could adversely affect the Company’s business, operating results and financial condition.

Controls and disaster recovery plans surrounding the Company’s information technology (“IT”) could fail or security could be compromised, which could damage the Company’s business and adversely affect the Company’s financial condition and results of operations.

The Company’s business is highly dependent upon the effective operation of the Company’s IT and that of third-party providers. The Company relies on IT throughout its business for a variety of functions, including processing claims, transactions and applications, providing information to policyholders and distributors, performing actuarial analyses and maintaining financial records. Despite the implementation of security policies, procedures, automation and backup plans designed to prevent or limit the effect of any infiltration, failure or disruption, the Company’s IT may be vulnerable to physical or electronic intrusions, computer viruses or other attacks, programming errors, disruptions or breaches as a result of natural disasters, man-made disasters, human error, criminal activity, or other events beyond the Company’s control. The failure of controls and/or disaster recovery plans surrounding the Company’s IT for any reason could cause significant interruptions to the Company’s operations, which could result in an adverse effect on the Company’s business, financial condition or results of operations. The Company plans to continue to make significant investments in IT to support the growth of its business.

The Company also retains confidential and proprietary information on its computer systems and those of its third-party providers. The Company and its third-party providers rely on sophisticated technologies to maintain the security of such information. Such computer systems may be subject to computer viruses or other malicious codes, unauthorized access, cyber-attacks or other computer-related penetrations. While, to date, the Company is not aware of having experienced a material data breach, administrative, physical and technical controls and other preventive actions taken to reduce the risk of cyber-incidents and protect the Company’s data and technology may be insufficient to prevent physical and electronic break-ins, cyber-attacks or other security breaches. In some cases, such physical and electronic break-ins, cyber-attacks or other security breaches may not be immediately detected. This may impede or interrupt the Company’s business operations, could result in regulatory fines and enforcement, class action lawsuits or reputational harm, and could adversely affect the Company’s business, financial condition and results of operations. In addition, the availability and cost of insurance for operational and other risks relating to the Company’s business and systems may change and any such change may affect the Company’s results of operations.

In the event of a disaster such as a natural catastrophe, epidemic, industrial accident, blackout, computer virus, terrorist attack, cyberattack or war, unanticipated problems with the Company’s disaster recovery systems could have a material adverse impact on the Company’s ability to conduct business and on the Company’s results of operations and financial position, particularly if those problems affect the Company’s computer-based data processing, transmission, storage and retrieval systems and destroy valuable data. In addition, in the event that a significant number of the Company’s managers, or employees were unavailable following a disaster, the Company’s ability to effectively conduct business could be severely compromised. These interruptions also may interfere with the Company’s suppliers’ ability to provide goods and services and the Company’s employees’ ability to perform their job responsibilities.

Any failure to protect the confidentiality of client information could adversely affect the Company’s reputation and have a material adverse effect on the Company’s business, financial condition and results of operations.

Pursuant to U.S. federal and state laws, and laws of other jurisdictions in which the Company operates, various government agencies have established rules protecting the privacy and security of personal information, including personally identifiable policyholder information. In addition, most U.S. states and a number of jurisdictions outside the United States, have enacted laws, which vary significantly from jurisdiction to jurisdiction, to safeguard the privacy and security of personal information, including personally identifiable policyholder information. Further, the Gramm-Leach-Bliley Act of 1999, or the (“GLB Act”), imposes privacy requirements on financial institutions, including obligations to protect and safeguard consumers’ nonpublic personal information and records, and limits the ability to share and reuse such information. Additionally, The NAIC has adopted the Insurance Data Security Model Law which established the standards for data security and investigation and notification of a breach of data security for insurance companies, and an increasing number of states require that affected persons be notified if a security breach results in the disclosure of their personally identifiable information. Any compromise of the security of our computer systems that results in the inappropriate disclosure of personally identifiable customer information could damage our reputation in the marketplace, subject us to significant civil and criminal liability and require us to incur significant technical, legal and other expenses. Many regulators have indicated an intention to take more aggressive enforcement actions regarding cybersecurity and data privacy matters, and private litigation resulting from such matters is increasing and resulting in progressively larger judgments and settlements.

Many of the Company’s employees have access to, and routinely process, personal information of clients through a variety of media, including IT systems. The Company relies on various internal processes and controls to protect the confidentiality of client information that is accessible to, or in the possession of, the Company and its employees. It is possible that an employee could, intentionally or unintentionally, disclose or misappropriate confidential client information, including personally identifiable policyholder information, or the Company’s data could be the subject of a cybersecurity attack. If the Company fails to maintain adequate internal controls or if the Company’s employees fail to comply with the Company’s policies and procedures, misappropriation or intentional or unintentional inappropriate disclosure or misuse of client information, including personally identifiable policyholder information, could occur. Such internal control inadequacies or non-compliance could materially damage the Company’s reputation or lead to civil or criminal penalties, which, in turn, could have a material adverse effect on the Company’s business, financial condition and results of operations. Further, the Company’s third-party service providers, including third parties to whom the Company outsources certain of its functions, are also subject to the risks outlined above, any one of which could result in damage to the company’s reputation, or the Company incurring substantial costs or other negative consequences to the Company. If the Company or any of the Company’s third-party service providers fail to protect the confidentiality of client information, it could have a material adverse effect on the Company’s business, financial condition and results of operations.

The technology the Company licenses may subject it to claims of infringement or invalidity from third parties.

The Company’s reliance on technology subjects it to the risk that other parties may assert, rightly or wrongly, that its intellectual property rights are invalid or violate the rights of those parties, as well as the risk that the Company’s intellectual property rights will be infringed upon by third parties. In general, defending intellectual property rights in litigation is expensive. The Company’s involvement in litigation of this type would likely have a material and adverse effect on its business and results of operation. In addition, any outcome that invalidates its intellectual property rights or otherwise diminishes the competitive advantages obtained, at least in part, through the use of those rights could have a material and adverse effect on the Company’s overall success. The magnitude of this risk to the Company’s business generally rises if and as it become more successful in employing and relying on the technology. Any such claims would be complex and costly, and adverse outcomes could undermine the competitive advantages that the Company seeks to gain.

Our risk management policies and procedures may leave us exposed to unidentified or unanticipated risk, which could negatively affect our business.

We have devoted significant resources to develop and periodically update our risk management policies and procedures to reflect ongoing review of our risks and expect to continue to do so in the future. Nonetheless, our policies and procedures may not be comprehensive and may not identify every risk to which we are exposed. Many of our methods for managing risk and exposures are based upon the use of observed historical market behavior or statistics based on historical models. As a result, these methods may not fully predict future exposures, which can be significantly greater than our historical measures indicate. Other risk management methods depend upon the evaluation of information regarding markets, clients, catastrophe occurrence or other matters that is publicly available or otherwise accessible to us. This information may not always be accurate, complete, up-to-date or properly evaluated. In addition, more extensive and perhaps different risk management policies and procedures might have to be implemented under pending regulations. Any such unforeseen risk, as well as the implementation of any additional risk management policies and procedures may result in material costs to the Company, which could materially adversely affect the Company’s financial condition, cash flow and results of operations.

The effectiveness of our actuarial and other financial models may adversely affect our financial results, capitalization and financial condition.

Actuarial and other financial models are used primarily to determine reserve levels for our in-force block and to provide information to key internal stakeholders for planning, asset / liability management, and risk / stress testing analysis purposes. The models are subject to extensive internal controls which promote repeatability and sustainability, and are also subject to continual review regarding effectiveness, logic, assumptions and underlying product mechanics and refinements may be implemented based on these reviews. Refinements are subject to a rigorous change management process and are agreed upon with key internal stakeholders prior to implementation. While models are continually improving as a result of these refinements, there are still inherent limitations. First, no assurances can be given that all necessary refinements will be identified and/or implemented in our actuarial models. Also, due to the nature of the underlying risks and the uncertainty associated with prospective modeling techniques and the application of such techniques, these models may not accurately capture the evolution of the in-force block, as we cannot determine precisely the actual experience, policyholder behavior and investment income. Variations in any of the foregoing from estimates in our models may result in the need to post additional reserves, which could have a material adverse effect on the Company’s financial condition including by adversely affecting the Company’s capital adequacy ratios utilized by NRSROs to assign credit ratings.

Item 11(a).	Description of Business

Lincoln Benefit Life Company (referred to in this document as “we,” “Lincoln Benefit,” “our,” “us” or the “Company”) was incorporated under the laws of the State of Nebraska in 1938. Lincoln Benefit is a wholly- owned subsidiary of LBL HoldCo II, Inc., a Delaware corporation, which is a wholly-owned subsidiary of LBL HoldCo, Inc. (“HoldCo Parent”). HoldCo Parent is a wholly-owned subsidiary of GILICO. Prior to December 31, 2019, HoldCo Parent was a wholly-owned subsidiary of RL LP and RL (Parallel) Partnership.

Prior to July 18, 2013, we sold interest-sensitive, traditional and variable life insurance, and fixed annuities including deferred and immediate, through independent master brokerage agencies and the Allstate exclusive agency channel. In July 2013, we ceased soliciting and selling new policies through our independent agent channel. In 2017, we ceased soliciting and selling new policies through the Allstate exclusive agency channel.

In 2015, the administration of our retained deferred annuity and life business was outsourced to unaffiliated third-party service providers, SE2, LLC and Alliance–One Services, Inc. Allstate Life Insurance Company (“ALIC”) continues to reinsure and administer business sold through the Allstate exclusive agency channel and certain life, immediate and payout annuity contracts. LifeCare Assurance Company administers the Company’s long-term care business.

Lincoln Benefit’s variable annuity business is reinsured by ALIC under an existing reinsurance agreement between Lincoln Benefit and ALIC. In 2006, ALIC disposed of substantially all of its variable annuity business through reinsurance agreements with The Prudential Insurance Company of America, a subsidiary of Prudential Financial, Inc. The Company was not a direct party to this agreement and its reinsurance agreement with ALIC remains unchanged.

In our reports, we occasionally refer to statutory financial information. All domestic U.S. insurance companies are required to prepare statutory-basis financial statements. As a result, industry data is available that enables comparisons between insurance companies, including competitors that are not subject to the requirement to prepare financial statements in conformity with accounting principles generally accepted in the United States of America. We frequently use industry publications containing statutory financial information to assess our competitive position.

Lincoln Benefit is subject to extensive regulation, primarily at the state level. The method, extent and substance of such regulation varies by state but generally has its source in statutes that establish standards and requirements for conducting the business of insurance and that delegate regulatory authority to a state agency. These rules have a substantial effect on our business and relate to a wide variety of matters, including insurer solvency, reserve adequacy, insurance company licensing and examination, agent licensing, policy forms, rate setting, the nature and amount of investments, claims practices, participation in guaranty funds, transactions with affiliates, the payment of dividends, underwriting standards, statutory accounting methods, trade practices and corporate governance.

Item 11(b).	Description of Property

Lincoln Benefit occupies leased office space in Lincoln, Nebraska and Rosemont, Illinois.

Item 11(c).	Legal Proceedings

Lincoln Benefit is engaged in routine lawsuits, which, in management’s judgment, are not of material importance to its total assets or business prospects.

Item 11(e)	Financial Statements and Notes to Financial Statements

Lincoln Benefit Life Company

(A Wholly-Owned subsidiary of LBL HoldCo II, Inc.)

Index

December 31, 2020

Page(s)

REPORTS OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS	18

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS	22

STATUTORY STATEMENTS OF OPERATIONS	23

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS	24

STATUTORY STATEMENTS OF CASH FLOWS	25

NOTES TO STATUTORY STATEMENTS	26

Report of Independent Auditors

The Board of Directors

Lincoln Benefit Life Company

We have audited the accompanying statutory-basis financial statements of Lincoln Benefit Life Company (the Company), which comprise the statutory statements of admitted assets, liabilities, and capital stock and surplus as of December 31, 2020, and the related statutory statements of operations, statutory statements of changes in capital stock and surplus and statutory statements of cash flow for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Nebraska Department of Insurance. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the statutory-basis financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Nebraska Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. The effects on the financial statements of the variances between these statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2020, or the results of its operations or its cash flows for the year then ended.

Opinion on Statutory-Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2020, and the results of its operations and its cash flows for the year then ended, on the basis of accounting described in Note 1.

April 15, 2021

INDEPENDENT AUDITORS’ REPORT

To the Shareholders and Board of Directors of

Lincoln Benefit Life Company

Rosemont, Illinois

We have audited the accompanying statutory financial statements of Lincoln Benefit Life Company (the “Company”), a wholly-owned subsidiary of LBL HoldCo II, Inc., which comprise the statutory statement of admitted assets, liabilities and capital stock and surplus as of December 31, 2019, and the related statutory statements of operations, changes in capital stock and surplus, and cash flows for the years ended December 31, 2019 and 2018, and the related notes to the statutory financial statements (collectively referred to as the “statutory financial statements”).

Management’s Responsibility for the Statutory Financial Statements

Management is responsible for the preparation and fair presentation of these statutory financial statements in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these statutory financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statutory financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the statutory financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory financial statements, the statutory financial statements are prepared by Lincoln Benefit Life Company using the accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Insurance Department of the State of Nebraska.

The effects on the statutory financial statements of the variances between the statutory basis of accounting described in Note 1 to the statutory financial statements and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of Lincoln Benefit Life Company as of December 31, 2019, or the results of its operations or its cash flows for the years ended December 31, 2019 and 2018.

Opinion on Statutory Basis of Accounting

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of Lincoln Benefit Life Company as of December 31, 2019, and the results of its operations and its cash flows for the years ended December 31, 2019 and 2018 in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska as described in Note 1 to the statutory financial statements.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

March 30, 2020

LINCOLN BENEFIT LIFE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

DECEMBER 31, 2020 AND DECEMBER 31, 2019

($’S IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	December 31, 2020	December 31, 2019
Admitted Assets
Bonds	$8,074,319	$6,361,622
Preferred stocks	122,120	14,800
Common stocks	46,472	8,479
Mortgage loans	721,238	721,831
Contract loans	35,744	33,622
Other investments	194,742	84,792
Receivables for securities	19	96
Cash, cash equivalents and short-term investments	562,782	250,810

Total Cash and Invested Assets	9,757,436	7,476,052
Due and accrued investment income	72,823	75,238
Current income tax recoverable	13,291	26,066
Net deferred tax asset	33,165	27,030
Deferred premium and other assets, net	83,371	103,990
Separate account assets	1,671,786	1,464,556

Total Admitted Assets	$11,631,872	$9,172,932

Liabilities, Capital Stock and Surplus
Reserves for policy benefits	5,278,258	4,357,355
Reinsurance payable	5,847	48,333
Interest maintenance reserve	76,439	35,675
Funds held under coinsurance	4,064,012	2,776,976
Other liabilities	119,248	137,427
Separate account liabilities	1,671,786	1,464,556

Total Liabilities	$11,215,589	$8,820,322

Capital Stock and Surplus
Common capital stock, $100 par value, 30,000 shares authorized and 25,000 shares outstanding	2,500	2,500
Gross paid in and contributed surplus	255,739	196,779
Unassigned funds	158,044	153,331

Total Capital Stock and Surplus	$416,283	$352,610

Total Liabilities, Capital Stock and Surplus	$11,631,872	$9,172,932

See Notes to the Statutory Financial Statements

LINCOLN BENEFIT LIFE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

($ IN THOUSANDS)

	2020	2019	2018
Revenue
Premiums, net of reinsurance	$277,662	$(913,357)	$80,113
Net investment income	425,548	382,333	402,362
Commissions and expense allowance	74,255	84,423	64,286
Reserve adjustments on reinsurance ceded	(77,318)	(686,158)	(174,884)
Other income	7,493	34,628	24,927

Total Revenue	707,640	(1,098,131)	396,804

Benefits and Expenses
Benefit payments to policyholders and beneficiaries	$414,931	$389,734	$702,649
Net change to policy benefit reserves	(5,119)	(1,707,830)	(484,565)
Net transfers from separate accounts	(45,228)	(63,167)	(60,276)
Commissions and operating expenses	320,328	270,576	218,553

Total benefits and expenses	684,912	(1,110,687)	376,361

Gain from operations before dividends and taxes	22,728	12,556	20,443
Policyholder dividends	30	31	34

Gain from operations before taxes	22,698	12,525	20,409
Income tax expense (benefit)	(24,822)	—	(4,090)

Net gain from operations	47,520	12,525	24,499
Net realized capital gains (losses)	(2,301)	21,624	11,224

Net Income	$45,219	$34,149	$35,723

See Notes to the Statutory Financial Statements

LINCOLN BENEFIT LIFE COMPANY

STATUTORY STATEMENT OF CHANGES IN CAPITAL STOCK AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

($’S IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

			Additional		Total
			Paid-In	Unassigned	Capital Stock
	Common Capital Stock		Capital	Funds	and Surplus
Balance, December 31, 2017	25,000	$2,500	$171,003	$252,298	$425,801
Net income				35,723	35,723
Change in net unrealized capital gains (losses)	—	—	—	(50,622)	(50,622)
Change in net deferred income tax	—	—	—	12,913	12,913
Change in nonadmitted assets	—	—	—	(19,333)	(19,333)
Dividends to stockholder	—	—	—	(15,000)	(15,000)
Change in asset valuation reserve	—	—	—	6,488	6,488
Deferral of ceding commission	—	—	—	(16,040)	(16,040)

Balance, December 31, 2018	25,000	$2,500	$171,003	$206,427	$379,930
Change in paid-in capital	—	—	25,776	—	25,776
Net income	—	—	—	34,149	34,149
Change in net unrealized capital gains (losses)	—	—	—	(45,874)	(45,874)
Change in net deferred income tax	—	—	—	(5,802)	(5,802)
Change in nonadmitted assets	—	—	—	19,704	19,704
Dividends to stockholder	—	—	—	(40,000)	(40,000)
Change in liabilty for reinsurance in unauthorized and certified companies				(4,606)	(4,606)
Change in asset valuation reserve	—	—	—	5,397	5,397
Deferral of ceding commission	—	—	—	(16,064)	(16,064)

Balance, December 31, 2019	25,000	$2,500	$196,779	$153,331	$352,610

Change in paid-in capital	—	—	58,960	—	58,960
Net income	—	—	—	45,219	45,219
Change in net unrealized capital gains (losses)	—	—	—	(71,678)	(71,678)
Change in net deferred income tax	—	—	—	27,044	27,044
Change in nonadmitted assets	—	—	—	(35,296)	(35,296)
Change in liabilty for reinsurance in unauthorized and certified companies				1,077	1,077
Change in asset valuation reserve	—	—	—	(10,319)	(10,319)
Deferral of ceding commission	—	—	—	48,666	48,666

Balance, December 31, 2020	25,000	$2,500	$255,739	$158,044	$416,283

See Notes to the Statutory Financial Statements

LINCOLN BENEFIT LIFE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

($’S IN THOUSANDS)

	2020	2019	2018
Cash Flows from Operating Activities:
Premiums and other income received	$686,775	$35,727	$154,825
Investment income received	316,851	430,113	452,609
Benefit payments to policyholders and beneficiaries, including net transfers to separate accounts	(470,295)	(706,381)	(791,653)
Commissions, expenses and taxes paid	(249,078)	(200,532)	(228,066)

Net Cash (Used in) Provided by Operating Activities	284,253	(441,073)	(412,285)

Cash Flows from Investing Activities:
Proceeds from investments sold, matured, repaid or received
Bonds	$3,263,486	$1,176,624	$1,418,296
Mortgage loans	124,885	277,171	338,652
Other investments	23,217	48,813	14,348

Subtotal Proceeds from Investments	3,411,588	1,502,608	1,771,296
Cost of Investments Acquired:
Bonds	4,859,995	936,205	1,139,991
Stocks	227,274	51,519	50,110
Mortgage loans	124,568	141,078	147,702
Other investments	152,638	20,452	14,376

Subtotal Investments Acquired	5,364,475	1,149,254	1,352,179
Net Increase (Decrease) in Contract Loans	2,170	(7,694)	(4,824)

Net Cash (Used in) Provided by Investing Activities	(1,955,057)	361,048	423,941

Cash Flows from financing and Miscellaneous Sources:
Net inflows (outflows) on deposit-type contracts	$904,797	$80,479	$(41,070)
Dividend to stockholders	—	(40,000)	(15,000)
Funds held under coinsurance	965,642	67,847	84,048
Other cash provided (applied)	112,337	11,269	(22,572)

Net Cash (Used in) Provided by Financing and Miscellaneous Sources	1,982,776	119,595	5,406

Net Increase (Decrease) in Cash and Short-term Investments	311,972	39,570	17,062
Cash, Cash Equivalents and Short-term investments, Beginning of Year	$250,810	$211,240	$194,178

Cash, Cash Equivalents and Short-term Investments, End of Year	$562,782	$250,810	$211,240

Supplemental Disclosures of Cash Flow Information for Non-cash Transactions:
Change of intercompany note payable and receivable	$252,675	$(55,500)	$(118,000)
Bond exchanges and other non-cash exchanges	$—	$—	$5,375
Mortgage loan refinance	$—	$—	$45,712
Bonds, policy loans and other non-cash assets remitted to settle reinsurance premium	$321,394	$1,444,046	$—
Recapture of modified coinsurance	$—	$539,191	$—
IMR cession	$81,744	$33,277	$—

See Notes to the Statutory Financial Statements

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Lincoln Benefit Life Company (the “Company” or “Lincoln Benefit”) is a stock insurance company domiciled in the State of Nebraska. It is a wholly-owned subsidiary of LBL HoldCo II, Inc. (“HoldCo”), which in turn is a wholly-owned subsidiary of LBL HoldCo, Inc. (“Holdings”).

On December 31, 2019, Guaranty Income Life Insurance Company (“GILICO”), an Iowa-domiciled insurance company, completed the acquisition (the “Transaction”) of Holdings and its subsidiaries (including the Company). Prior to December 31, 2019, Holdings was a wholly-owned subsidiary of RL LP (formerly Resolution Life LP) and RL Parallel LP (formerly Resolution Life (Parallel) LP).

Lancaster Re Captive Insurance Company (“Lancaster Re”), a Nebraska domiciled captive insurance company, became a wholly-owned subsidiary of Lincoln Benefit on April 1, 2014.

The Company is authorized to sell life insurance and retirement products in all states except New York, as well as, in the District of Columbia, the U.S. Virgin Islands and Guam. Prior to July 18, 2013, the Company sold interest-sensitive, traditional and variable life insurance products through both exclusive agencies (“Allstate Sales channel”) and independent master brokerage agencies. Effective July 17, 2013, sales through the independent master brokerage agencies ceased. Sales through the Allstate Sales channel ceased in 2017.

Allstate Life Insurance Company (“ALIC”) continues to administer and reinsure all life insurance business written by Lincoln Benefit through the Allstate Sales channel, all immediate annuities written by Lincoln Benefit prior to April 1, 2014, certain term life policies written by Lincoln Benefit, and Lincoln Benefit’s variable annuity business.

BASIS OF PRESENTATION

The accompanying statutory financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Nebraska Department of Insurance (“NE DOI” or the “Department”). The NE DOI requires insurance companies domiciled in the State of Nebraska to prepare their statutory financial statements in accordance with the National Association of Insurance Commissioners (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”). Prescribed statutory accounting practices include a variety of publications of the NAIC, as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. There are no deviations from NAIC SAP in the Company’s statutory financial statements as presented for December 31, 2020, 2019 or 2018.

DIFFERENCES BETWEEN NAIC SAP AND U.S. GAAP

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“U.S. GAAP”). NAIC SAP differs from U.S. GAAP in several respects, which causes differences in reported assets, liabilities, stockholder’s equity (statutory capital and surplus), net income, and cash flows. The principal differences between NAIC SAP and U.S. GAAP include:

•

Investments in bonds are generally carried at amortized cost; under U.S. GAAP, investments in bonds, other than those classified as held-to-maturity, are carried at fair value. For bonds held as available-for-sale, changes in fair value are recorded in accumulated other comprehensive income.

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

•

The changes in the unrealized gains or losses on certain investments are recorded as increases or decreases in statutory surplus; under U.S. GAAP, such unrealized gains and losses are recorded as a component of comprehensive income.

•

Investments in insurance subsidiaries are generally carried on a statutory equity basis with equity in the earnings of subsidiaries reflected in unassigned surplus; under U.S. GAAP, subsidiaries are consolidated and results of operations are included in net income.

•

Minority ownership interests in partnerships are generally carried on an equity method basis with changes in equity reflected in unassigned surplus; under U.S. GAAP, minority ownership interests in partnerships are subject to lower thresholds and are generally carried at cost. Larger ownership interests are carried on an equity method basis with changes in equity reflected in net income. Controlling interests may be considered affiliated and require consolidation.

•

Derivative instruments used as economic hedges are recorded at fair value and the changes in fair value are recorded as unrealized gains and losses in statutory surplus. Under U.S. GAAP, these derivatives are recorded at fair value and changes in fair value are recorded in net income.

•

Embedded derivatives are carried consistently with the host instruments. Under U.S. GAAP, the embedded derivatives that are not clearly and closely related to the host are generally bifurcated and accounted for like any other freestanding derivative.

•

Interest Maintenance Reserve (“IMR”) represents the deferral of interest-related realized gains and losses, net of tax, on primarily fixed maturity investments which are amortized into income over the remaining life of the investment sold. No such reserve is required under U.S. GAAP.

•

Asset Valuation Reserve (“AVR”) represents a contingency reserve for credit related risk on most invested assets of the Company and is charged to statutory surplus. No such reserve is required under U.S. GAAP, but mortgage loans are recorded net of allowances for estimated uncollectible amounts.

•

Certain assets, principally prepaid expenses, agents’ balances, and certain deferred tax assets have been designated as nonadmitted assets and excluded from assets by a charge to statutory surplus. Under U.S. GAAP, such amounts are carried with an appropriate valuation allowance, when necessary.

•

Intangible assets such as present value of future profits and other adjustments, resulting from the Company’s acquisitions, are not recorded for statutory purposes. Intangible assets such as goodwill are recorded for statutory purposes with limitations and amortized. Under U.S. GAAP, the present value of future profits is recorded and amortized and goodwill is recorded at cost and tested for impairment using a fair value methodology at least annually.

•

A provision is established for unsecured reinsurance recoverable balances from unauthorized reinsurers. The change in this provision is credited or charged to unassigned statutory surplus. Under U.S. GAAP, a provision is established for uncollectible reinsurance balances with any changes to this provision reflected in earnings for the period.

•

Aggregate reserves for a majority of life insurance and fixed annuity contracts are based on statutory mortality and interest requirements without consideration for anticipated withdrawals. Variable annuity contracts are reserved for using a prescribed principles-based approach. Under U.S. GAAP reserves for term life and fixed annuities are based on the present value of future benefits less the present value of future net premiums based on mortality, morbidity and other assumptions, which were appropriate at the time the policies were issued or acquired. Reserves for universal life and deferred annuities are recognized by establishing a liability equal to the current account value of the policyholders’ contracts, with an additional reserve for certain guaranteed benefits.

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

•

Reserves are reported net of ceded reinsurance; under U.S. GAAP, reserves relating to business in which the ceding company is not legally relieved of its liability are reported gross with an offsetting reinsurance receivable.

•

Certain annuity contracts which do not pass through all investment gains to the contract holders are maintained in the separate accounts, whereas U.S. GAAP reports these contracts in the general account of the Company.

•

Policy acquisition costs are expensed as incurred; under U.S. GAAP, these costs are related to the successful acquisition of new and renewal insurance policies and investment contracts which are deferred and recognized over either the expected premium paying period or the expected gross profits.

•

The cumulative effect of changes in accounting principles are recorded as increases or decreases in statutory surplus; under U.S. GAAP, cumulative effects of changes in accounting principles generally affect equity and net income.

•

Premiums of universal life and deferred annuity contracts including policy charges are recorded as revenue when due. Under U.S. GAAP, policy charges are recorded as revenue when due, and the premiums are recorded as policyholder account balances.

•

Federal income taxes are provided for in the Company’s estimated current and deferred taxes. Income taxes incurred include current year estimates of Federal income taxes due or refundable, based on tax returns for the current year and all prior years to the extent not previously provided. Deferred taxes are provided for differences between the statutory financial statement basis and the tax basis of assets and liabilities. Changes in deferred tax assets (“DTAs”) and deferred tax liabilities (“DTLs”) are recognized as a separate component of gains and losses in statutory unassigned surplus, while under U.S. GAAP, these changes are included in income tax expense or benefit. Under U.S. GAAP and NAIC SAP, gross deferred tax assets are reduced by a valuation allowance if it is more likely than not that some portion or all of the assets will not be realized. The remaining adjusted gross deferred tax asset not meeting certain criteria outlined in Statement of Statutory Accounting Principle (“SSAP”) No. 101, “Income Taxes” (“SSAP No. 101”), are not admitted.

•

The Statutory Statements of Cash Flows differ in certain respects from the presentation required by U.S. GAAP, including the presentation of the changes in cash and short-term investments instead of cash and cash equivalents. Short-term investments include securities with maturities of one year or less at the time of acquisition. For statutory purposes, there is no reconciliation between net income and cash from operations.

•	NAIC SAP does not require the presentation of a Statement of Comprehensive Income; under U.S. GAAP such a statement is required.

The effects on the Company’s financial statements attributable to the differences between NAIC SAP and U.S. GAAP are unknown and are presumed to be material.

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of Nebraska requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

contracts, deferred income taxes, provision for income taxes and other-than-temporary impairments (“OTTI”) of investments.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities and mortgage loans. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-based financial statements:

INVESTMENTS

Cash, cash equivalents and short-term investments

Cash, cash equivalents and short-term investments are highly liquid securities. The Company’s cash equivalents primarily may include cash, commercial paper and certain money market investments which have an original term to maturity of less than three months. Short-term investments include debt instruments with a term to maturity exceeding three months, but less than one year on the date of acquisition. Cash equivalents and short-term investments are carried at estimated fair value or amortized cost, which approximates fair value.

Bonds

Investments in debt securities including bonds, mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) are stated at amortized cost using the interest method. Where the NAIC rating has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value. The ratings for certain residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) were determined by comparing the insurer’s carrying value divided by remaining par value to price ranges modeled by a third-party vendor chosen by the NAIC that correspond to each NAIC designation. Comparisons were initially made to the model based on amortized cost. Where the resulting rating was a NAIC 6 per the model, further comparison based on fair value was required which, in some cases, resulted in a higher final NAIC rating.

Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single-class and multi-class MBS and ABS are estimated by management using inputs obtained from third-party specialists and based on management’s knowledge of the current market. For prepayment-sensitive securities such as interest-only and principal-only strips, inverse floaters and credit-sensitive MBS and ABS securities, which represent beneficial interests in securitized financial assets that are not of high credit quality or that have been credit impaired, the effective yield is recalculated on a prospective basis. For all other MBS and ABS, the effective yield is recalculated on a retrospective basis. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for an OTTI adjustment is further described in Note 3.

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

Common Stocks

The Company holds unaffiliated common stock. Common stock is held at fair value, while shares of Federal Home Loan Bank of Chicago are reported at cost which approximates fair value.

Preferred Stocks

The Company holds a mix of unaffiliated redeemable and non-redeemable preferred stock. Preferred stocks are reported at amortized cost based on credit rating as prescribed in Statement of Statutory Accounting Principle (“SSAP”) No. 32, “Preferred Stock”.

Investments in Subsidiaries

Investments in insurance subsidiaries are carried based on the underlying statutory equity of the subsidiary. The Company’s investment in Lancaster Re is fully nonadmitted as of December 31, 2020 and 2019. The Company’s book/carrying values and nonadmitted value of its investment in Lancaster Re were $168.0 million and $156.8 million as of December 31, 2020 and 2019, respectively.

Mortgage Loans

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are stated at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or derecognized in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock on the loan’s settlement date, which is the date that the Company cash settles the purchase or sale of the loan. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statutory Statements of Operations using the effective interest rate method. Mortgage loans, which primarily include commercial first lien mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made. The Company regularly assesses the value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

The allowance for credit losses are estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan. The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing these loans individually. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish the loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

It is the Company’s policy to cease to carry accrued interest on commercial mortgage loans in default if deemed uncollectible or over 180 days past due. The Company held no investments in non-accrual status as of December 31, 2020 or 2019. Interest income is recognized on impaired mortgage loans upon receipt.

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes accrual of income. However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured.

If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Other Investments

Other investments include investments in surplus notes, interests in limited partnerships derivatives (see below) and collateral loans. Investments in surplus notes that are rated NAIC 1 or NAIC 2 are carried at amortized cost. Investments in limited partnerships that lack a controlling ownership interest are reported under the equity method. Collateral loans are reported at outstanding balance with a corresponding non-admitted asset for any amounts which are in excess of the fair value of the pledged collateral.

Derivatives

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are valued and reported consistently with the hedged items. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are valued at fair value with the changes in fair value recorded as unrealized gains and losses in statutory surplus. Realized investment gains and losses from derivatives that qualify for hedge accounting are reduced by amounts transferred to IMR.

Derivative financial instruments acquired by the Company were used to economically hedge the risks with certain assets and liabilities arising from potential adverse impacts from changes in risk-free interest rates and equity markets related to the Company’s equity indexed annuity and life contracts. The Company does not use derivatives for speculative purposes. Derivatives may include index option contracts and futures and interest rate swaps and are included in Other Investments on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. The notional amounts specified in the contracts are used to calculate contractual payments under the agreements and are generally not representative of the potential for gain or loss on these contracts.

The Company did not report any derivatives as accounting hedges as of December 31, 2020 and 2019.

ASSET VALUATION RESERVE AND INTEREST MAINTENANCE RESERVE

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus. The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds and mortgage loans, resulting from changes in the

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold. Should the deferral of realized losses, net of income tax, result in a debit balance IMR, that amount is presented as an asset and nonadmitted.

INVESTMENT INCOME DUE AND ACCRUED

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default, (b) bonds delinquent more than 90 days or where collection of interest is improbable and (c) mortgage loans in default if deemed uncollectible or over 180 days past due. As of December 31, 2020, and 2019, the Company’s nonadmitted investment income due and accrued was zero.

POLICY AND CONTRACT RESERVES

Policy reserves on annuity and supplementary contracts are calculated using the Commissioners’ Annuity Reserve Valuation Method, except variable annuities which use the Commissioners’ Annuity Reserve Valuation Method for Variable Annuities. The valuation interest assumptions follow the Standard Valuation Law and vary by the contracts’ characteristics and issue year.

Policy reserves on life contracts are based on statutory mortality and valuation interest rates using the Commissioner’s Reserve Valuation Method without consideration of withdrawals. The valuation interest and mortality assumptions follow the Standard Valuation Law and vary by the contracts’ characteristics and issue year.

Valuation methods provide, in the aggregate, reserves that are greater than or equal to the minimum of guaranteed policy cash values or the amount required by law.

Accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using specified statutory interest rates and mortality. Morbidity and lapse assumptions are based on Company experience.

Liability for deposit-type contracts represents contracts without significant mortality or morbidity risk. Payments received from sales of deposit-type contracts are recognized by providing a liability equal to the current value of the policyholders’ contracts. Interest rates credited to these contracts are based on the applicable terms of the respective contract.

LIABILITY FOR POLICY AND CONTRACT CLAIMS

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amounts reported are based upon actual pending claim amounts and historical experience, adjusted for trends and current circumstances. Revisions of these estimates are included in the Company’s Statutory Statements of Operations in the year such adjustments are determined to be required.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101. Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

which the differences are expected to reverse. The effect of a change in tax rates on DTAs and DTLs is recognized in the period that includes the enactment date. Valuation allowances on DTAs are estimated based on the Company’s assessment of the realizability of such amounts. Refer to Note 13 of the Company’s financial statements for further discussion of the Company’s income taxes.

REINSURANCE

Policy and contract liabilities ceded have been reported as reductions of the related reserves. Premiums, commissions, expense reimbursement, claims, and claim adjustment expenses related to reinsured business are accounted for on a basis consistent with that used in accounting for the original policies issued and with the terms of the reinsurance contracts and are reported net of amounts ceded to other companies.

A liability has been provided for unsecured policy reserves on reinsurance ceded to companies not authorized to assume business in the state of domicile and is included in funds held under reinsurance treaties with unauthorized companies. Changes in this liability are reported directly in unassigned surplus.

EXPERIENCE REFUNDS

Experience refunds are calculated in accordance with the applicable reinsurance agreements. Experience refunds are primarily determined by claims experience on the ceded blocks, in addition to numerous factors that include profitability of the Company during the period covered by the refund and capitalization levels of the Company. Experience refunds are recorded directly in the Company’s Statutory Statements of Operations.

GUARANTY ASSOCIATION ASSESSMENTS

The Company is required by law to participate in the guaranty associations of the various states in which it is licensed to do business. The state guaranty associations ensure payment of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent insurance companies by assessing all other companies involved in similar lines of business. Certain guaranty fund assessments paid by the Company are recoverable through premium tax credits over time.

RECOGNITION OF REVENUE AND RELATED EXPENSES

Scheduled life, accident and health insurance premiums and annuity considerations are recognized as revenue when due. Premiums for universal life and single premium contracts are recognized as revenue when collected. Benefits, surrenders and withdrawals are expensed as incurred. All acquisition costs and maintenance expenses are charged to the Company’s Statutory Statements of Operations as incurred.

OTHER INCOME

Other income primarily consists of various insurance policy charges. In 2020 and 2019, other income also includes IMR ceded as part of the Company’s reinsurance program described in Note 8.

SEPARATE ACCOUNTS

The Company has established unitized Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in the variable Separate Accounts include individual and group life and annuity contracts.

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

Net investment income, capital gains and losses, and changes in mutual fund asset values on the variable Separate Accounts are allocated to policyholders and therefore do not affect the operating results of the Company. Assets held in the variable Separate Accounts are carried at fair value. The investment risk of such securities is retained by the contractholder. The Company earns separate account fees for providing administrative services and bearing the mortality risks related to contracts for which funds are invested in variable Separate Accounts.

The activity of the variable Separate Accounts is not reflected in the Company’s financial statements except for the following:

•	The fees that the Company receives, which are assessed periodically and recognized as revenue when assessed.

•

The activity related to the guaranteed minimum death benefit, guaranteed minimum accumulation benefit and guaranteed minimum withdrawal benefit with offsetting transfers to/from the variable Separate Accounts are reflected in the Company’s financial statements.

•	Premiums and withdrawals with offsetting transfers to/from the variable Separate Accounts are reflected in the Statutory Company’s Statements of Operations.

•	Transfers from the variable Separate Accounts due and accrued, which include accrued expense allowances receivable from the variable Separate Accounts.

•

The dividends-received-deduction (“DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable Separate Accounts’ assets held in connection with variable contracts.

The results of variable annuity contracts and certain variable life policies are reinsured to ALIC pursuant to a modified coinsurance agreement.

NONADMITTED ASSETS

Certain assets are designated as “nonadmitted” under NAIC SAP. Such assets, principally related to amounts advanced to or due from financial representatives, prepaid expenses, aged reinsurance recoverables, deferred tax assets in excess of statutory limits and the Company’s investment in Lancaster Re are excluded from assets and surplus in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus as of December 31, 2020 and 2019.

ACCOUNTING PRONOUNCEMENTS

Effective January 2020 with early adoption permitted, the NAIC revised SSAP No. 22, “Leases” to SSAP No. 22R, “Leases - Revised” in order to update guidance on leases, including leveraged leases and sale-leaseback transactions. The substantive revisions to SSAP No. 22 were the result of U. S. GAAP based changes by the Financial Accounting Standards Board (“FASB”) through issuance of Accounting Standards Update (“ASU”) 2016-02, “Leases (Topic 842)”. The adoption of these revisions is not expected to have an impact on the financial statements of the Company as the “operating lease” approach without recognition of a right-to-use asset or lease liability is still used under NAIC SAP for lessees.

Effective January 2020 with early adoption permitted, the NAIC revised SSAP No. 100R, “Fair Value”, as a result of the issuance of ASU 2018-13, “Changes to the Disclosure Requirements for Fair Value Measurement”. This ASU was issued in August 2018 as part of a FASB project to improve the effectiveness of U.S. GAAP disclosures. The adoption of these revisions is not expected to have a significant impact on the financial statements of the Company and disclosures will be updated in Note 12.

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

Effective April 2019, the NAIC revised SSAP No. 100R, “Fair Value” as a result of the issuance of ASU 2018-36, “Changes to the Disclosure Requirements for Fair Value Measurement”. This ASU was issued to update the timing for the application of ASU 2018-13 for certain of the disclosures, i.e., deletion of the disclosures detailing transfers between Levels 1 and 2, policy for timing of transfers and valuation process for Level 3. The adoption of these revisions did not have a significant impact on the financial statements of the Company and disclosures were updated in Note 12.

Effective December 2019, the NAIC revised SSAP No. 43R “Loan-Backed and Structured Securities” to incorporate guidance for certain government sponsored enterprises credit risk transfer instruments known as mortgage-referenced securities (“MRS”) that meet the statutory classification of a structured note as the holder could lose principal with the performance of the referenced security, however, also encompass both the credit risk of the issuer (e.g., Fannie Mae or Freddie Mac), as well as the credit risk of mortgage loan borrowers. The adoption of these revisions did not have an impact on the financial statements of the Company as they continue to be admitted assets whereas the guidance for other types of structured notes was moved effective December 2019 to SSAP No. 86, “Derivatives” and the assets were nonadmitted.

Effective December 2019 with early adoption permitted, the NAIC revised SSAP No. 69, “Cash Flows”, as a result of the issuance of ASU 2016-18, “Statement of Cash Flows: Restricted Cash”. This ASU required restricted cash and restricted cash equivalents to be included with cash and cash equivalents when reconciling the beginning and ending balances shown on the Statutory Statements of Cash Flows. This revision is to be shown retrospectively, allowing for comparative cash flow statements. The adoption of this revision is included as a reclass between line items of the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus and related adjustments to the Statutory Statements of Cash Flows with immaterial overall impact to the financial statements.

Effective March 2019 with early adoption permitted, the NAIC amended SSAP No. 43R, “Loan-backed and Structured Securities” to delete the modified filing exempt (“MFE”) guidance. Under the MFE process, the amortized cost basis is used in conjunction with the credit rating provider (“CRP”) rating to determine the final NAIC designation. When eliminated, securities that have a CRP rating that are not captured as financially modeled securities will use the equivalent NAIC designation without adjustment. The adoption of these revisions did not have an impact on the financial statements of the Company as no numeric ratings were changed as a result of early adoption.

2.	RELATED PARTY TRANSACTIONS

The Company has significant transactions with affiliates. Intercompany revenues and expenses recognized under these agreements may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties. Below is a summary of significant transactions with affiliates.

Capital Contributions and Dividends

During 2020, the Company received capital contributions in the amount of $55 million from GILICO. On December 31, 2019, the Company received a capital contribution from GILICO for $20 million.

After receiving prior approval from the NE DOI, the Company paid extraordinary dividends of $40 million and $15 million in 2019, 2018, respectively. The Company did not pay any extraordinary dividends in 2020.

For the year ended December 31, 2020, the Company contributed $82 million to Lancaster Re. For the year ended December 31, 2019 and 2018, the Company contributed $50 million to Lancaster Re, respectively.

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

Reinsurance Related Agreements

As more fully described in Note 8, the Company is party to various reinsurance transactions with affiliates.

Effective April 1, 2020, the Company entered into a stop loss agreement with Kuvare Life Re Ltd., a Bermuda affiliate, to cover excess losses associated with life policies reinsured with Lancaster Re. The Company had a net payable of $0.3 million at December 31, 2020.

Effective October 1, 2020, the Company entered into a coinsurance agreement with Kuvare Bermuda Re Ltd., resulting in the transfer of certain fixed annuity contracts. The Company ceded assets of $1.2 billion and statutory reserves of $1.2 billion for which amounts are collateralized with a funds withheld account and IMR. The Company had a receivable of $1.3 million at December 31, 2020.

On December 31, 2019, the Company entered into a coinsurance agreement with GILICO, resulting in the transfer of certain life and annuity contracts. The Company ceded statutory reserves of $1.3 billion in return for a ceding commission of $27.0 million, which was recorded in the Statutory Statements of Operations. The Company had a net receivable of $11.0 million from GILICO and a net payable of $35.0 million due to GILICO under terms of the coinsurance agreement at December 31, 2020 and December 31, 2019, respectively.

Effective April 1, 2014, amended and restated on April 1, 2020, the Company entered into an indemnity reinsurance agreement on a combination coinsurance and coinsurance funds withheld basis with Lancaster Re, resulting in the transfer of XXX and AXXX reserves associated with certain term and universal life policies. In April 2014, the Company ceded statutory reserves of $2.7 billion in return for a ceding commission, which was deferred net of tax into unassigned surplus in accordance with NAIC SAP. Amortization of $16.3 million, $16.1 million and $16.0 million was recorded during the years ended December 31, 2020, 2019 and 2018, respectively, resulting in an unamortized balance in surplus at December 31, 2020, 2019 and 2018 of $214.2 million, $230.5 million and $246.6 million, respectively. The deferred ceding commission is amortized into income over the period under which earnings emerge from the business reinsured. The Company had a net reinsurance receivable from Lancaster Re of $22.0 million and $35.6 million at December 31, 2020 and 2019, respectively.

There is no reported risk-based capital or Primary Security shortfall associated with these agreements.

Administrative Service Agreements and Other

The Company and HoldCo have entered into a Services Agreement to provide certain administrative and other services to each other. Total expenses incurred under this agreement to HoldCo were $8.7 million and $13.5 million and $22.4 million for the years ended December 31, 2020, 2019 and 2018, respectively.

The Company and Lancaster Re have entered into a Services Agreement to provide certain administrative and other services to Lancaster Re. The Company and Lancaster Re also entered into an Investment Services Agreement pursuant to which the Company will provide investment management services with respect to assets of Lancaster Re. The Investment Services Agreement does not apply to the Funds Withheld Account held at Lincoln Benefit. Assets may be added to or withdrawn from the accounts at any time by Lancaster Re. Management and administrative fees are payable quarterly and totaled approximately $1.3 million and $(8.7) million for the years ended December 31, 2020 and 2019, respectively.

Effective December 31, 2019, the Company entered into a Cost Sharing and Services Agreement with Kuvare US Holdings, Inc. (“Kuvare”) and Kuvare Insurance Services LP (“KIS”) whereby Kuvare and KIS have agreed to provide certain management and administrative services to Lincoln Benefit, including management, reinsurance, legal, audit, administration, financial planning and other services. Lincoln Benefit

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

reimburses Kuvare and KIS at cost for services provided by Kuvare and KIS pursuant to this agreement. Total expenses incurred under this agreement to HoldCo were $5.1 million and $0.3 million for the year ended December 31, 2020 and December 31, 2019, respectively.

On December 31, 2019, Lincoln Benefit entered into an Investment Management Agreement with KIS, whereby KIS has agreed to provide certain investment advisory and management services to Lincoln Benefit. No expenses were incurred under this agreement during the year ended December 31, 2019 while expenses of $23.7 million were incurred during the year ended December 31, 2020.

The Company and Lancaster Re have entered into a Tax Allocation Agreement. Refer to Note 13 for more information related to this agreement.

Effective April 1, 2014, the Company entered into a Fee Letter (the “Fee Letter”) with Lanis LLC (“Lanis”) pursuant to which the Company will pay Lanis the risk spread due on the Credit-Linked Note issued by Lanis to Lancaster Re. A reserve had been established on the balance sheet for these payments through April 1, 2019. The reserve was based on a former letter agreement between the Company and Holdco which was terminated effective April 1, 2020. The fee letter also provided reimbursement in cash for any risk spread fees paid by the Company. During 2020, Holdco contributed capital of $2.0 million to the Company in line with the Fee Letter.

Effective November 4, 2016, the Company entered into an intercompany note receivable and note payable agreement with Lancaster Re in equal amounts (initially $100 million, and up to $500 million). The consideration for each note is offset, and interest is paid quarterly based on rates defined in the agreement. The gross amounts as of December 31, 2020 and 2019 were $463.7 million and $211.0 million, respectively.

The maturities of the outstanding intercompany note receivable and payable as of December 31, 2020 and 2019 were as follows:

($’s thousands)	December 31, 2020	December 31, 2019
2020	$—	$105,500
2021	105,000	76,000
2022	103,425	29,500
2023	62,000	—
2024	42,000	—
2025	151,250	—

Total	$463,675	$211,000

Interest expense incurred on the note payable and interest income earned on the note receivable for the year ended December 31, 2020 were $5.9 million and $3.9 million, respectively. Interest expense incurred on the note payable and interest income earned on the note receivable for the year ended December 31, 2019 were $10.6 million and $4.7 million, respectively. Interest expense incurred on the note payable and interest income earned on the note receivable for the year ended December 31, 2018 were $13.7 million and $5.6 million, respectively.

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

Amounts Due To or From Affiliates

The Company reported the following receivables/(payables) to affiliates as of December 31, 2020 and 2019 excluding amounts related to taxes (see Note 13) and reinsurance agreements:

($’s in thousands)	December 31, 2020	December 31, 2019
Holdco	$(1,651)	$(2,828)
Lancaster Re	474	(580)
Lanis	—	(1,956)
Kuvare	(8,578)	(300)

Intercompany receivable and payable balances are evaluated on an individual company basis. Intercompany balances are generally settled quarterly.

3.	INVESTMENTS

The statement value and fair value of the Company’s debt securities as of December 31, 2020 and 2019 were as follows:

December 31, 2020

($’s in thousands)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$638,836	$4,850	$(497)	$643,189
All other governments	12,776	452	—	13,228
U.S. states, territories and possessions	19,982	4,021	—	24,003
U.S. political subdivisions	72,500	8,132	(42)	80,590
Special revenue	1,085,852	110,757	(1,134)	1,195,475
Industrial and miscellaneous	6,098,527	657,746	(26,313)	6,729,960
Hybrids	145,846	8,817	(2,447)	152,216

Total bonds	$8,074,319	$794,775	$(30,433)	$8,838,661

December 31, 2019

($’s in thousands)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$58,548	$5,375	$(86)	$63,837
All other governments	12,807	190	(578)	12,419
U.S. states, territories and possessions	15,426	2,162	—	17,588
U.S. political subdivisions	64,496	2,826	(63)	67,259
Special revenue	875,549	68,577	(894)	943,232
Industrial and miscellaneous	5,232,882	407,791	(14,019)	5,626,654
Hybrids	101,914	7,277	(423)	108,768

Total bonds	$6,361,622	$494,198	$(16,063)	$6,839,757

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

The statement value and estimated fair value as of December 31, 2020 by maturity periods for debt securities, other than ABS and MBS were as shown below:

December 31, 2020

($’s in thousands)	Statement Value	Fair Value
Due in one year or less	$140,572	$142,277
Due after one through five years	517,403	538,552
Due after five through ten years	1,059,144	1,112,705
Due after ten years	4,445,256	5,069,720

Total before asset and mortgage-backed securities	6,162,375	6,863,254
Asset and mortgage-backed securities	1,911,944	1,975,407

Total bonds	$8,074,319	$8,838,661

Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

Proceeds from sales of investments in debt securities for the years ended December 31, 2020, 2019 and 2018 were $2.9 billion, $0.9 billion and $1.0 billion, respectively; gross gains for the years ended December 31, 2020, 2019 and 2018 were $232.0 million, $47.4 million and $4.8 million, respectively, and gross losses for the years ended December 31, 2020, 2019 and 2018 were $16.1 million, $19.3 million and $47.0 million, respectively. Investment grade debt securities were 97.4% and 98.7% of the Company’s total debt securities as of December 31, 2020 and 2019, respectively.

For securities sold, redeemed or otherwise disposed as a result of a callable feature (including make whole call provisions), the number of CUSIPs and amount of investment income for the years ended December 31, 2020, 2019 and 2018 were as follows:

($’s in thousands, except # of securities)
	December 31, 2020		December 31, 2019		December 31, 2018
Type	General Account	Separate Account	General Account	Separate Account	General Account	Separate Account
Number of CUSIPs	19	—	22	—	13	—
Aggregate Amount of Investment Income	$8,057	$—	$3,785	$—	$1,005	$—

Pricing

Non-U.S. government fixed income holdings are valued on the basis of the quotes provided by pricing services, which are subject to pricing validation reviews and a pricing vendor challenge process. Valuations provided by vendors are generally based on the actual trade information as substantially all of the Company’s non-U.S. government holdings are traded in a transparent and liquid market.

Corporate debt securities mainly include investment grade positions, which are priced on the basis of quotes provided by third-party pricing vendors and first utilize valuation inputs from actively traded securities, such as bid prices, bid spreads to Treasury securities, Treasury curves, and same or comparable issuer curves and spreads. Issuer spreads are determined from actual quotes and traded prices and incorporate considerations of credit/default, sector composition, liquidity and call features. Where market data is not available valuations are developed based on the modeling techniques that utilize observable inputs and option adjusted spreads; and incorporate considerations of the security’s seniority, maturity and the issuer’s corporate structure.

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

Values of RMBS, CMBS and ABS are obtained from third-party pricing vendors and through quoted prices, some of which may be based on the prices of comparable securities with similar structural and collateral features. Pricing inputs for ABS which are primarily comprised of debt securitized by credit card; student loan and auto receivables; focus on capturing collateral quality and performance, payment patterns, and delinquencies. Values of certain ABS for which there are no significant observable inputs are developed using benchmarks to similar transactions or indices.

For both CMBS and RMBS, cash flows are derived based on the transaction-specific information which incorporates priority in the capital structure and are generally adjusted to reflect benchmark yields, market prepayment data, collateral performance (default rates and loss severity) for specific vintage and geography, credit enhancements, and ratings. For certain RMBS and CMBS with low levels of market liquidity, judgments may be required to determine comparable securities based on the loan type and deal-specific performance. CMBS terms may also incorporate lock-out periods that restrict borrowers from prepaying the loans or provide disincentives to prepay and therefore reduce prepayment risk of these securities, as compared to RMBS. The factors specifically considered in valuation of CMBS include borrower-specific statistics in a specific region, such as debt service coverage and loan-to-value ratios, as well as the type of commercial property.

Other-than-temporary impairments

The Company recognizes and measures OTTI for ABS and MBS in accordance with SSAP No. 43R, “Loan-Backed and Structured Securities”. In accordance with SSAP No. 43R, if the fair value of a structured security is less than its amortized cost basis at the balance sheet date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows discounted at the effective interest rate implicit in the security.

If the Company intends to sell the structured security, or it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the structured security, or it is not likely that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash flow testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systemic risks such as unemployment rates and housing prices and loan specific information such as delinquency rates and loan-to-value ratios.

If the fair value of a debt security, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the balance sheet date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the debt security, or it is more likely that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

does not intend to sell the debt security, or it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has an Investment Committee comprised of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern. In determining whether a security is OTTI, the Investment Committee considers the factors described below. The process involves a quarterly screening of all securities where fair value is less than the amortized cost basis. Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.

As a supplement to the qualitative assessment, independent screenings are performed to help identify securities that should be carefully scrutinized for inclusion on the watchlist and in the proper category. These include things like market value to book value ratio, highest unrealized losses, length of time at an unrealized loss and stress test results for structured securities. In making these evaluations, the Credit Committee exercises considerable judgment. Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following watchlists: Monitor, Concern, High Concern, or Default.

“Monitor List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis. The likelihood of future non-repayment is considered not probable. For loan-backed and structured securities, a principal loss would be projected under a significant stress model scenario. No OTTI charge is recorded in the Statutory Company’s Statements of Operations for unrealized loss on securities related to these issuers.

“Concern List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis. The likelihood of future non-repayment is considered above average but not probable. For loan-backed and structured securities, a principal loss would be projected under a stress model scenario. No OTTI charge is recorded in the Statutory Company’s Statements of Operations for unrealized loss on securities related to these issuers.

“High Concern”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require continued monitoring. A security is moved from the Concern List to the High Concern List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired. The likelihood of future non-repayment is considered probable. For loan-backed and structured securities, a principal loss would be projected under a base case model scenario. No OTTI charge is recorded in the Company’s Statutory Statements of Operations for unrealized loss on securities related to these issuers.

“Default List”- A security that is not current with respect to principal and interest or was issued by a company that has entered bankruptcy subsequent to acquisition or experienced a significant credit downgrade. Management has concluded the amortized cost basis of the security may not be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company’s Statutory Statements of Operations is the difference between the amortized cost basis of the security and its fair value or present value of discounted cash flows dependent on the degree of impairment.

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

Should it be determined that a security is other than temporarily impaired, the Company records a loss through an appropriate adjustment in carrying value. During the year ended December 31, 2020, the Company did not incur any OTTI. During the year ended December 31, 2019, the Company incurred the following write-downs of debt securities, which were subject to SSAP No. 43R:

($’s in thousands)
CUSIP	Book/Adj Carrying value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
50179MAH4	$4,982	$3,767	$1,215	$3,767	$3,767	6/30/2019
50179MAH4	3,978	3,102	876	3,102	3,102	9/30/2019
50179MAH4	3,041	2,633	408	2,633	2,633	12/31/2019

Total	$12,001	$9,502	$2,499	$9,502	$9,502

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater than expected liquidity needs. All of these factors could impact management’s evaluation of securities for OTTI.

Temporary impairments

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities and length of time that securities have been in an unrealized loss position at December 31, 2020 and 2019 were as follows:

December 31, 2020	Less than 12 months			12 months or more			Total
($’s in thousands, except # of securities)	#	Fair Value	Unrealized Losses	#	Fair Value	Unrealized Losses	#	Fair Value	Unrealized Losses
U.S. governments	12	$499,226	$(497)	—	$—	$—	12	$499,226	$(497)
All other governments	—	—	—	—	—	—	—	—	—
U.S. political subdivisions	3	9,395	(42)	—	—	—	3	9,395	(42)
Special revenue	37	89,577	(1,132)	12	103	(2)	49	89,680	(1,134)
Industrial and miscellaneous	246	599,410	(21,058)	21	57,188	(5,255)	267	656,598	(26,313)
Hybrids	12	42,526	(1,209)	1	8,663	(1,238)	13	51,189	(2,447)

Total bonds	310	$1,240,134	$(23,938)	34	$65,954	$(6,495)	344	$1,306,088	$(30,433)

December 31, 2019	Less than 12 months			12 months or more			Total
($’s in thousands, except # of securities)	#	Fair Value	Unrealized Losses	#	Fair Value	Unrealized Losses	#	Fair Value	Unrealized Losses
U.S. governments	4	$2,566	$(76)	11	$217	$(10)	15	$2,783	$(86)
All other governments	—	—	—	1	4,298	(578)	1	4,298	(578)
U.S. political subdivisions	1	7,072	(63)	—	—	—	1	7,072	(63)
Special revenue	34	204,463	(883)	37	361	(11)	71	204,824	(894)
Industrial and miscellaneous	92	255,033	(2,757)	71	233,548	(11,262)	163	488,581	(14,019)
Hybrids	—	—	—	2	9,578	(423)	2	9,578	(423)

Total bonds	131	$469,134	$(3,779)	122	$248,002	$(12,284)	253	$717,136	$(16,063)

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

Exposure to Subprime and Alt-A mortgages

Subprime mortgages are residential loans to borrowers with weak credit profiles. Alt-A mortgages are residential loans to borrowers who generally have credit profiles above subprime but do not conform to traditional (“prime”) mortgage underwriting guidelines. The Company has invested in certain mortgage-backed and structured securities that include exposure to subprime and other below-prime mortgage loans. These investments are included in bonds in the Statutory Statements of Admitted Assets and are generally reported at amortized cost.

The Company has a comprehensive portfolio monitoring process. No impairments were recorded in the subprime or Alt-A portfolio in 2020, 2019 or 2018. The Company’s practice for acquiring and monitoring subprime and Alt-A securities takes into consideration the quality of the originator, quality of the servicer, security credit rating, underlying characteristics of the mortgages, borrower characteristics, level of credit enhancement in the transaction, and bond insurer strength, where applicable. The originators and servicers of the underlying mortgage loans are primarily subsidiaries of large banks and brokers.

The Company had no indirect exposure to subprime and Alt-A loans as of December 31, 2020 or December 31, 2019.

4.	MORTGAGE LOANS

The Company invests in commercial first lien mortgage loans throughout the United States. Investments are diversified by property type and geographic area. The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, appropriate allowances for losses have been made. In those cases where, in management’s judgment, the mortgage loans’ values are impaired, appropriate losses are recorded.

The geographical distribution of the statement value of the mortgage loans portfolio as of December 31, 2020 and 2019 was as follows:

($’s in thousands)	December 31, 2020	December 31, 2019
Alabama	$—	$569
Arizona	35,159	36,032
California	128,227	140,936
Colorado	91,680	91,680
Florida	63,703	24,305
Georgia	27,300	29,631
Hawaii	1,505	2,754
Illinois	55,093	56,163
Iowa	—	276
Massachusetts	15,102	29,549
Minnesota	22,060	22,624
Nevada	13,119	9,308
New Jersey	32,487	35,663
New York	46,703	47,556
North Carolina	29,887	3,817
Ohio	11,846	12,110
Pennsylvania	70,340	69,800
South Carolina	23,717	24,384
Texas	53,310	84,674
General Allowance	—	—

Total mortgage loans	$721,238	$721,831

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

Outstanding commitments on certain mortgage loans held in the investment portfolio to finance property improvements on underlying real estate totaled $65.9 million and $5.1 million at December 31, 2020 and 2019, respectively.

During 2020, the maximum and minimum lending rates were 4.96 % and 3.01%, respectively. The maximum and minimum lending rates for commercial mortgage loans during 2019 were 5.17% and 3.57%, respectively. During the years ended December 31, 2020 and 2019, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties and did not exceed 74% of the properties’ value at the time the original loan was made in 2020 and 2019, respectively.

A loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral of the loan is collateral dependent. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. During the years ended December 31, 2020 and 2019, no loans were impaired or past due.

A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish the allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. There was no general allowance for loan loss at December 31, 2020 or 2019.

As of December 31, 2020, and 2019, the Company held no restructured loans. Should the Company hold any troubled debt, the Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date, or both.

The Company accrues interest income on impaired loans to the extent it is deemed collectible, assuming it is delinquent less than 180 days and the loan continues to perform under its original or restructured contractual terms. Interest income is recognized on impaired mortgage loans upon receipt.

The credit quality indicator for the Company’s mortgage loans is a risk-rated measure based on the borrowers’ ability to pay and the value of the underlying collateral. The Commercial Mortgage Loan risk rating is related to an increasing likelihood of loss, with lower quality ratings representing the category in which losses may be expected. It is used in measuring relative risk for the AVR calculation. The statement value of the Company’s mortgage loans, net of allowances for credit losses, by credit quality indicator as of December 31, 2020 and 2019 was as follows:

($’s in thousands)	December 31, 2020	December 31, 2019
CM1 - Highest Quality	$459,851	$443,931
CM2 - High Quality	197,068	239,928
CM3 - Medium Quality	34,431	37,972

Total commercial mortgage loans	$691,350	$721,831
Residential mortgage loans	29,888	—

Total mortgage loans	$721,238	$721,831

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

5.	INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on debt securities, mortgages and derivatives which relate to changes in levels of interest rates are charged or credited to the IMR, net of tax, and amortized into income over the remaining contractual life of the security sold. Realized gains and losses from the remaining investments are reported, net of tax, on the Statutory Statements of Operations, but are not included in the computation of net gain from operations. Realized capital gains and losses are recognized on a specific identification basis.

Net realized gains and losses recognized through the Statutory Statements of Operations for the years ended December 31, 2020, 2019 and 2018 were comprised of the following:

($’s in thousands)	2020	2019	2018
Debt securities	$218,768	$115,958	$(50,282)
Mortgage loans	1,032	474	(104)
Cash, cash equivalents and short-term investments	27	(1)	2
Derivative instruments	9,573	8,268	4,913
Other invested assets	825	267	(9)

Subtotal	230,225	124,966	(45,480)
Capital gains tax expense	58,265	344	(20,649)

Net realized gains (losses)	171,960	124,622	(24,831)
Gains transferred to IMR (net of taxes)	(174,261)	(102,998)	36,055

Total	$(2,301)	$21,624	$11,224

Realized capital gains and losses did not include any OTTI for 2020. Realized capital gains and losses included $3.1 million of other-than-temporary impairment losses related to debt securities for the year ended December 31, 2019. Realized capital gains and losses included $4.8 million of other-than-temporary impairment losses related to debt securities for the year ended December 31, 2018.

Changes in unrealized gains and losses from investments are reported as a component of Capital and Surplus, net of deferred income taxes, and were as follows for the years ended December 31, 2020, 2019 and 2018:

($’s in thousands)	2020	2019	2018
Common stock	$40	$—	$—
Common stocks of affiliates	(70,778)	(61,355)	(38,572)
Derivative instruments	(2,745)	15,281	(12,050)
Other invested assets	1,805	200	—

Total	$(71,678)	$(45,874)	$(50,622)

There was no deferred tax netted in the above for the years ended December 31, 2020, 2019, or 2018.

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

6.	NET INVESTMENT INCOME

Net investment income for the years ended December 31, 2020, 2019 and 2018 consisted of:

($’s in thousands)	2020	2019	2018
Debt securities	$284,535	$322,129	$329,729
Mortgage loans	28,384	37,239	41,310
Contract loans	1,738	6,245	6,710
Cash, cash equivalents and short-term investments	2,500	4,041	3,867
Other invested assets	11,675	7,933	8,684

Gross investment income	328,832	377,587	390,300
Interest expenses	5,880	10,637	13,718
Third party administration costs	30,400	13,150	14,046
Other investment expenses	502	434	429

Net investment income before IMR amortization	292,050	353,366	362,107
IMR amortization	133,498	28,967	40,255

Total net investment income	$425,548	$382,333	$402,362

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due for investments other than mortgage loans and over 180 days past due for mortgage loans or where the collection of interest is uncertain. No investment income due and accrued was excluded from surplus at December 31, 2020 or 2019.

7.	DERIVATIVES

Derivative financial instruments utilized by the Company included index options, futures contracts and interest rate swaps. The notional amounts specified in the contracts are used to calculate contractual payments under the agreements and are generally not representative of the potential for gain or loss on these contracts.

Market risk is the risk that the Company will incur losses due to adverse changes in market prices or rates. Market risk exists for all of the derivatives that the Company holds. To limit this risk, the Company’s senior management has established risk control limits.

Counterparty credit risk relates to the Company’s potential loss if counterparties concurrently fail to perform under the contractual terms of the contracts. The Company manages its exposure to counterparty credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master agreements and obtaining collateral where appropriate. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance. The above derivatives are traded on organized exchanges, which require margin deposits and guarantee the execution of trades, thereby mitigating potential credit risk. At December 31, 2020, the Company had no cash collateral from counterparties related to organized exchanges. At December 31, 2019, the Company had $0.3 million in cash collateral from counterparties related to organized exchanges.

The Company uses derivatives to economically hedge the risks with certain assets and liabilities arising from potential adverse impacts from changes in risk-free interest rates and equity markets. The Company does not use derivatives for speculative purposes.

The paragraphs below describe the derivatives the Company uses, including the objectives, cash requirements and accounting policies.

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

Futures

The Company utilizes equity index futures contracts. Futures contracts are defined as commitments to buy or sell designated financial instruments based on specified prices, yields or indexes. Futures contracts provide returns based upon a specified index or interest rate applied to a notional amount. The Company uses futures to hedge exposures in annuity and life contracts. Daily cash settlement of variation margins is required for futures contracts and is based on the changes in daily prices. The final settlement of futures contracts is in cash.

Options

The Company also uses equity index options. Index option contracts provide returns at specified or optional dates based on a specified index applied to the option’s notional amount. The Company purchases and writes (sells) option contracts primarily to reduce market risk associated with certain annuity and life contracts. When the Company purchases/sells option contracts at specific prices, it is required to pay/receive a premium to/from the counterparties. The amount of premium paid/received is based on the number of contracts purchased/sold, the specified price and the maturity date of the contract. The Company pays/receives cash equal to the premium of purchased/written options when the contract is established. Premiums paid are reported as a derivative asset and premiums received are reported as a derivative liability. The change in the fair value of option contracts is reported as change in surplus, with an adjustment to derivatives. If the option is exercised, the Company receives/pays cash equal to the product of the number of contracts and the specified price in the contract with the gain or loss on settlement reported in realized gain or loss. If the options are not exercised and the contracts expire, then no additional cash is exchanged and the remaining book value is offset to realized gain or loss.

Swaps

The Company employs interest rate swaps to hedge interest rate risk related to investments purchased to support annuity contracts. An interest rate swap is an agreement between two counterparties in which one stream of future interest payments is exchanged for another. Interest rate swaps usually involve the exchange of a fixed interest rate for a floating rate, or vice versa, to reduce or increase exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate. Swaps provide returns at the reset dates based on respective interest rates applied to the notional amount with the net difference in resulting interest payments settled between the counterparties. The Company purchases/sells swap contracts at specific prices and pays/receives a premium to/from the counterparties. The amount of premium paid/received is based on the number of contracts purchased/sold and the specified price based on the interest rates used and other terms of the contract. The Company pays/receives cash equal to the premium of the purchased/written swap when the contract is established. Premiums paid are reported as a derivative asset and premiums received are reported as a derivative liability. The change in the fair value of the swap is reported as change in surplus, with an adjustment to derivatives. Cash flows received/paid at the reset dates are reported in net investment income and consist of any differences in the amounts of contractual interest calculated due to the respective counterparties based on changes in interest rates. Swaps usually terminate upon expiration and the remaining book value is offset to realized gain or loss. If terminated through sale, the difference between consideration received or paid and the remaining book value is recorded to realized gain or loss.

The Company did not report any derivatives as accounting hedges as of December 31, 2020 or 2019.

All derivative transactions are covered under standardized contractual agreements with counterparties, all of which include credit-related contingent features. Certain counterparty relationships also may include

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

supplementary agreements with tailored terms, such as additional triggers for early terminations, acceptable practices related to cross-transaction netting, and minimum thresholds for determining collateral. Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level. These triggers apply to both the Company and its counterparty.

Derivatives are carried in accordance with SSAP No. 86, “Derivatives.” The Company’s underlying notional or principal amounts and gross fair values as of December 31, 2020 and 2019 were as follows:

	December 31, 2020				December 31, 2019
	Notional		Gross Fair Value		Notional		Gross Fair Value
($’s in thousands)	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Options	$99,725	$96,200	$17,949	$(9,032)	$311,160	$288,913	$49,158	$(30,770)

8.	REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this contingency is unlikely. ALIC represents over 41% and 44%, of the Company’s ceded reserves as of December 31, 2020 and December 31, 2019, respectively.

The Company wrote off uncollectible reinsurance balances of $2.0 million for the year ended December 31, 2020. The Company did not write off any uncollectible reinsurance balances due for the year ended December 31, 2019. The Company wrote off uncollectible reinsurance balances due of $4.9 million for the year ended December 31, 2018.

On March 6, 2019, Scottish Re was put into receivership by the Delaware Department of Insurance (the “Receiver”). The Receiver filed a petition for approval of a rehabilitation plan on June 30, 2020 which remains under review by all interested parties including the courts. Our reserve credit with respect to Scottish Re treaties is approximately $2.5 million as of December 31, 2020. The Company has not established an allowance or written off any amounts with respect to these treaties during 2020 or 2019. Reinsurance premium due to Scottish Re has been offset against the outstanding claim recoverables. A nonadmitted asset of approximately $6.5 million has been recorded with regards to reinsurance recoverables as of December 31, 2020 and $3.3 million as of December 31, 2019.

For the years ended December 31, 2020, 2019 and 2018, the Company had the following experience on reinsurance ceded as a result of commutation/recapture of ceded reinsurance:

($’s in thousands)	2020	2019	2018
(1) Claims incurred	$2,317	$—	$—
(2) Claims adjustment expenses incurred	—	—	—
(3) Premiums earned	(6,400)	535,191	1,419
(4) Other
Reserve Adjustment on Reinsurance Ceded	13,661	(539,191)	(1,496)
Commission and expense allowance	56	—	—

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

On December 1, 2020, the Company recorded the receipt of an initial ceding commission of $82.3 million (before taxes of $17.3 million) as a result of an indemnity reinsurance agreement between the Company and COUNTRY Life Insurance Company, a life insurance company domiciled in Illinois. This amount was deferred in surplus in accordance with statutory accounting principles as defined in Account Practices and Procedures Manual Appendix A-791, paragraph 3 which limits the first year of recognition to the effective tax rate or 21%, resulting in an unamortized balance of $65.0 million in surplus at December 31, 2020. The deferred ceding commission is amortized over the period under which earnings emerge from the business reinsured.

The Company has agreements with several unrelated companies, which provide for reinsurance of portions of the net-amount-at-risk under certain policies. These amounts are reinsured on either a yearly renewable term, coinsurance or modified coinsurance basis. The Company’s modified coinsurance reserves (general account only) were $319.9 million and $431.1 million as of December 31, 2020 and 2019, respectively.

The effects of reinsurance were as follows for the years ended December 31, 2020, 2019 and 2018:

($’s in thousands)	2020	2019	2018
Insurance and other individual policy benefits and claims*:
Direct	$1,358,482	$1,395,622	$1,257,584
Assumed	9,981	5,957	5,190
Ceded	(1,189,042)	(1,285,691)	(1,039,743)

Net policy benefits and claims	$179,421	$115,888	$223,030

*	Excludes surrender benefits

($’s in thousands)	2020	2019	2018
Premiums and annuity considerations:
Direct	$1,107,254	$1,256,891	$1,304,600
Assumed	1,462,753	4,949	5,118
Ceded - affiliated	(1,193,599)	(1,423,211)	7,422
Ceded - other non-affiliated	(1,098,747)	(751,986)	(1,237,027)

Net premiums and annuity considerations	$277,661	$(913,357)	$80,113

The Company has a modified coinsurance – monthly renewable term agreement with Hannover covering certain life and annuity business providing protection over excess losses effectuated through an experience refund mechanism. In establishing reserve credits, the Company considers all underlying business assumptions including contract terms that limit the reinsurers assumed liability. Additionally, while there is sufficient risk transfer under Statutory Accounting Principles, the likelihood of GAAP net risk transfer is small enough to merit differential accounting treatment.

9.	RESERVES FOR LIFE CONTRACTS AND DEPOSIT TYPE CONTRACTS

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

For traditional life contracts, the cost of additional mortality for each policy is assumed to equal the additional premium charged for that policy period and is reserved accordingly. Additional premiums are collected for policies issued on substandard lives. Reserves are held in a manner consistent with traditional policies. For interest-sensitive policies, substandard mortality is reflected in the cost of insurance charges.

As of December 31, 2020, 2019 and 2018, the Company had $4.4 billion, $4.7 billion and $5.4 billion of direct insurance in force for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Nebraska, respectively. Deficiency reserves above base contract reserves as of December 31, 2020 and 2019 totaled $72.0 million and $76.0 million, respectively.

The Tabular Interest has been determined by formula as described in the NAIC instructions, except for some business for which the Tabular Interest is determined from basic policy data for reserving. The Tabular less Actual Reserve Released has been determined by formula as described in the NAIC instructions. The Tabular Cost has been determined by formula as described in the NAIC instructions, except for universal life products which use cost of insurance and some business which uses basic policy data for reserving. The Tabular Interest on funds not involving life contingencies was determined from the interest credited to the deposits, except for certain guaranteed interest contracts for which Tabular Interest on funds is determined by formula as described in the instructions.

The Company recorded an additional reserve of $1.1 million related to additional capital requirements for deferred annuities for the year ended December 31, 2019. There were no additional reserves recorded for the year ended December 31, 2020.

The Company recorded no premium deficiency reserves related to accident and health contracts for the years ended December 31, 2020 and 2019.

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

The withdrawal characteristics of general account and separate account life reserves and deposits as of December 31, 2020 and 2019 were as follows:

December 31, 2020

($’s in thousands)	Account Value	Cash Value	Reserve
A. General Account
(1) Subject to discretionary withdrawal, surrender values or policy loans:
a. Term policies with cash value	$—	$14,772	$52,105
b. Universal life	878,962	878,841	886,288
c. Universal life with secondary guarantees	3,742,939	3,026,759	6,466,111
d. Indexed universal life	63,616	53,455	58,240
e. Indexed universal life with secondary guarantees	622,424	393,754	499,851
f. Indexed life	—	—	—
g. Other permanent cash value life insurance	—	6,206	9,038
h. Variable life	—	—	—
i. Variable universal life	103,299	89,204	112,688
j. Miscellaneous reserves	—	34,052	121,412
(2) Not subject to discretionary withdrawal or no cash values
a. Term policies without cash value	XXX	XXX	3,418,123
b. Accidental death benefits	XXX	XXX	145
c. Disability - active lives	XXX	XXX	969
d. Disability - disabled lives	XXX	XXX	27,204
e. Miscellaneous reserves	XXX	XXX	53,197

(3) Total (gross: direct + assumed)	5,411,240	4,497,043	11,705,371
(4) Reinsurance ceded	5,128,702	4,219,635	11,412,363

(5) Total (net) (3 minus 4)	$282,538	$277,408	$293,008

	Account Value	Cash Value	Reserve
B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values or policy loans:
a. Term policies with cash value	$—	$—	$—
b. Universal life	—	—	—
c. Universal life with secondary guarantees	—	—	—
d. Indexed universal life	—	—	—
e. Indexed universal life with secondary guarantees	—	—	—
f. Indexed life	—	—	—
g. Other permanent cash value life insurance	—	—	—
h. Variable life	—	—	—
i. Variable universal life	—	—	—
j. Miscellaneous reserves	—	—	—
(2) Not subject to discretionary withdrawal or no cash values
a. Term policies without cash value	XXX	XXX	—
b. Accidental death benefits	XXX	XXX	—
c. Disability - active lives	XXX	XXX	—
d. Disability - disabled lives	XXX	XXX	—
e. Miscellaneous reserves	XXX	XXX	—

(3) Total (gross: direct + assumed)	—	—	—
(4) Reinsurance ceded	—	—	—

(5) Total (net) (3 minus 4)	$—	$—	$—

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

	Account Value	Cash Value	Reserve
C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values or policy loans:
a. Term policies with cash value	$—	$—	$—
b. Universal life	—	—	—
c. Universal life with secondary guarantees	—	—	—
d. Indexed universal life	—	—	—
e. Indexed universal life with secondary guarantees	—	—	—
f. Indexed life	—	—	—
g. Other permanent cash value life insurance	—	—	—
h. Variable life	—	—	—
i. Variable universal life	1,159,152	1,153,234	1,153,784
j. Miscellaneous reserves	—	—	—
(2) Not subject to discretionary withdrawal or no cash values
a. Term policies without cash value	XXX	XXX	—
b. Accidental death benefits	XXX	XXX	—
c. Disability - active lives	XXX	XXX	—
d. Disability - disabled lives	XXX	XXX	—
e. Miscellaneous reserves	XXX	XXX	—

(3) Total (gross: direct + assumed)	1,159,152	1,153,234	1,153,784
(4) Reinsurance ceded	—	—	—

(5) Total (net) (3 minus 4)	$1,159,152	$1,153,234	$1,153,784

Amount
D.
Life and Accident and Health Annual Statement:
1. Exhibit 5, Life Insurance Section, Total (net)	$290,701
2. Exhibit 5, Accidental Death Benefits Section, Total (net)	3
3. Exhibit 5, Disability - Active Lives Section, Total (net)	1
4. Exhibit 5, Disability - Disabled Lives Section, Total (net)	568
5. Exhibit 5, Miscellaneous Reserves Section, Total (net)	1,735

6. Subtotal	293,008

Separate Accounts Annual Statement:
7. Exhibit 3, 1ine 0199999, Column 2	1,153,784
8. Exhibit 3, 1ine 0499999, Column 2	—
9. Exhibit 3, 1ine 0599999, Column 2	—

10. Subtotal (Lines 7 through 9)	1,153,784

11. Combined Total (Lines 6 plus 10)	$1,446,791

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

December 31, 2019
($‘s in thousands)	Account Value	Cash Value	Reserve
A. General Account
(1) Subject to discretionary withdrawal, surrender values or policy loans:
a. Term policies with cash value	$—	$12,033	$48,814
b. Universal life	906,440	906,280	916,544
c. Universal life with secondary guarantees	3,742,945	2,920,439	6,188,250
d. Indexed universal life	59,125	48,909	56,571
e. Indexed universal life with secondary guarantees	573,928	327,805	451,051
f. Indexed life	—	—	—
g. Other permanent cash value life insurance	—	5,945	8,331
h. Variable life	—	—	—
i. Variable universal life	100,615	83,450	111,697
j. Miscellaneous reserves	—	28,904	107,335
(2) Not subject to discretionary withdrawal or no cash values
a. Term policies without cash value	XXX	XXX	3,529,402
b. Accidental death benefits	XXX	XXX	119
c. Disability - active lives	XXX	XXX	816
d. Disability - disabled lives	XXX	XXX	25,560
e. Miscellaneous reserves	XXX	XXX	59,181

(3) Total (gross: direct + assumed)	5,383,053	4,333,765	11,503,671
(4) Reinsurance ceded	5,099,025	4,055,171	11,202,886

(5) Total (net) (3 minus 4)	$284,028	$278,594	$300,785

	Account Value	Cash Value	Reserve
B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values or policy loans:
a. Term policies with cash value	$—	$—	$—
b. Universal life	—	—	—
c. Universal life with secondary guarantees	—	—	—
d. Indexed universal life	—	—	—
e. Indexed universal life with secondary guarantees	—	—	—
f. Indexed life	—	—	—
g. Other permanent cash value life insurance	—	—	—
h. Variable life	—	—	—
i. Variable universal life	—	—	—
j. Miscellaneous reserves	—	—	—
(2) Not subject to discretionary withdrawal or no cash values
a. Term policies without cash value	XXX	XXX	—
b. Accidental death benefits	XXX	XXX	—
c. Disability - active lives	XXX	XXX	—
d. Disability - disabled lives	XXX	XXX	—
e. Miscellaneous reserves	XXX	XXX	—

(3) Total (gross: direct + assumed)	—	—	—
(4) Reinsurance ceded	—	—	—

(5) Total (net) (3 minus 4)	$—	$—	$—

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

	Account Value	Cash Value	Reserve
C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values or policy loans:
a. Term policies with cash value	$—	$—	$—
b. Universal life	—	—	—
c. Universal life with secondary guarantees	—	—	—
d. Indexed universal life	—	—	—
e. Indexed universal life with secondary guarantees	—	—	—
f. Indexed life	—	—	—
g. Other permanent cash value life insurance	—	—	—
h. Variable life	—	—	—
i. Variable universal life	986,047	977,591	978,930
j. Miscellaneous reserves	—	—	—
(2) Not subject to discretionary withdrawal or no cash values
a. Term policies without cash value	XXX	XXX	—
b. Accidental death benefits	XXX	XXX	—
c. Disability - active lives	XXX	XXX	—
d. Disability - disabled lives	XXX	XXX	—
e. Miscellaneous reserves	XXX	XXX	—

(3) Total (gross: direct + assumed)	986,047	977,591	978,930
(4) Reinsurance ceded	—	—	—

(5) Total (net) (3 minus 4)	$986,047	$977,591	$978,930

Amount
D.
Life and Accident and Health Annual Statement:
1. Exhibit 5, life Insurance Section, Total (net)	$298,273
2. Exhibit 5, Accidental Death Benefits Section, Total (net)	3
3. Exhibit 5, Disability - Active Lives Section, Total (net)	3
4. Exhibit 5, Disability - Disabled lives Section, Total (net)	698
5. Exhibit 5, Miscellaneous Reserves Section, Total (net)	1,808

6. Subtotal	300,785

Separate Accounts Annual Statement:
7. Exhibit 3, line 0199999, Column 2	978,930
8. Exhibit 3, line 0499999, Column 2	—
9. Exhibit 3, line 0599999, Column 2	—

10. Subtotal (Lines 7 through 9)	978,930

11. Combined Total (lines 6 plus 10)	$1,279,715

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

10.	WITHDRAWAL CHARACTERISTICS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES

The withdrawal characteristics of general account and separate account annuity reserves and deposits as of December 31, 2020 and 2019 were as follows:

December 31, 2020 ($’s in thousands)
	General Account	Separate Accounts with Guarantees	Separate Accounts Nonguaranteed	Total	% of Total
A. INDIVIDUAL ANNUITIES:
1. Subject to discretionary withdrawal:
a. With market value adjustment	$237,852	$34,361	$—	$272,213	5.0%
b. At book value less current surrender charge of 5% or more	158,246	—	—	158,246	2.9%
c. At fair value	21,401	—	478,650	500,051	9.1%

d. Total with market value adjustment or at fair value (Total of a through c)	$417,499	$34,361	$478,650	$930,510	17.0%
e. At book value without adjustment (minimal or no charge or adjustment)	4,122,496	—	—	4,122,496	75.2%
2. Not subject to discretionary withdrawal	424,044	—	4,519	428,563	7.8%

3. Total (gross: direct + assumed)	4,964,039	34,361	483,169	5,481,569	100.0%

4. Reinsurance ceded	2,036,843	34,361	—	2,071,204

5. Total (net) (line 3 minus 4)	$2,927,196	$—	$483,169	$3,410,365

6. Amount included in A.1.b. above that will move to A.1.e. for the first time within the year after the statement date	$10,713	$—	$—	$10,713

	General Account	Separate Accounts with Guarantees	Separate Accounts Nonguaranteed	Total	% of Total
B. GROUP ANNUITIES:
1. Subject to discretionary withdrawal:
a. With market value adjustment	$214,683	$121	$—	$214,804	64.4%
b. At book value less current surrender charge of 5% or more	570	—	—	570	0.2%
c. At fair value	—	—	28,647	28,647	8.6%

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

	General Account	Separate Accounts with Guarantees	Separate Accounts Nonguaranteed	Total	% of Total
d. Total with market value adjustment or at fair value (Total of a through c)	215,253	121	28,647	244,021	73.1%
e. At book value without adjustment (minimal or no charge or adjustment)	52,732	—	—	52,732	15.8%
2. Not subject to discretionary withdrawal	36,793	—	107	36,900	11.1%

3. Total (gross: direct + assumed)	304,778	121	28,754	333,653	100.0%

4. Reinsurance ceded	58,300	121	—	58,421

5. Total (net) (line 3 minus 4)	$246,478	$—	$28,754	$275,232

6. Amount included in B.1.b. above that will move to B.1.e. for the first time within the year after the statement date	$116	$—	$—	$116

	General Account	Separate Accounts with Guarantees	Separate Accounts Nonguaranteed	Total	% of Total
C. DEPOSIT TYPE CONTRACTS
1. Subject to discretionary withdrawal:
a. With market value adjustment	$—	$—	$—	$—	0.0%
b. At book value less current surrender charge of 5% or more	—	—	—	—	0.0%
c. At fair value	1,941	—	—	1,941	0.1%

d. Total with market value adjustment or at fair value (Total of a through c)	1,941	—	—	1,941	0.1%
e. At book value without adjustment (minimal or no charge or adjustment)	62,489	—	—	62,489	4.3%
2. Not subject to discretionary withdrawal	1,405,279	—	—	1,405,279	95.6%

3. Total (gross: direct + assumed)	1,469,709	—	—	1,469,709	100.0%

4. Reinsurance ceded	94,440	—	—	94,440

5. Total (net) (line 3 minus 4)	$1,375,269	$—	$—	$1,375,269

6. Amount included in C.1.b. above that will move to C.1.e. for the first time within the year after the statement date	$—	$—	$—	$—

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

Amount
D.
Life and Accident and Health Annual Statement:
1. Exhibit 5, Annuities Section, Total (net)	$3,173,673
2. Exhibit 5, Supplementary Contracts With Life Contingencies (net)	—
3. Exhibit 7, Deposit-Type contracts, Line 14, Column 1	1,375,269

4. Subtotal	4,548,942

Separate Accounts Annual Statement:
5. Exhibit 3, line 0299999, Column 2	511,923
6. Exhibit 3, line 0399999, Column 2	—
7. Policyholder dividend and coupon accumulations	—
8. Policyholder premiums	—
9. Guaranteed interest contracts	—
10. Other contract deposit funds	—

11. Subtotal	511,923

12. Combined Total	$5,060,865

December 31, 2019 ($’s in thousands)
	General Account	Separate Accounts with Guarantees	Separate Accounts Nonguaranteed	Total	% of Total
A. INDIVIDUAL ANNUITIES:
1. Subject to discretionary withdrawal:
a. With market value adjustment	$261,759	$34,221	$—	$295,980	6.8%
b. At book value less current surrender charge of 5% or more	47,407	—	—	47,407	1.1%
c. At fair value	24,155	—	445,888	470,043	10.8%

d. Total with market value adjustment or at fair value (Total of a through c)	333,321	34,221	445,888	813,430	18.7%
e. At book value without adjustment (minimal or no charge or adjustment)	3,035,371	—	—	3,035,371	69.7%
2. Not subject to discretionary withdrawal	501,894	—	4,307	506,201	11.6%

3. Total (gross: direct + assumed)	3,870,586	34,221	450,195	4,355,002	100.0%

4. Reinsurance ceded	952,311	34,221	—	986,532

5. Total (net) (line 3 minus 4)	$2,918,275	$—	$450,195	$3,368,470

6. Amount included in A.1.b. above that will move to A.1.e. for the first time within the year after the statement date	$12,756	$—	$—	$12,756

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

	General Account	Separate Accounts with Guarantees	Separate Accounts Nonguaranteed	Total	% of Total
B. GROUP ANNUITIES:
1. Subject to discretionary withdrawal:
a. With market value adjustment	$232,235	$217	$—	$232,452	64.7%
b. At book value less current surrender charge of 5% or more	353	—	—	353	0.1%
c. At fair value	—	—	27,375	27,375	7.6%

d. Total with market value adjustment or at fair value (Total of a through c)	232,588	217	27,375	260,180	72.4%
e. At book value without adjustment (minimal or no charge or adjustment)	49,818	—	—	49,818	13.9%
2. Not subject to discretionary withdrawal	49,098	—	104	49,202	13.7%

3. Total (gross: direct + assumed)	331,504	217	27,479	359,200	100.0%

4. Reinsurance ceded	61,206	217	—	61,423

5. Total (net) (line 3 minus 4)	$270,298	$—	$27,479	$297,777

6. Amount included in B.1.b. above that will move to B.1.e. for the first time within the year after the statement date	$—	$—	$—	$—

	General Account	Separate Accounts with Guarantees	Separate Accounts Nonguaranteed	Total	% of Total
C. DEPOSIT TYPE CONTRACTS
1. Subject to discretionary withdrawal:
a. With market value adjustment	$—	$—	$—	$—	0.0%
b. At book value less current surrender charge of 5% or more	—	—	—	—	0.0%
c. At fair value	2,440	—	—	2,440	0.4%

d. Total with market value adjustment or at fair value (Total of a through c)	2,440	—	—	2,440	0.4%
e. At book value without adjustment (minimal or no charge or adjustment)	61,122	—	—	61,122	10.6%
2. Not subject to discretionary withdrawal	512,790	—	—	512,790	89.0%

3. Total (gross: direct + assumed)	576,352	—	—	576,352	100.0%

4. Reinsurance ceded	105,879	—	—	105,879

5. Total (net) (line 3 minus 4)	$470,473	$—	$—	$470,473

6. Amount included in C.1.b. above that will move to C.1.e. for the first time within the year after the statement date	$—	$—	$—	$—

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

Amount
D.
Life and Accident and Health Annual Statement:
1. Exhibit 5, Annuities Section, Total (net)	$3,188,573
2. Exhibit 5, Supplementary Contracts With Life Contingencies (net)	—
3. Exhibit 7, Deposit-Type contracts, Line 14, Column 1	470,473

4. Subtotal	3,659,046

Separate Accounts Annual Statement:
5. Exhibit 3, line 0299999, Column 2	477,674
6. Exhibit 3, line 0399999, Column 2	—
7. Policyholder dividend and coupon accumulations	—
8. Policyholder premiums	—
9. Guaranteed interest contracts	—
10. Other contract deposit funds	—

11. Subtotal	477,674

12. Combined Total	$4,136,720

11.	SEPARATE ACCOUNTS

The Company continues to have variable life policies and variable annuity contracts in-force, however, it stopped issuing new business on these products in 2017 and 2006, respectively. The assets and liabilities of variable life policies and variable annuity contracts are recorded as assets and liabilities of the Separate Accounts and are legally insulated from the General Account, excluding any purchase payments or transfers directed by the contract holder to earn a fixed rate of return which are included in the Company’s General Account assets. The legal insulation of the Separate Accounts assets prevents such assets from being generally available to satisfy claims resulting from the General Account. Separate Accounts which contain variable annuity and variable life business are unit investment trusts registered with the Securities and Exchange Commission (“SEC”). The results of the Separate Accounts related to variable annuity and certain variable life business are reinsured to ALIC pursuant to a modified coinsurance agreement. Other variable life business has been separately reinsured to GILICO pursuant to a modified coinsurance agreement and certain variable life mortality risks have been reinsured to another counterparty pursuant to a Monthly Renewable Term (“MRT”) agreement.

The Separate Accounts allow the contract holder to accumulate funds within a variety of portfolios, at rates which depend upon the return achieved from the types of investments chosen. The net investment experience of the Separate Accounts is credited directly to the contract holder and can be favorable or unfavorable. The assets of each portfolio are held separately from the other portfolios and each has distinct investment objectives and policies. Absent any contract provision wherein the Company provides a guarantee, the contract holders of the variable annuity and variable life products bear the investment risk that Separate Accounts’ funds may not meet their stated investment objectives.

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

The assets legally insulated and not legally insulated from the general account as of December 31, 2020 and 2019 were attributed to the following products/transactions:

($’s in thousands)	December 31, 2020		December 31, 2019
Product/transaction	Legally insulated assets	Separate Account Assets (Not legally insulated)	Legally insulated assets	Separate Account Assets (Not legally insulated)
Variable annuity contracts	$512,634	$—	$478,509	$—
Variable life policies	1,159,152	—	986,047	—

Total	$1,671,786	$—	$1,464,556	$—

Some of the Separate Account liabilities are guaranteed by the General Account. To compensate the General Account for the risk taken on variable annuity products, the Separate Accounts paid risk charges of $1.0 million, $1.1 million and $1.2 million for the years ended December 31, 2020, 2019 and 2018, respectively. All such guarantees and the related risk charges are reinsured to ALIC. The risk charges related to variable life products are not explicit, but rather embedded within the cost of insurance.

The amounts paid by the General Account for Separate Account guarantees for the years ended December 31, 2020, 2019 and 2018 were $1.6 million, $1.2 million and $2.1 million, respectively. Certain of these guarantees and the related risk charges are reinsured to ALIC.

The Company did not have securities lending transactions within the Separate Accounts at December 31, 2020 or 2019.

An analysis of the Separate Account reserves as of December 31, 2020 was as follows:

($’s in thousands)	Index	Nonindexed Guarantee Less Than/Equal to 4%	Nonindexed Guarantee More than 4%	Non-Guaranteed Separate Accounts	Total
1. Premiums, considerations or deposits for the year ended 12/31/20	$—	$—	$—	$64,370	$64,370

Reserves at 12/31/20
2. For accounts with assets at:
a. Fair value	—	—	—	1,665,706	1,665,706
b. Amortized cost	—	—	—	—	—

c. Total Reserves	$—	$—	$—	$1,665,706	$1,665,706

3. By withdrawal characteristics:
a. Subject to discretionary withdrawal	$—	$—	$—	$—	$—
b. With market value adjustment	—	—	—	—	—
c. At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
d. At fair value	—	—	—	1,661,081	1,661,081
e. At book Value without market value adjustment and with current surrender charge less than 5%	—	—	—	—	—

f. Subtotal	—	—	—	1,661,081	1,661,081
g. Not subject to discretionary withdrawal	—	—	—	4,625	4,625

h. Total Reserves	$—	$—	$—	$1,665,706	$1,665,706

4. Reserves for Asset Default Risk in Lieu of AVR	$—	$—	$—	$—	$—

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

An analysis of the Separate Account reserves as of December 31, 2019 was as follows:

($’s in thousands)	Index	Nonindexed Guarantee Less Than/Equal to 4%	Nonindexed Guarantee More than 4%	Non-Guaranteed Separate Accounts	Total
1. Premiums, considerations or deposits for the year ended 12/31/19	$—	$—	$—	$68,061	$68,061

Reserves at 12/31/19
2. For accounts with assets at:
a. Fair value	—	—	—	1,456,604	1,456,604
b. Amortized cost	—	—	—	—	—

c. Total Reserves	$—	$—	$—	$1,456,604	$1,456,604

3. By withdrawal characteristics:
a. Subject to discretionary withdrawal	$—	$—	$—	$—	$—
b. With market value adjustment	—	—	—	—	—
c. At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
d. At fair value	—	—	—	1,452,193	1,452,193
e. At book Value without market value adjustment and with current surrender charge less than 5%	—	—	—	—	—

f. Subtotal	—	—	—	1,452,193	1,452,193
g. Not subject to discretionary withdrawal	—	—	—	4,411	4,411

h. Total Reserves	$—	$—	$—	$1,456,604	$1,456,604

4. Reserves for Asset Default Risk in Lieu of AVR	$—	$—	$—	$—	$—

The reconciliation of Net Transfers from Separate Accounts (from) to the Statements of Operations of the Separate Account Statement to the Statutory Statements of Operations of the Company for the years ended December 31, 2020, 2019 and 2018 was as follows:

($’s in thousands)	2020	2019	2018
Transfers as reported in the Summary of Operations of the Separate Accounts Statements
Transfers to Separate Accounts	$64,370	$68,061	$72,926
Transfers from Separate Accounts	(109,598)	(131,228)	(133,202)

Net transfers to or (from) Separate Accounts	$(45,228)	$(63,167)	$(60,276)

12.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

by requiring that observable inputs be used when available. Assets and liabilities recorded on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

Level 1 - Assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

Level 2 - Assets and liabilities whose values are based on the following:

(a)	Quoted prices for similar assets or liabilities in active markets;

(b)	Quoted prices for identical or similar assets or liabilities in markets that are not active; or

(c)	Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

Level 3 - Assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Company’s estimates of the assumptions that market participants would use in valuing the assets and liabilities.

The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments.

The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance that assets and liabilities are appropriately valued through the execution of various processes and controls designed to ensure the overall reasonableness and consistent application of valuation methodologies, including inputs and assumptions, and compliance with accounting standards. For fair values received from third parties or internally estimated, the Company’s processes and controls are designed to ensure that the valuation methodologies are appropriate and consistently applied, the inputs and assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are accurately recorded. For example, on a continuing basis, the Company assesses the reasonableness of individual fair values that have stale security prices or that exceed certain thresholds as compared to previous fair values received from valuation service providers or brokers or derived from internal models.

The Company performs procedures to understand and assess the methodologies, processes and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third-party valuation sources for selected securities. The Company performs ongoing price validation procedures such as backtesting of actual sales, which corroborate the various inputs used in internal models to market observable data. When fair value determinations are expected to be more variable, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions. There were no significant changes made in valuation techniques during 2020 or 2019.

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

The Company may reclassify assets reported at fair value between levels of the SSAP No. 100 fair value hierarchy if appropriate based on changes in the quality of valuation inputs available during a reporting period. The policy governing when these transfers are recognized did not change during 2020 or 2019. There are no transfers between Level 2 and Level 3 during 2020 or 2019 for assets measured at fair value.

The Company’s assets and liabilities by classification measured at fair value as of December 31, 2020 were as follows:

($’s in thousands)	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets at fair value:
Options	$17,949	$—	$—	$—	$17,949
Separate account assets	1,671,786	—	—	—	1,671,786

Total assets at fair value	$1,689,735	$—	$—	$—	$1,689,735

Liabilities at fair value:
Derivatives
Options	$9,032	$—	$—	$—	$9,032

	$9,032	$—	$—	$—	$9,032

Separate account liabilities	$1,671,786	$—	$—	$—	$1,671,786

Total liabilities at fair value	$1,680,818	$—	$—	$—	$1,680,818

The Company’s assets and liabilities by classification measured at fair value as of December 31, 2019 were as follows:

($’s in thousands)	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets at fair value:
Options	$18,388	$—	$—	$—	$18,388
Separate account assets	1,464,556	—	—	—	1,464,556

Total assets at fair value	$1,482,944	$—	$—	$—	$1,482,944

Liabilities at fair value:
Separate account liabilities	1,464,556	—	—	—	1,464,556

Total liabilities at fair value	$1,464,556	$—	$—	$—	$1,464,556

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

The carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2020 were as follows:

($’s in thousands)	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Assets at fair value:
Bonds	$8,838,661	$8,074,319	$582,707	$8,204,724	$3,960	$47,269	$—
Preferred stocks	128,492	122,120	—	117,492	11,000	—	—
Common stocks	46,472	46,472	—	—	—	10,484	35,988
Mortgage loans	727,860	721,238	—	—	727,860	—	—
Contract loans	35,744	35,744	—	—	35,744	—	—
Derivative assets	8,917	8,917	8,917	—	—	—	—
Other invested assets	195,618	185,825	—	79,450	61,684	54,485	—
Cash and short-term investments	562,782	562,782	562,782	—	—	—	—
Derivatives collateral	—	—	—	—	—	—	—
Separate account assets	1,671,786	1,671,786	1,671,786	—	—	—	—
Liabilities at fair value:
Deposit liabilities	$1,399,118	$1,375,269	$—	$—	$1,399,118	$—	$—
Separate account liabilities	1,671,786	1,671,786	1,671,786	—	—	—	—

The carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2019 was as follows:

($’s in thousands)	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Assets at fair value:
Bonds	$6,839,757	$6,361,622	$38,582	$6,788,028	$13,147	$—	$—
Preferred stocks	14,800	14,800	—	14,800	—	—	—
Common stocks	8,479	8,479	—	—	—	—	8,479
Mortgage loans	735,948	721,831	—	—	735,948	—	—
Contract loans	33,622	33,622	—	—	33,622	—	—
Derivative assets	18,388	18,388	18,388	—	—	—	—
Other invested assets	50,753	45,752	—	50,753	—	—	—
Cash and short-term investments	250,510	250,510	250,510	—	—	—	—
Derivatives collateral	300	300	300	—	—	—	—
Separate account assets	1,464,556	1,464,556	1,464,556	—	—	—	—
Liabilities at fair value:
Deposit liabilities	$473,016	$470,472	$—	$—	$473,016	$—	$—
Separate account liabilities	1,464,556	1,464,556	1,464,556	—	—	—	—

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash and short-term investments – The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. Cash and short-term investments include money market instruments, highly liquid debt instruments and certain other investments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1.

Bonds and redeemable preferred stock – The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, market activity or other inputs observable in the market. The Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, pricing overrides may be used. Internally developed valuations are generally included in Level 3 in the fair value hierarchy.

The fair value of private fixed maturities and redeemable preferred stock, which are comprised of investments in private placement securities are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including observed prices and spreads for similar publicly traded or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

Common stocks – The Company’s investment in FHLB stock is not practicable to measure fair value due to the redemption provisions. Therefore, carrying value approximates fair value.

Mortgage loans – The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate plus an appropriate credit spread for similar quality loans.

Derivatives – The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives.

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

Other invested assets – The Company’s other invested assets consist of investments in surplus notes as well as limited partnerships and collateral loans. Investments in surplus notes are 144A institutionally traded private placements. Pricing is readily available from multiple pricing sources and therefore these are reflected in Level 2. Collateral loans are shown as Level 3 based on discounted cash flows and value of underlying collateral which may utilize unobservable inputs. Limited partnerships are reported at NAV, where available, or Level 3 based on their reliance on unobservable inputs.

Contract loans – The fair value of contract loans is determined by estimating future policy loan cash flows and discounting the cash flows at the current loan coupon rate. As a result, the carrying value of the contract loans approximates the fair value.

Separate Accounts – Separate account assets and liabilities consist principally of investments in mutual fund shares. The fair values are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy.

Deposit Liabilities – Only the portion of deposit liabilities with defined or contractual maturities are reflected in the table above. The fair value is based upon the present value of the expected future cash flows.

13.	FEDERAL INCOME TAXES

The Company and Lancaster Re file a consolidated life insurance federal income tax return. The method of allocation among the companies is subject to a written agreement approved by the NE DOI and the Board of Directors (the “Tax Allocation Agreement”). The Company and Lancaster Re determine their respective income tax expense or benefit and related liability or recoverable as if they each filed separate company tax returns. Neither the Company nor Lancaster Re is required to make any payments with respect to the utilization of any losses or other tax attributes that reduce the overall consolidated tax liability until such time the member with such losses or tax attributes could have otherwise used its losses or tax attributes on a separate company basis. In this regard, any benefit of filing a consolidated tax return as compared to the sum of the tax liabilities computed on a separate entity basis shall reside at the Company until such time as payment is required under the Tax Allocation Agreement. The Company is also responsible for preparing the group’s tax returns and controlling tax audits. Intercompany tax balances are settled on a quarterly basis and a final true up is made after the filing of the federal income tax return, as prescribed by the terms of the Tax Allocation Agreement.

The Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of income, or cash flows. Therefore, the Company did not record a liability for unrecognized tax contingencies/benefits at December 31, 2020 or 2019. As of December 31, 2020, there were no uncertain tax positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date. No amounts have been accrued for interest or penalties.

The application of SSAP No. 101 requires a company to evaluate the recoverability of DTAs and to establish a valuation allowance if necessary to reduce the DTAs to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors including: (1) the nature of the DTAs and DTLs; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time carryovers can be utilized; (6) unique tax rules that would impact the utilization of the DTAs and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused.

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

The components of the Company’s net DTAs and DTLs as of December 31, 2020 and 2019 were as follows:

($’s in thousands)		12/31/2020			12/31/2019			Change
		(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)
		Ordinary	Capital	(Col. 1 + 2) Total	Ordinary	Capital	(Col. 4 + 5) Total	(Col. 1 - 4) Ordinary	(Col. 2 - 5) Capital	(Col. 7 + 8) Total
a.	Gross Deferred Tax Assets	$93,225	$455	$93,680	$75,931	$641	$76,572	$17,294	$(186)	$17,108
b.	Statutory Valuation Allowance Adjustment	—	—	—	—	—	—	—	—	—
c.	Adjusted Gross Deferred Tax Assets (a - b)	93,225	455	93,680	75,931	641	76,572	17,294	(186)	17,108
d.	Deferred Tax Assets Nonadmitted	54,997	—	54,997	34,088	—	34,088	20,909	—	20,909

e.	Subtotal Net Admitted Deferred Tax Asset (c - d)	38,228	455	38,683	41,843	641	42,484	(3,615)	(186)	(3,801)
f.	Deferred Tax Liabilities	(5,063)	(455)	(5,518)	(14,813)	(641)	(15,454)	9,750	186	9,936

g.	Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability) (e - f)	$33,165	$—	$33,165	$27,030	$—	$27,030	$6,135	$—	$6,135

The component amounts of the Company’s net admitted DTAs by tax character as of December 31, 2020 and 2019 were as follows:

($’s in thousands)		December 31, 2020			December 31, 2019			Change
		(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)
		Ordinary	Capital	(Col. 1 + 2) Total	Ordinary	Capital	(Col. 4 + 5) Total	(Col. 1 -4) Ordinary	(Col. 2 - 5) Capital	(Col. 7 + 8) Total
	Admission Calculation Components SSAP No. 101
a.	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
b.	Adjusted Gross Tax Assets Expected to Be Realized (Excluding the Amount of Deferred Tax Assets from a) above) After Application of the Threshold Limitation. (The Lesser of (b)1 and (b)2 Below)	33,165	—	33,165	27,030	—	27,030	6,135	—	6,135
	1. Adjusted Gross Deferred Tax Assets Expected To Be Realized Following the Balance Sheet Date	33,165	—	33,165	27,030	—	27,030	6,135	—	6,135
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	xxx	xxx	57,468	xxx	xxx	48,837	xxx	xxx	8,631
c.	Adjusted Gross Deferred Tax Assets (Excluding the Amount of Deferred Tax Assets from a) and b) above) Offset by Gross Deferred Tax Liabilities	5,063	455	5,518	14,813	641	15,454	(9,750)	(186)	(9,936)

d	Total Admitted under 11a) through 11c)	$38,228	$455	$38,683	$41,843	$641	$42,484	$(3,615)	$(186)	$(3,801)

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

The recovery period and threshold limitation information as of December 31, 2020 and December 31, 2019 were as follows:

($’s in thousands)	2020	2019
Ratio Percentage Used to Determine Recovery Period and Threshold Amount Limitation	715.9%	689.5%
Amount of Adjusted Capital and Surplus Used to Determine Recovery Period and Threshold Limitation in (b)2 above.	$446,575	$378,449

The impact of tax planning strategies, as used in the Company’s SSAP No. 101 calculation, on adjusted gross and net admitted DTAs as of December 31, 2020 and 2019 were as follows:

	December 31, 2020		December 31, 2019		Change
	(1)	(2)	(3)	(4)	(5)	(6)
($’s in thousands)	Ordinary	Capital	Ordinary	Capital	(Col. 1 -3) Ordinary	(Col. 2 - 4) Capital
Impact of Tax Planning Strategies
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage
1. Adjusted Gross DTAs Amount	$93,225	$455	$75,931	$641	$17,294	$(186)
2. Percentage of Adjusted Gross DTAs by Tax Character Attributable to the Impact of Tax Planning Strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
3. Net admitted Adjusted Gross DTAs amount	$38,228	$455	$41,843	$641	$(3,615)	$(186)
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Admitted Because of the Impact of Tax Planning Strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

The Company did not utilize tax planning strategies related to reinsurance.

The Company has an investment in Lancaster Re for which it has not recorded deferred taxes at this time. The amount of any deferred tax balance attributable to this investment has not yet been quantified. Aside from the Company’s investment in Lancaster Re, the Company has no temporary differences for which deferred taxes have not been established as of December 31, 2020 or 2019.

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

The Company’s significant components of income taxes incurred for the years ended December 31, 2020, 2019 and 2018 were as follows:

($’s in thousands)	2020	2019	2018
Current Income Tax:
Federal income tax expense (benefit) from operations	$(24,822)	$(31,140)	$(4,090)
Federal income tax on net capital gains (losses)	58,264	31,484	(20,649)

Federal and foreign income taxes incurred (benefit)	$33,442	$344	$(24,739)

The Company’s significant components of the Company’s DTAs and DTLs as of December 31, 2020 and 2019 were as follows:

($’s in thousands)	December 31, 2020	December 31, 2019	Change
Deferred Tax Assets:
Ordinary:
Policyholder reserves	$8,867	$6,880	$1,987
Investments	—	—	—
Deferred acquisition costs	80,989	66,841	14,148
Receivables — nonadmitted	2,201	809	1,392
Other (including items <5% of total ordinary tax assets)	1,168	1,401	(233)

Subtotal	93,225	75,931	17,294
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	54,997	34,088	20,909

Admitted ordinary deferred tax assets	38,228	41,843	(3,615)
Capital:
Investments	455	641	(186)
Other (unrealized gains)	—	—	—

Subtotal	455	641	(186)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	—	—	—

Admitted capital deferred tax assets	455	641	(186)

Admitted deferred tax assets	38,683	42,484	(3,801)

Deferred Tax Liabilities
Ordinary
Investments	(2,260)	(2,693)	433
Deferred and uncollected premium	(2,193)	(11,297)	9,104

Subtotal	(4,453)	(13,990)	9,537

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

($’s in thousands)	December 31, 2020	December 31, 2019	Change
Capital
Investments	(1,065)	(1,464)	399
Other (unrealized gains)	—	—	—

Subtotal	(1,065)	(1,464)	399
Deferred tax liabilities	(5,518)	(15,454)	9,936

Net deferred tax assets (liabilities)	$33,165	$27,030	$6,135

The change in net deferred income taxes was comprised of the following:

($’s in thousands)	December 31, 2020	December 31, 2019	Change
Total deferred tax assets	$93,680	$76,572	$17,108
Total deferred tax liabilities	(5,518)	(15,454)	9,936

Net deferred tax asset (liability)	$88,162	$61,118	27,044

Tax effect of unrealized gains (losses)			—

Change in net deferred income tax			$27,044
Tax effect of non-admitted assets			(1,392)

Change in net deferred income tax per rate reconciliation			$25,652

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% to income before income taxes for 2020, 2019 and 2018, respectively. The significant items causing this difference for the years ended December 31, 2020, 2019 and 2018 were as follows:

($’s in thousands)	December 31, 2020		December 31, 2019		December 31, 2018
	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
Provision computed at statutory rate	$16,519	21.00%	$7,244	21.00%	$2,307	21.00%
IMR amortization	(28,035)	-35.64%	(6,083)	-17.64%	(8,454)	-76.97%
Transfer of IMR	46,323	58.89%	21,630	62.71%	(7,572)	-68.94%
IMR ceded	—	0.00%	(6,988)	-20.26%	—	0.00%
Amortization of initial ceding commission	10,220	12.99%	(3,374)	-9.78%	(3,368)	-30.67%
Adjustment for tax allocation agreement	(14,687)	-18.67%	(7,919)	-22.96%	(9,359)	-85.21%
Tax rate change	—	0.00%	343	1.00%	(8,917)	-81.18%
CARES Act (2018 & 2019 NOL Carryback)	(21,537)	-27.38%	—	0.00%	—	0.00%
Change in DTA on nonadmitted assets	—	0.00%	—	0.00%	—	0.00%
Other	(1,013)	-1.29%	1,919	5.56%	(3,904)	-35.55%

Total	$7,790	9.90%	$6,772	19.63%	$(39,267)	-357.52%

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

($’s in thousands)	December 31, 2020		December 31, 2019		December 31, 2018
	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
Current income taxes incurred	$33,442		$344		$(24,739)
Change in net deferred income taxes	(25,652)		6,428		(14,528)

Total statutory income taxes	$7,790		$6,772		$(39,267)

For both years ended December 31, 2020 and 2019, the Company had no tax credit carryforwards and no net operating loss or capital loss carryforwards. The Company had approximately $54.7 million of income taxes paid in prior years available for recoupment in the event of future net capital losses at December 31, 2020. The Company did not have deposits admitted under Section 6603 of the Internal Revenue Code as of December 31, 2020. There was no alternative minimum tax credit as of December 31, 2020 or 2019.

On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security (‘CARES’) Act was enacted in the U.S. to provide relief to companies in the midst of the COVID-19 pandemic and to stimulate the economy. The assistance includes tax relief and government loans, grants and investments for entities in affected industries. The Company reviewed key provisions regarding the carryback of certain net operating losses arising in 2018 and 2019 to the five prior years and determined as of December 31, 2020, tax benefits of $21.5 million have been accrued to reflect the 2018 and 2019 carryback filings.

14.	CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company had 30,000 common shares authorized and 25,000 shares issued and outstanding at December 31, 2020 and 2019. All shares had a par value of $100 per share.

The Company’s ability to pay dividends is subject to certain statutory restrictions. The State of Nebraska has enacted laws governing the payment of dividends to stockholders by domestic insurers. Pursuant to state statues, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without the prior approval of the Nebraska Director of Insurance (the “NE DOI Director”) is limited to the greater of: (i) 10% of its statutory surplus as of the preceding December 31; or (ii) the Company’s statutory net gain from operations for the preceding calendar year. See Note 2 for more information related to the payment of dividends.

15.	RISK-BASED CAPITAL

Life and health insurance companies are subject to certain Risk-based Capital (“RBC”) requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have as determined under NAIC SAP taking into account the risk characteristics of its investments and products. The Company has exceeded the minimum RBC requirements at December 31, 2020.

16.	COMMITMENTS AND CONTINGENT LIABILITIES

Regulation and Compliance

The Company is subject to changing social, economic and regulatory conditions. From time to time, regulatory authorities or legislative bodies seek to impose additional regulations regarding agent and broker

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

compensation, regulate the nature of and amount of investments, and otherwise expand overall regulation of insurance products and the insurance industry. The Company has established procedures and policies to facilitate compliance with laws and regulations, to foster prudent business operations, and to support financial reporting. The Company routinely reviews its practices to validate compliance with laws and regulations and with internal procedures and policies. As a result of these reviews, from time to time the Company may decide to modify some of its procedures and policies. Such modifications, and the reviews that led to them, may be accompanied by payments being made and costs being incurred. The ultimate changes and eventual effects of these actions on the Company’s business, if any, are uncertain.

The Company is currently being examined by certain states for compliance with unclaimed property laws, premium tax filings and market conduct. It is possible that these examinations may result in additional payments to states and to changes in the Company’s practices and procedures, which could impact benefit payments, operating expenses and reserves, among other consequences; however, it is not likely to have a material effect on the financial statements of the Company.

The Company is assessed amounts by the state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. As of December 31, 2020 and December 31, 2019, the Company accrued $3.8 million, respectively, for guaranty fund assessments. As of December 31, 2020 and December 31, 2019, the Company had accrued $3.5 million and $3.4 million, respectively, for the related premium tax offset expected to be received. The period over which these assessments are expected to be paid varies. Premium tax offsets are realized on a straight-line basis over the period allowed by each individual state once the guaranty fund assessment has been paid. The Company did not recognize an impairment loss on the premium tax offsets in 2020, 2019 or 2018. The liabilities or assets related to guaranty fund assessments arising from insolvencies of entities that wrote long-term care contracts were not material as of December 31, 2020 and 2019.

Liabilities and assets, discounted and undiscounted, related to guaranty fund assessments arising from insolvencies of entities that wrote long-term care contracts were as follows as of December 31, 2020 ($’s in thousands):

	Guaranty fund assessment		Related assets
Name of Insolvency	Undiscounted	Discounted	Undiscounted	Discounted
American Network Insurance Company	$19	$12	$18	$11
Penn Treaty Network America Insurance Company	$201	$111	$56	$17

The discount rate applied as of December 31, 2020 was 4.25%.

The number of jurisdictions, ranges of years used to discount and weighted average number of years of the discounting time period for payables and recoverables by insolvency in 2020 were as follows:

	Payables			Recoverables
Name of Insolvency	Number of jurisdictions	Range of years	Weighted average number of years	Number of jurisdictions	Range of years	Weighted average number of years
American Network Insurance Company	25	13-58	49	22	13-58	49
Penn Treaty Network America Insurance Company	7	41-54	52	5	41-54	49

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

Liabilities and assets, discounted and undiscounted, related to guaranty fund assessments arising from insolvencies of entities that wrote long-term care contracts were as follows as of December 31, 2019 ($’s in thousands):

	Guaranty fund assessment		Related assets
Name of Insolvency	Undiscounted	Discounted	Undiscounted	Discounted
American Network Insurance Company	$19	$12	$18	$11
Penn Treaty Network America Insurance Company	$218	$122	$73	$29

The discount rate applied as of December 31, 2019 was 4.25%.

The number of jurisdictions, ranges of years used to discount and weighted average number of years of the discounting time period for payables and recoverables by insolvency in 2019 were as follows:

	Payables			Recoverables
Name of Insolvency	Number of jurisdictions	Range of years	Weighted average number of years	Number of jurisdictions	Range of years	Weighted average number of years
American Network Insurance Company	25	14-59	50	22	14-59	50
Penn Treaty Network America Insurance Company	9	42-55	53	7	42-55	50

Retained Assets

Effective April 1, 2014, the Company ceased offering Allstate Advantage Accounts (“Allstate Advantage”). Those retained asset accounts previously offered through the Allstate Advantage Account remain reinsured to ALIC. The Allstate Advantage accounts were offered to beneficiaries of certain life policies when the death benefit proceeds payable were $50,000 or greater, and for certain annuity contracts for proceeds of $10,000 or greater. The retained asset accounts are reported on a direct basis and fully reinsured. The Allstate Advantage accounts enabled beneficiaries to deposit benefit proceeds into an interest-bearing checking account in the beneficiaries’ name at the Northern Trust Company. The beneficiaries may draw upon these funds at their discretion, including an immediate withdrawal of the funds in full. During 2020, the Allstate Advantage accounts earned interest at an average interest rate of 0.25%, while earning an average interest rate of 0.5% in 2019 and 2018. These accounts are not FDIC insured.

The Company also offers to beneficiaries of certain life policies the option to deposit proceeds into a deposit fund, which continues to credit interest in accordance with the terms of the original contract. The interest rate credited to these deposit funds ranged from 2.0% to 4.0% in 2020 and 2019, respectively.

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

The Company had the following amount and number of assets retained in deposit funds as of December 31, 2020 and 2019:

($’s in thousands)	December 31, 2020		December 31, 2019
	Number	Balance	Number	Balance
a. Up to and including 12 months	4	$28	10	$6,518
b. 13 to 24 months	9	5,887	8	649
c. 25 to 36 months	8	672	11	317
d. 37 to 48 months	9	281	—	—
e. 49 to 60 months	—	—	—	—
f. Over 60 months	—	—	—	—

g. Total	30	$6,868	29	$7,484

The activity in the Company’s assets retained in deposit funds for the years ended December 31, 2020, 2019 and 2018 was as follows:

	2020		2019		2018
($’s in thousands)	Individual		Individual		Individual
	Number	Balance	Number	Balance	Number	Balance
Number/balance of retained asset accounts, beginning of year	29	$7,484	23	$1,374	19	$740
Number/amount of retained asset accounts issued/added during the year	4	176	10	7,289	13	1,152
Investment earnings credited to retained asset accounts during the year	N/A	242	N/A	131	N/A	45
Fees and other charges assessed to retained asset accounts during the year	N/A	—	N/A	—	N/A	—
Number/amount of retained asset accounts transferred to state unclaimed property funds during the year	—	—	—	—	—	—
Number/amount of retained asset accounts closed/withdrawn during the year	(3)	(1,034)	(4)	(1,310)	(9)	(563)

Number/balance of retained asset accounts, end of year	30	$6,868	29	$7,484	23	$1,374

Leases

The Company leases office space under a non-cancellable operating lease agreement. The Company paid $0.2 million pursuant to this operating lease during each of the years ended December 31, 2020, 2019 and 2018. The minimum aggregate rental commitments as of December 31, 2020 and 2019 were immaterial.

Unfunded commitments

The company has commitments to provide additional capital contributions of $71.1 million to joint ventures, partnerships and limited liability companies at December 31, 2020.

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

Litigation and Other Matters

The Company is involved from time to time in judicial, regulatory and arbitration proceedings concerning matters arising in connection with the conduct of its business. Management believes, based on currently available information, that the results of such proceedings, in the aggregate, will not have a material adverse effect on the Company’s financial condition. Given the inherent difficulty of predicting the outcome of the Company’s litigation and regulatory matters, particularly in cases or proceedings in which substantial or indeterminate damages or fines are sought, the Company cannot estimate losses or ranges of losses for cases or proceedings where there is only a reasonable possibility that a loss may be incurred. However, the Company believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the financial position or results of operations.

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, information technology agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Pledged or Restricted Assets

The following were restricted assets (including pledged assets) as of December 31, 2020 ($’s in thousands):

		Gross (Admitted & Nonadmitted) Restricted							Current Year
		Current Year									Percentage
		1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category		Total General Account (G/A)	G/A Supporting S/A Activity (a)	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Nonadmitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets (c)	Admitted Restricted to Total Admitted Assets (d)
a.	Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	$—	$—	0.0%	0.0%
b.	Collateral held under security lending agreements	—	—	—	—	—	—	—	—	—	0.0%	0.0%
c.	Subject to repurchase agreements	—	—	—	—	—	—	—	—	—	0.0%	0.0%
d.	Subject to reverse repurchase agreement	—	—	—	—	—	—	—	—	—	0.0%	0.0%
e.	Subject to dollar repurchase agreements	—	—	—	—	—	—	—	—	—	0.0%	0.0%
f.	Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	—	—	0.0%	0.0%

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

		Gross (Admitted & Nonadmitted) Restricted							Current Year
		Current Year									Percentage
		1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category		Total General Account (G/A)	G/A Supporting S/A Activity (a)	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Nonadmitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets (c)	Admitted Restricted to Total Admitted Assets (d)
g.	Placed under option contracts	$—	$—	$—	$—	$—	$—	$—	$—	$—	0.0%	0.0%
h.	Letter stock or securities restricted as to sale — excluding FHLB capital stock	—	—	—	—	—	—	—	—	—	0.0%	0.0%
i.	FHLB capital stock	35,988	—	—	—	35,988	8,479	27,509	—	35,988	0.3%	0.3%
j.	On deposit with states	7,740	—	—	—	7,740	7,742	(2)	—	7,740	0.1%	0.1%
k.	On deposit with other regulatory bodies	591	—	—	—	591	591	—	—	591	0.0%	0.0%
l.	Pledged as collateral to FHLB (including assets backing funding agreements)	1,429,652	—	—	—	1,429,652	525,065	904,587	—	1,429,652	12.1%	12.3%
m.	Pledged as collateral not captured in other categories	—	—	—	—	—	300	(300)	—	—	0.0%	0.0%
n.	Other restricted assets	—	—	—	—	—	—	—	—	—	0.0%	0.0%
o.	Total Restricted Assets	$1,473,971	$—	$—	$—	$1,473,971	$542,177	$931,794	$—	$1,473,971	12.5%	12.7%

	(a) subset of column 1						(c) Column 5 divided by Asset Page, Column 1, Line 28
	(b) subset of column 3						(d) Column 9 divided by Asset Page, Column 3, Line 28

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

The following were assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, were reported in the aggregate) as of December 31, 2020 ($’s in thousands):

	Gross (Admitted and Nonadmitted) Restricted								Percentage
	Current Year
	1	2	3	4	5	6	7	8	9	10
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity (a)	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Current Year Admitted Restricted	Gross (Admitted and Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Derivatives collateral	$—	$—	$—	$—	$—	$300	$(300)	$—	0.0%	0.0%
Total	$—	$—	$—	$—	$—	$300	$(300)	$—	0.0%	0.0%

(a) subset of column 1
(b) subset of column 3

The following were restricted assets (including pledged assets) as of December 31, 2019 ($’s in thousands):

		Gross (Admitted & Nonadmitted) Restricted							Current Year
		Current Year									Percentage
		1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category		Total General Account (G/A)	G/A Supporting S/A Activity (a)	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Nonadmitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets (c)	Admitted Restricted to Total Admitted Assets (d)
a.	Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	$—	$—	0.0%	0.0%
b.	Collateral held under security lending agreements	—	—	—	—	—	—	—	—	—	0.0%	0.0%
c.	Subject to repurchase agreements	—	—	—	—	—	—	—	—	—	0.0%	0.0%
d.	Subject to reverse repurchase agreement	—	—	—	—	—	—	—	—	—	0.0%	0.0%
e.	Subject to dollar repurchase agreements	—	—	—	—	—	—	—	—	—	0.0%	0.0%
f.	Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	—	—	0.0%	0.0%
g.	Placed under option contracts	—	—	—	—	—	—	—	—	—	0.0%	0.0%
h.	Letter stock or securities restricted as to sale - excluding FHLB capital stock	—	—	—	—	—	—	—	—	—	0.0%	0.0%
i.	FHLB capital stock	8,479	—	—	—	8,479	6,988	1,491	—	8,479	0.1%	0.1%

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

		Gross (Admitted & Nonadmitted) Restricted							Current Year
		Current Year									Percentage
		1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category		Total General Account (G/A)	G/A Supporting S/A Activity (a)	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Nonadmitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets (c)	Admitted Restricted to Total Admitted Assets (d)
j.	On deposit with states	$7,742	$—	$—	$—	$7,742	$7,744	$(2)	$—	$7,742	0.1%	0.1%
k.	On deposit with other regulatory bodies	590	—	—	—	590	590	—	—	590	0.0%	0.0%
l.	Pledged as collateral to FHLB (including assets backing funding agreements)	525,065	—	—	—	525,065	516,263	8,802	—	525,065	5.6%	5.7%
m.	Pledged as collateral not captured in other categories	300	—	—	—	300	950	(650)	—	300	0.0%	0.0%
n.	Other restricted assets	—	—	—	—	—	—	—	—	—	0.0%	0.0%
o.	Total Restricted Assets	$542,176	$—	$—	$—	$542,176	$532,535	$9,641	$—	$542,176	5.8%	5.9%

	(a) subset of column 1						(c) Column 5 divided by Asset Page, Column 1, Line 28
	(b) subset of column 3						(d) Column 9 divided by Asset Page, Column 3, Line 28

The following were assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, were reported in the aggregate) as of December 31, 2019 ($’s in thousands):

	Gross (Admitted and Nonadmitted) Restricted								Percentage
	Current Year
	1	2	3	4	5	6	7	8	9	10
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity (a)	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Current Year Admitted Restricted	Gross (Admitted and Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Derivatives collateral	$300	$—	$—	$—	$300	$950	$(650)	$300	0.0%	0.0%
Total	$300	$—	$—	$—	$300	$950	$(650)	$300	0.0%	0.0%

(a) subset of column 1
(b) subset of column 3

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

17.	DIRECT PREMIUM WRITTEN/PRODUCED BY MANAGING GENERAL AGENTS/THIRD PARTY ADMINISTRATORS

The aggregate amount of direct premiums written/produced by managing general agents (“MGA”)/third party administrators (“TPA”) was $828.5 million, $865.3 million and $929.8 million for the years ended December 31, 2020, 2019 and 2018, respectively, which exceeded 5% of the Company’s surplus for each year. All direct premiums written/produced by MGA/TPA were ceded to ALIC or other external reinsurers. Information for each MGA/TPA was as follows:

($’s in thousands)					2020	2019	2018
Name of MGA/TPA	FEIN Number	Exclusive Contract	Types of Business Written	Types of Authority Granted	Total Direct Premiums Written/ Produced	Total Direct Premiums Written/ Produced	Total Direct Premiums Written/ Produced
Allstate Life Insurance Company 3075 Sanders Road Northbrook, IL 60062	36-2554642	No	Individual life, group life, variable life, variable annuities, group annuities	U, C, CA, P, R	$771,907	$808,462	$872,588
LifeCare Assurance Company 6400 Canoga Avenue, Suite 100 Woodland Hills, CA 91365	86-0388413	No	Long-term care, home health care	U, C, CA, P, R	56,598	56,811	57,217

					$828,505	$865,273	$929,805

18.	PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations, net of reinsurance, at December 31, 2020 and 2019 were as follows:

($’s in thousands)	December 31, 2020		December 31, 2019
	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	$513	$478	$446	$359
Ordinary renewal	20,822	22,386	29,430	18,328
Group life	(29,919)	(29,769)	(23,298)	(23,033)

Total	$(8,584)	$(6,905)	$6,578	$(4,346)

19.	FEDERAL HOME LOAN BANK AGREEMENTS

Through its FHLB membership, the Company has used proceeds received from the issuance of funding agreements to improve the risk profile on its retained deferred annuities and on its universal life secondary guarantee products which are ultimately reinsured with Lancaster Re.

The amount of FHLB capital stock held as of December 31, 2020 and 2019 was as follows:

($’s in thousands)	December 31, 2020	December 31, 2019
Membership Stock – Class B	$320	$10
Activity Stock	26,040	8,199
Excess Stock	9,628	270

Total	$35,988	$8,479

LINCOLN BENEFIT LIFE COMPANY

NOTES TO STATUTORY STATEMENTS

DECEMBER 31, 2020

None of the Company’s membership stock held as of December 31, 2020 was eligible for redemption.

The Company reported aggregate funding agreements and deposit liabilities of $1,302.0 million and $409.9 million as of December 31, 2020 and 2019, respectively. These funding agreements are not subject to any prepayment obligations. The Company’s maximum aggregate borrowings from the FHLB at any time during the years ended December 31, 2020 and 2019 was $1,302.0 million and $422.7 million, respectively. The Company has determined that the actual or estimated maximum borrowing capacity as of December 31, 2020 and 2019 based on FHLB of Chicago regulatory and or FHLB specific borrowing limits was $3.5 billion and $3.6 billion, respectively.

The carrying value and fair value of collateral pledged as of December 31, 2020 and 2019 were as follows ($’s in thousands):

	December 31, 2020	December 31, 2019
Carrying Value	$1,429,652	$525,064
Fair Value	1,546,739	538,633

The carrying value and fair value of the maximum amounts of collateral pledged during the years ended December 31, 2020 and 2019 were as follows ($’s in thousands):

	December 31, 2020	December 31, 2019
Carrying Value	$1,484,187	$575,082
Fair Value	1,568,638	578,203

20.	SUBSEQUENT EVENTS

The Company has evaluated subsequent events through April 15, 2021, the date that these financial statements were available to be issued.

*****

Item 11(f). Selected Financial Data

	5-YEAR SUMMARY OF SELECTED FINANCIAL DATA
($ in thousands)	2020	2019	2018	2017	2016
Operating results
Net investment income	$425,548	$382,333	$402,362	$431,120	$434,823
Realized capital gains and (losses)	(2,301)	21,624	11,224	9,212	(12,647)
Total revenues	707,640	(1,098,131)	396,804	439,639	440,585
Net income	45,219	34,149	35,723	64,495	51,530
Financial position
Cash and invested assets	$9,757,436	$7,476,052	$8,987,423	$9,601,190	$9,989,286
Total admitted assets	11,631,872	9,172,932	10,462,538	11,231,298	11,517,599
Reserves for policy benefits	5,278,258	4,357,355	6,001,555	6,515,742	6,833,263
Separate Accounts	1,671,786	1,464,556	1,266,912	1,460,380	1,342,220
Total capital stock and surplus	416,283	352,610	379,930	425,801	559,535

Item 11(h).	Management’s Discussion and Analysis of Financial Condition and Results of Operations

OVERVIEW

The following discussion highlights significant factors influencing the financial position and results of operations of Lincoln Benefit. It should be read in conjunction with the financial statements and related notes found under Item 11(e) contained herein.

The most important factors we monitor to evaluate the financial condition and performance of our Company include:

•

For operations: premiums, benefits paid, amounts ceded to reinsurers and return on investments including exposure to market risk, credit quality/experience, net investment income, cash flows, realized capital gains and losses, unrealized capital gains and losses, stability of long-term returns, and asset/liability duration (“asset duration”).

•	For financial condition: risk-based capital ratios and stress testing of overall capital position.

APPLICATION OF CRITICAL ACCOUNTING ESTIMATES

The preparation of financial statements in conformity with accounting principles prescribed or permitted by the NE DOI requires the application of accounting policies that often involve a significant degree of judgment. Certain differences exist between NAIC SAP and U.S. GAAP, which are presumed to be material. For a summary of such differences, see Note 1 in the Notes to Statutory Statements. Management, on an ongoing basis, reviews estimates and assumptions used in the preparation of financial statements. If management determines that modifications in assumptions and estimates are appropriate given current facts and circumstances, the Company’s results of operations and financial position as reported in the Statutory Financial Statements could change significantly.

Management believes the critical accounting policies relating to the following areas are most dependent on the application of estimates, assumptions and judgments:

•	Future policy benefits and other policyholder liabilities

•	Investments — Impairments and Fair Value Measurements

•	Income Taxes

•	Reserves for Contingencies

Liability for Policy and Contract Reserves and Claims

Policy liabilities are established for future policy benefits on certain annuity, life, and long-term care policies. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in-force. Changes in policy and contract reserves are recorded in Net change to policy benefit reserves and changes in policy and contract claims are recorded in Benefit payments to policyholders and beneficiaries in the Statutory Statements of Operations.

Policy reserves on annuity and supplementary contracts are calculated using the Commissioners’ Annuity Reserve Valuation Method, except variable annuities which use the Commissioners’ Annuity Reserve Valuation Method for Variable Annuities. The valuation interest assumptions follow the Standard Valuation Law and vary by the contracts’ characteristics and issue year. Policy reserves on life contracts are based on statutory mortality and valuation interest rates using the Commissioner’s Reserve Valuation Method without consideration of withdrawals. The valuation interest and mortality assumptions follow the Standard Valuation Law and vary by the contracts’ characteristics and issue year. Valuation methods provide, in the aggregate, reserves that are greater than or equal to the minimum of guaranteed policy cash values or the amount required by law. Accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using specified statutory interest rates and mortality. Morbidity assumptions are based on Company experience.

Liability for deposit-type contracts represents contracts without significant mortality or morbidity risk. Payments received from sales of deposit-type contracts are recognized by providing a liability equal to the current value of the policyholders’ contracts. Interest rates credited to these contracts are based on the applicable terms of the respective contract.

Liabilities for outstanding claims and claims adjustment expenses are estimates of payments to be made on life and health insurance contracts for reported claims and claims adjustment expenses. A liability is also held for claims adjustment expenses incurred but not reported as of the balance sheet date. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all claims incurred but not paid. These estimates are continually reviewed and adjusted as necessary with any adjustments reflected in current operations.

Policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that policy liabilities and accruals will be sufficient to meet future obligations of policies in-force. The amount of liabilities and accruals, however, could be revised if the estimates discussed above are revised.

Valuation of Investments, Including Derivatives, and the Recognition of Other-than-Temporary Impairments

Our investment portfolio consists of public and private debt securities, commercial mortgage and other loans, other invested assets and derivative financial instruments. Derivatives are financial instruments where values are derived from interest rates, financial indices or the values of securities. The derivative financial instruments we generally use are futures and options. Management believes the following accounting policies related to investments, including derivatives, are most dependent on the application of estimates and assumptions. Each of these policies is discussed further within other relevant disclosures related to the investments and derivatives, as referenced below:

•	Valuation of investments, including derivatives;

•	Recognition of other-than-temporary impairments; and

•	Determination of the valuation allowance for losses on commercial mortgage and other loans.

We provide fair value for our investments, including debt securities, derivatives and embedded derivatives. Embedded derivatives are carried consistently with the host instruments. For additional information regarding the key estimates and assumptions surrounding the determination of fair value of debt and equity securities, as well as derivative instruments, embedded derivatives and other investments, see Note 12 in the Notes to Statutory Statements.

For our investments held at fair value, the impact of changes in fair value is recorded as an unrealized gain or loss within surplus. For a discussion of our policies regarding other-than-temporary declines in investment value and the related methodology for recording other-than-temporary impairments of debt and equity securities, see Note 3 in the Notes to Statutory Statements.

Mortgage loans are carried at amortized cost using the effective interest rate method. Mortgage loans held by the Company are diversified by property type and geographic area throughout the U.S. Mortgage loans are considered impaired when it is probable that the Company will not collect amounts due according to the terms of the original loan agreement. The Company assesses the impairment of loans individually for all loans in the portfolio. The Company estimates the fair value of the underlying collateral using internal valuations generally based on discounted cash flow analyses. The Company estimates an allowance for losses representing potential credit losses embedded in the mortgage loans portfolio. The estimate is based on a consistently applied analysis of the loan portfolio and takes into consideration all available information, including industry, geographical, economic and political factors.

Income Taxes

Income taxes represent the net amount of income taxes that the Company expects to pay to or receive from various taxing jurisdictions in connection with its operations. The Company provides for federal and state income taxes currently payable, as well as those deferred due to temporary differences between the financial reporting and tax bases of assets and liabilities.

Deferred tax assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. Deferred tax assets are limited to: (1) the amount of federal income taxes paid in prior years that can be recovered through capital loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year; (2) the lesser of the amount of adjusted gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus, excluding any net deferred tax assets, electronic data equipment processing or operating software and any net positive goodwill, provided certain risk-based capital thresholds are met and (3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities after considering the character (i.e., ordinary vs. capital) of the deferred tax assets and liabilities. The remaining deferred tax assets are nonadmitted.

Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred tax assets will not be realized. Management considers all available evidence including past operating results, the existence of cumulative losses in the most recent years, forecasted earnings, future taxable income and prudent and feasible tax planning strategies. The Company’s accounting for income taxes represents management’s best estimate of the tax consequences of various events and transactions.

Significant management judgment is required in determining the provision for income taxes and deferred tax assets and liabilities, and in evaluating the Company’s tax positions including evaluating uncertainties under the relevant statutory guidance. The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, “Income Taxes”. Under the guidance, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service or other taxing authorities. We do not anticipate any significant changes within the next 12 months to our total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

Reserves for Contingencies

A contingency is an existing condition that involves a degree of uncertainty that will ultimately be resolved upon the occurrence of future events. Under NAIC SAP, reserves for contingencies are required to be established when the future event is probable and its impact can be reasonably estimated, such as in connection with an unresolved legal matter. The initial reserve reflects management’s best estimate of the probable cost of ultimate resolution of the matter and is revised accordingly as facts and circumstances change and, ultimately, when the matter is resolved.

OPERATIONS

Overview and strategy. Prior to July 18, 2013, we sold interest-sensitive, traditional and variable life insurance, and fixed annuities including deferred and immediate through independent master brokerage agencies. In July 2013, we ceased soliciting and selling new policies through our independent agent channel. In 2017, we ceased new policy issuances through the Allstate exclusive agency channel.

LBL HoldCo II, Inc. and ALIC entered into an Administration Services Agreement (“ASA”), pursuant to which ALIC continues to provide certain administrative services to the Company. In 2015, the administration of our deferred annuity and life business was outsourced to unaffiliated third-party service providers, SE2, LLC and Alliance–One Services, Inc. ALIC continues to administer business sold through the Allstate exclusive agency channel and business sold through this channel is fully reinsured with ALIC.

In April 2014, Lincoln Benefit entered into two transactions with Hannover Re. The first transaction provided financing for a portion of our statutory reserves associated with our universal life business with no-lapse guarantees and our level premium term life business that are reinsured to Lancaster Re. The financing arrangement with Hannover Re was terminated effective April 2020 and a new financing arrangement for the same business was placed with RGA. The second Hannover Re transaction involved a reinsurance agreement with Hannover Re, structured on a combined modified coinsurance and monthly renewable term reinsurance basis. In October of 2019, the modified coinsurance agreement was recaptured from Hannover Re (the “Hannover Re Recapture”).

On December 31, 2019, Lincoln Benefit entered into a coinsurance and modified coinsurance agreement with GILICO (the “GILICO Coinsurance Agreement”), resulting in the transfer of certain life and annuity contracts. The Company ceded assets of $1.1 billion and statutory reserves of $1.3 billion. Other variable life business has been separately reinsured to GILICO pursuant to a modified coinsurance agreement and certain variable life mortality risks have been reinsured to another counterparty pursuant to an MRT agreement.

Effective April 1, 2020, the Company entered into a stop loss agreement with Kuvare Life Ltd., a Bermuda affiliate, to cover excess losses associated with life policies reinsured with Lancaster Re.

Effective October 1, 2020, the Company entered into a coinsurance with funds withheld agreement with Kuvare Bermuda Re Ltd. (the “Kuvare Bermuda Coinsurance Agreement”), resulting in the transfer of certain fixed annuity contracts. The Company ceded assets of $1.2 billion and statutory reserves of $1.2 billion for which amounts are collateralized with a funds withheld account.

Effective December 1, 2020, Lincoln Benefit entered into a coinsurance agreement with COUNTRY Life Insurance Company (the “COUNTRY Coinsurance Agreement”) resulting in the assumption of certain annuity contracts. The Company assumed assets of $1.5 billion and established statutory reserves of $1.5 billion.

Financial Position

The Company’s total adjusted capital (“TAC”), as defined by the NAIC, increased to $478.8 million as of December 31, 2020 from $404.9 million as of December 31, 2019.

The following table sets forth the calculation of the Company’s TAC:

($ in millions)	December 31, 2020	December 31, 2019
Capital and surplus	$416.2	$352.6
Asset valuation reserve	62.6	52.3

Total adjusted capital	$478.8	$404.9

The following table outlines amounts reported in the Company’s Balance Sheet as of December 31, 2020 and 2019:

($ in millions)	December 31, 2020	December 31, 2019
Admitted Assets
Cash and invested assets	$9,757.4	$7,476.1
Due and accrued investment income	72.8	75.2
Current income tax recoverable	13.3	26.1
Net deferred tax asset	33.2	27.0
Deferred premium and other assets, net	83.3	103.9
Separate account assets	1,671.8	1,464.6

Total Admitted Assets	$11,631.8	$9,172.9

Liabilities
Reserves for policy benefits	5,278.3	4,357.4
Reinsurance payable	5.8	48.3
Interest maintenance reserve	76.4	35.7
Funds held under coinsurance	4,064.0	2,777.0
Other liabilities	119.3	137.3
Separate account liabilities	1,671.8	1,464.6

Total Liabilities	$11,215.6	$8,820.3

Shareholder’s Equity
Common stock	2.5	2.5
Gross paid in and contributed surplus	255.7	196.8
Unassizned funds	158.0	153.3

Total Capital Stock and Surplus	$416.2	$352.6

Total Liabilities, Capital Stock and Surplus	$11,631.8	$9,172.9

December 31, 2020 vs. December 31, 2019

Assets

Total admitted assets increased by $2.4 billion, from $9.2 billion at December 31, 2019 to $11.6 billion at December 31, 2020. The increase in total admitted assets primarily relates to the increased FHLB borrowing as well as the COUNTRY Coinsurance agreement.

Significant variances are as follows:

Cash and invested assets increased by $2.3 billion from $7.5 billion at December 31, 2019 to $9.8 billion at December 31, 2020. The significant components of this balance and related increase are described below.

The Company’s bond portfolio increased by $1.7 billion from $6.4 billion at December 31, 2019 to $8.1 billion at December 31, 2020. The increase reflects increased borrowing of FHLB funds as well as the COUNTRY Coinsurance agreement described above. The bond portfolio is comprised of approximately 67% of publicly traded securities and approximately 33% in privately placed issuances.

Preferred stock increased by $107.3 million from $14.8 million at December 31, 2019 to $122.1 million at December 31, 2020. The increase is primarily related to increased FHLB funds available for investment as well as the COUNTRY Coinsurance agreement described above.

Common stock increased by $38.0 million from $8.5 million at December 31, 2019 to $46.5 million at December 31, 2020. The increase is related to the increase in FHLB related borrowing.

Cash and short-term investments increased by $312.0 million from $250.8 million at December 31, 2019 to $562.8 million at December 31, 2020. The amount invested in cash and short-term investments fluctuates based on liquidity needs and the timing of investment decisions. Overall, the Company has been working to align the portfolio consistent with Kuvare’s investment strategy and the increase in cash and short-term investments is related to the timing of being able to reinvest these assets.

Other invested assets increased by $119.4 million from $66.4 million at December 31, 2019 to $185.8 million at December 31, 2020. Other invested assets increased as a result of the Company’s efforts to increase investment yield to align with Kuvare’s investment strategy.

Deferred premiums and other assets decreased by $20.5 million from $103.9 million at December 31, 2019 to $83.4 million at December 31, 2020. This is mainly due to decreases in reinsurance recoverables related to the timing and severity of losses received close to year end as well as decreases in deferred premiums driven by the Company’s Post Level Term business.

Separate Account assets and liabilities increased by $0.2 billion from $1.5 billion at December 31, 2019 to $1.7 billion at December 31, 2020. This increase is primarily driven by equity market appreciation in 2020.

The assets of Separate Accounts are carried at fair value for NAIC SAP. Separate Accounts liabilities represent the contractholders’ claims to the related assets and are carried at the fair value of the assets. In the event the asset values of certain contractholder accounts are projected to be below the value guaranteed by the Company, a liability is established through a charge to earnings.

Lincoln Benefit’s variable annuity business and a material portion of the variable life business are reinsured by ALIC and GILICO. As of December 31, 2020 and 2019, all assets of the Separate Accounts that support the variable annuity and variable life business are legally insulated.

Liabilities

Total liabilities increased by $2.4 billion, from $8.8 billion at December 31, 2019 to $11.2 billion at December 31, 2020. The increase consists of the following components:

Reserves for policy benefits increased by $0.9 billion from $4.4 billion at December 31, 2019 to $5.3 billion at December 31, 2020. Such liabilities are established to meet the estimated future obligations of policies in-force. The increase in Reserves for policy benefits is mainly related to the increase in FHLB borrowings which are accounted for as deposit type contract liabilities, the increase in deferred annuities from the COUNTRY Coinsurance Agreement, but offset by the deferred annuities ceded related to the Kuvare Bermuda Coinsurance Agreement.

Reinsurance payable decreased by $42.5 million from $48.3 million at December 31, 2019 to $5.8 million at December 31, 2020. The decrease reflects the payment of $35 million which was owed to GILICO at December 31, 2019.

Interest maintenance reserve increased by $40.7 million from $35.7 million at December 31, 2019 to $76.4 million at December 31, 2020 primarily related to capital gains generated from aligning the Company’s investment strategy with Kuvare, partially offset by the transfer of IMR related to the Kuvare Bermuda Coinsurance Agreement.

Funds held under coinsurance increased by $1.3 billion from $2.8 billion at December 31, 2019 to $4.1 billion at December 31, 2020. This item represents funds withheld in conjunction with the Company’s AXXX coinsurance funds withheld treaty with Lancaster Re as well as the COUNTRY Coinsurance agreement described above. The AXXX treaty with Lancaster Re covers universal life secondary guarantee and term business. Approximately $0.1 billion of the $1.3 billion increase was related to Lancaster Re. The growth is related to an increase of the statutory reserve related to these products. These balances are expected to continue to increase. Approximately $1.2 billion of the $1.3 billion increase is related to the COUNTRY Coinsurance agreement described above.

Results of Operations

The following table outlines amounts reported in Net Income (Loss):

($ in millions)	2020	2019	2018
Gain from operations before taxes	$22.7	$12.5	$20.4
Income tax expense (benefit)	(24.8)	—	(4.1)

Net gain from operations	$47.5	$12.5	$24.5

Net realized capital gains (losses)	(2.3)	21.6	11.2

Net income	$45.2	$34.1	$35.7

Results of Operations

For the Year Ended December 31, 2020

Net income of $45.2 million is comprised of Gain from Operations before taxes of $22.7 million partially offset by $2.3 million of net realized capital losses. The Company had $24.8 million of income tax benefit of which $21.5 million was related to the CARES Act which allowed for NOL carryback for 2018 and 2019.

For the Year Ended December 31, 2019

Net income of $34.1 million is comprised of Gain from Operations before taxes of $12.5 million and net realized capital gains of $21.6 million. Operating results reflect the loss on reinsurance to GILICO offset by lower operating expenses.

For the Year Ended December 31, 2018

Net income of $35.7 million is the result of the Gain from Operations before taxes of $20.4 million and net realized gains of $11.2 million. In 2018, the Gain from Operations decreased due to lower investment income consistent with business runoff and slightly higher reinsurance premium. This is offset by $11.2 million in realized capital gains resulting from asset-liability management initiatives.

The significant components of income are summarized below:

($ in millions)	2020	2019	2018
Revenue
Premiums	$277.7	$(913.4)	$80.1
Net investment income	425.5	382.3	402.4
Reserve adjustments on reinsurance ceded	(77.3)	(686.2)	(174.9)
Other income	81.7	119.2	89.2

Total revenue	$707.6	$(1,098.1)	$396.8

Benefits and expenses
Benefit payments to policyholders and beneficiaries	$428.0	$389.7	$702.6
Net change to policy benefit reserves	(5.1)	(1,707.8)	(484.6)
Net transfers from separate accounts	(45.2)	(63.2)	(60.3)
Commissions and operating expenses	307.2	270.7	218.7

Total benefits and expenses	$684.9	$(1,110.6)	$376.4

Gain from operations before taxes	$22.7	$12.5	$20.4

Premiums are $277.7 million, $(913.4) million and $80.1 million for the years ended December 31, 2020, 2019 and 2018, respectively. Premiums are net of reinsurance premiums paid on the ceded business. The increase in premiums in 2020 is related to the COUNTRY Coinsurance Agreement partially offset by reinsurance premiums and the Kuvare Bermuda Coinsurance Agreement. The decrease in premiums in 2019 was mainly related to lower direct annuity premium and higher premiums ceded under the GILICO Coinsurance Agreement offset by premiums from the Hannover Recapture. The decrease in premiums in 2018 is primarily related to lower life and annuity premiums and slightly higher reinsurance premiums.

Net investment income is $425.5 million, $382.3 million and $402.4 million for the years ended December 31, 2020, 2019 and 2018, respectively. Net investment income is attributable to the following asset types:

($ in millions)	2020	2019	2018
Debt securities	$284.5	$322.1	$329.7
Mortgage loans	28.4	37.2	41.3
Other invested assets	15.9	18.2	19.3

Gross investment income	328.8	377.5	390.3
Investment expenses	36.8	24.2	28.2

Net investment income before IMR amortization	292.0	353.3	362.1
IMR amortization	133.5	29.0	40.3

Total net investment income	$425.5	$382.3	$402.4

Overall, net investment income in 2020 is higher compared to 2019 and 2018. The main driver of this is the higher average asset balances as a result of increased FHLB related borrowing as well as increased IMR amortization related to the COUNTRY Coinsurance agreement described above.

Reserve adjustments on reinsurance ceded are $(77.3) million, $(686.2) million and $(174.9) million for the years ended December 31, 2020, 2019 and 2018. Reserve adjustments on reinsurance ceded include reserve changes related to the Company’s modified coinsurance agreements on its life and annuity business. The significant change in the reserve adjustments on reinsurance ceded in 2020 compared to 2019 is due to the 2019 adjustments related to the Hannover Recapture. The significant decrease in reserve adjustments on reinsurance ceded in 2019 is as a result of the Hannover Recapture. Reserve adjustments on reinsurance ceded decreased in 2018 primarily related to slowdown in the runoff of the variable annuity business and deferred annuity products.

Benefit payments to policyholders and beneficiaries are $428.0 million, $389.7 million and $702.6 million for the years ended December 31, 2020, 2019 and 2018, respectively. This line item represents benefit payments on life insurance and annuity products. The increase in 2020 is primarily related to favorable mortality compared to 2019 offset by a reduction in benefits ceded to Hannover due to recapture in 2020. The decrease in 2019 is primarily related to the GILICO Coinsurance Agreement and lower surrenders on life and annuity business partially offset by higher claims from unfavorable mortality. Benefit payments to policyholders and beneficiaries decreased in 2018 due to a decrease in surrender and annuity benefits. Surrenders decreased primarily on market-value and equity-indexed annuities resulting from lower equity market performance.

Net changes to policy benefit reserves are $(5.1) million, $(1,707.8) million and $(484.6) million for the years ended December 31, 2020, 2019 and 2018, respectively. The increase in 2020 compared to 2019 is primarily the result of higher ceded reserves in 2019 as result of the GILICO Coinsurance Agreement.

Commissions and operating expenses are $307.2 million, $270.7 million and $218.7 million for the years ended December 31, 2020, 2019 and 2018, respectively. These expenses are comprised of general operating expenses, premium taxes, investment income ceded on reinsurance and IMR ceded. The increase in 2020 compared to 2019 is related to $101.7 million of IMR ceded as part of the Kuvare Bermuda Coinsurance Agreement. The increase in 2019 is related to higher investment income ceded under the GILICO Coinsurance Agreement offset by lower commissions and operating expenses. The decline in 2018 is primarily as a result of lower direct life and annuity premiums and the continued runoff of the business while operating expenses decreased primarily as a function of lower third-party administrative expenses as well as lower compensation costs.

Realized investment gains (losses) are $(2.3) million, $21.6 million and $11.2 million for the years ended December 31, 2020, 2019 and 2018, respectively. The net realized losses in 2020 are the result of realized gains on bonds as the Company has been working to align the portfolio with Kuvare’s investment strategy, offset by an increase in capital gains tax as well as an increase in transfer of these gains to IMR. The net realized gains in 2019 are primarily related to capital gains generated from the GILICO Coinsurance Agreement and derivative gains offset by lower capital gains tax and credit related capital losses. The net realized gains in 2018 are related to asset-liability management initiatives to improve yields and better match assets and liabilities.

General Account Investment Portfolio

The General Account Investment Assets (“GAIA”) portfolio consists of a well-diversified portfolio of public and private debt securities, commercial mortgages and other loans and other invested assets. The General Account portfolios and investment results primarily support the insurance liabilities of Lincoln Benefit’s business operations. The following table reconciles the balance sheet asset amounts to GAIA:

	December 31, 2020	December 31, 2019
($ in millions)
Bonds	$8,074.3	$6.361.6
Preferred stocks	122.1	14.8
Common stocks	46.5	8.5
Mortgage loans	721.2	721.8
Contract loans	35.7	33.6
Other investments	194.8	84.9
Receivables for securities	—	0.1
Cash and short-term investments	562.8	250.8

Total Cash and Invested Assets	$9,757.4	$7,476.1

Assets listed in Other investments principally consist of surplus notes, limited partnerships and derivatives.

Investment Results of General Account Investment Assets

The following table summarizes investment results by asset category for the years ended December 31, 2020, 2019 and 2018:

	2020		2019		2018
($ in millions)	Amount	Yield	Amount	Yield	Amount	Yield
Debt securities	$284.5	3.92%	$322.1	4.58%	$329.7	4.17%
Mortgage loans	28.4	3.93%	372	4.71%	41.3	4.32%
Cash: cash equivalents and short-terms	2.5	0.61%	4.0	1.75%	3.9	1.91%
Other invested assets	13.4	(a)	14.2	(a)	15.4	(a)

Gross investment income	$328.8		$377.5		$390.3

Investment expenses	36.8		24.2		28.2

Net investment income before IMR amortization	$292.0		$353.3		$362.1

(a)	Primarily FHLB note interest and contract loans

Debt Securities

The bond portfolio consists largely of investment grade corporate debt securities and includes significant amounts of U.S. government and agency obligations. More detail around the composition of debt securities as of December 31, 2020 and 2019 for GAIA is as shown below.

Debt Securities by Industry

The General Account debt securities portfolios include publicly-traded and privately-placed corporate debt securities across an array of industry categories. The following tables set forth these debt securities by industry category as of December 31, 2020 and 2019 along with their associated gross unrealized gains and losses:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses
December 31, 2020 ($ in millions)
				Fair Value
U.S. governments	$582.3	$1.0	$(0.5)	$582.8
All other governments	7.6	0.3	—	7.9
U.S. states, territories and possessions	20.0	4.0	—	24.0
U.S. political subdivisions	72.5	8.1	—	80.6
Special revenue	783.2	99.0	(1.1)	881.1
Industrial and miscellaneous
Basic materials	202.3	27.8	—	230.1
Communications	433.9	61.4	(0.4)	494.9
Consumer Discretionary	3.0	—	(0.3)	2.7
Consumer, cyclical	171.4	22.2	(1.5)	192.1
Consumer, non-cyclical	575.3	58.4	(0.7)	633.0
Diversified	20.5	1.5	—	22.0
Energy	497.6	54.7	(8.7)	543.6
Financial	1,313.2	156.4	(5.8)	1,463.8
Government	3.5	0.1	—	3.6
Health Care	3.0	—	—	3.0
Industrial	388.9	57.0	(0.1)	445.8

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses
December 31, 2020 ($ in millions)
				Fair Value
Project Finance Infrastructure	15.9	—	—	15.9
Technology	196.8	50.6	—	247.4
Utilities	725.7	111.5	(0.4)	836.8
Hybrids	145.8	8.8	(2.4)	152.2
ABS	1,032.6	23.7	(3.0)	1,053.3
CMBS	4012	27.9	(5-4)	423.7
RMBS	478.1	20.4	(0.1)	498.4

Total debt securities	$8,074.3	$794.8	$(30.4)	$8,838.7

	Amortized Cost	Unrealized Gains	Unrealized Losses
December 31, 2019 ($ in millions)
				Fair Value
U.S. governments	$38.2	$0.4	$—	$38.6
All other governments	5.7	0.1	(0.6)	5.2
U.S. states, territories and possessions	15.4	2.2	—	17.6
U.S. political subdivisions	64.5	2.8	(0.1)	67.2
Special revenue	556.8	56.5	(0.3)	613.0
Industrial and miscellaneous
Basic materials	217.5	18.8	(0.8)	235.5
Communications	470.6	52.0	—	522.6
Consumer, cyclical	338.9	20.3	(1.6)	357.6
Consumer, non-cyclical	479.4	37.0	(1.1)	515.3
Diversified	1.0	—	—	1.0
Energy	550.4	44.1	(3.6)	590.9
Financial	1,093.6	105.1	(2.9)	1,195.8
Industrial	389.4	24.3	(1.8)	411.9
Technology	238.7	33.4	(0.2)	271.9
Utilities	681.4	54.6	(0.1)	735.9
Hybrids	101.9	7.3	(0.4)	108.8
ABS	506.9	8.1	(0.7)	514.3
CMBS	261.3	10.2	(1.0)	270.5
RMBS	350.0	17.1	(0.9)	366.2

Total debt securities	$6,361.6	$494.3	$(16.1)	$6,839.8

Gross unrealized gains increased by $300.5 million from $494.3 million at December 31, 2019 to $794.8 million at December 31, 2020. The increase in unrealized gains is primarily due to a decrease in interest rates. The 10-year treasury yield curve rates at December 31, 2020 and 2019 are 0.93% and 1.92%, respectively.    There is also an increase in gross unrealized losses of $14.3 million, for a net change in net unrealized gains of $286.2 million.

Debt Securities by Credit Quality

The Securities Valuation Office (“SVO”) of the National Association of Insurance Commissioners (“NAIC”) has established credit ratings related to investments of insurers for regulatory reporting purposes and assigns debt securities to one of six categories (“NAIC Designations”) based on the equivalent ratings of an approved rating agency. NAIC designations of “1” or “2” relate to debt securities considered investment grade, which include securities rated Baa3 or higher by Moody’s or BBB- or higher by Standard & Poor’s. NAIC Designations of “3”

through “6” are referred to as below investment grade, which include securities rated Ba1 or lower by Moody’s and BB+ or lower by Standard & Poor’s. As a result of time lags between the funding of investments, the finalization of legal documents and the completion of the SVO filing process, the bond portfolio generally includes securities that have not yet been rated by the SVO as of each balance sheet date. Pending receipt of SVO ratings, the categorization of these securities by NAIC designation is based on the expected ratings indicated by internal analysis.

The following table sets forth the General Accounts’ debt securities by NAIC rating at the dates indicated:

December 31, 2020 ($ in millions)		Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
NAIC Rating
1	Aaa, Aa, A	$3,426.5	$426.5	$(2.2)	$3,850.8
2	Baa	2,573.7	285.4	(9.5)	2,849.6

	Investment grade	$6,000.2	$711.9	$(11.7)	$6,700.4
3	Ba	161.8	10.9	(10.2)	162.5
4	B	0.4	—	—	0.4
5	C and lower	—	—	—	—
6	In or near default	—	—	—	—

	Below investment grade	$162.2	$10.9	$(10.2)	$162.9

	Total before asset and mortgage-backed securities	$6,162.4	$722.8	$(21.9)	$6,863.3
	Asset and mortgage-backed securities	1,911.9	72.0	(8.5)	1,975.4

	Total fixed maturities	$8,074.3	$794.8	$(30.4)	$8,838.7

December 31, 2019 ($ in millions)		Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
NAIC Rating
1	Aaa, Aa, A	$2,520.8	$259.4	$(0.5)	$2,779.7
2	Baa	2,637.5	197.9	(8.5)	2,826.9

	Investment grade	$5,158.3	$457.3	$(9.0)	$5,606.6
3	Ba	85.1	1.6	(4.5)	82.2
4	B	—	—	—	—
5	C and lower	—	—	—	—
6	In or near default	—	—	—	—

	Below investment grade	$85.1	$1.6	$(4.5)	$82.2

	Total before asset and mortgage-backed securities	$5,243.4	$458.9	$(13.5)	$5,688.8
	Asset and mortgage-backed securities	1,118.2	35.4	(2.6)	1,151.0

	Total fixed maturities	$6,361.6	$494.3	$(16.1)	$6,839.8

Below investment grade debt securities represented 2.0% and 1.3% of the gross unrealized losses at December 31, 2020 and 2019, respectively.

Equity Securities

Common stock of $46.5 million and $8.5 million as of December 31, 2020 and 2019, respectively. In 2019, the $8.5 million was entirely related to the ownership of FHLB stock while in 2020, the $46.5 million is made up primarily of FHLB stock ($36.0 million). GAIA holds redeemable preferred stock of $28.3 million and $14.8 million as of December 31, 2020 and 2019. GAIA holds non-redeemable preferred stock of $93.8 million at December 31, 2020 while it did not hold any non-redeemable preferred stock at December 31, 2019. GAIA also includes investments in limited partnerships on an equity method basis as of December 31, 2020 for $97.1 million and $20.7 million as of December 31, 2019.

Mortgage Loans

At December 31, 2020 and 2019, approximately 7% of GAIA are in mortgage loans. At December 31, 2020 and 2019, the carrying value of mortgage loans is $721.2 million and $721.8 million, respectively. At December 31, 2020, approximately 96% of the portfolio was invested in commercial mortgages as compared to 100% at December 31, 2019. The investment strategy for the mortgage loan portfolio emphasizes diversification by property type and geographic location with a primary focus on asset quality. The table below shows the breakdown of the amortized cost of the General Account’s investments in mortgage loans by geographic region as of December 31, 2020 and 2019:

	December 31, 2020	December 31, 2019
($ in millions)
Alabama	$—	$0.6
Arizona	35.2	36.0
California	128.2	140.9
Colorado	91.7	91.7
Florida	63.7	24.3
Georgia	27.3	29.6
Hawaii	1.5	2.8
Illinois	55.1	56.2
Iowa	—	0.3
Massachusetts	15.1	29.5
Minnesota	22.1	22.6
Nevada	13.1	9.3
New Jersey	32.5	35.7
New York	46.7	47.5
North Carolina	29.9	3.8
Ohio	11.8	12.1
Pennsylvania	70.3	69.8
South Carolina	23.7	24.4
Texas	53.3	84.7
General allowance for loan loss	—	—

Total commercial mortgage loans	$721.2	$721.8

Commercial Mortgage Loan by Credit Quality

The values used in these ratio calculations are part of the periodic review of the commercial mortgage loan portfolio, which includes an evaluation of the underlying collateral value as of December 31, 2020 and 2019.

	Recorded Investment
	Debt Service Coverage Ratios
December 31, 2020
($ in millions)	>1.20x	1.00x-1.20x	< 1.00x	Total	% of Total	Estimated Fair Value	% of Total
Loan-to-value ratios:
Less than 65%	$494.1	$10.8	$17.2	$522.1	75.3%	$525.2	75.1%
65% to 75%	102.7	61.9	6.5	171.1	24.7%	174.6	24.9%
76% to 80%	—	—	—	—	0.0%	—	0.0%
Greater than 80%	—	—	—	—	0.0%	—	0.0%

Total	$596.8	$72.7	$23.7	$693.2	100.0%	$699.8	100.0%

	Recorded Investment
	Debt Service Coverage Ratios
December 31, 2019
($ in millions)	> 1.20x	1.00x-1.20x	<1.00x	Total	% of Total	Estimated Fair Value	% of Total
Loan-to-value ratios:
Less than 65%	$532.0	$29.3	$38.0	$599.3	82.8%	$607.3	82.3%
65% to 75%	102.9	21.9	—	124.8	17.2%	130.9	17.7%
76% to 80%	—	—	—	—	0.0%	—	0.0%
Greater than 80%	—	—	—	—	0.0%	—	0.0%

Total	$634.9	$51.2	$38.0	$724.1	100.0%	$738.2	100.0%

All of our mortgage loans are performing under the original contractual loan terms at December 31, 2020. There is one mortgage loan that has a debt service coverage ratio of less than 1.0% at December 31, 2020 and December 31, 2019.

Item 11(i).	Changes in or Disagreements with Accountants

On October 9, 2020, we selected, and the audit committee of our board of directors approved, Ernst & Young LLP as our new independent registered public accounting firm to audit the Statutory financial statements of Lincoln Benefit Life Company (LBL) as of and for the year ended December 31, 2020. We selected Ernst & Young LLP based on their knowledge of the other operating companies under the Kuvare US Holdings, Inc. (Kuvare) umbrella as well as to create consistency of auditors between the companies. As a result, we replaced Deloitte & Touche LLP, our then independent registered public accounting firm. The replacement was effective immediately and was approved by the audit committee of our board of directors.

LBL’s audit reports on our Statutory financial statements for the year ended December 31, 2019 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of our financial statements for the fiscal year ended December 31, 2019, (a) there were no “disagreements” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) between Deloitte & Touche LLP and us on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte & Touche LLP’s satisfaction, would have caused Deloitte & Touche LLP to make reference to the subject matter in their report on our Statutory financial statements and (b) there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

We provided Deloitte & Touche LLP with a copy of the disclosures that we are making in this Registration Statement on Form S-1 prior to the time this Registration Statement was publicly filed with the SEC. We have requested that Deloitte & Touche LLP furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein, a copy of which will be filed by amendment as Exhibit 16 hereto.

During the fiscal year ended December 31, 2019, and the subsequent interim period through October 9, 2020, neither we nor anyone acting on our behalf has consulted with Ernst & Young LLP with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that Ernst & Young LLP concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue, or (b) any matter that was either the subject of a “disagreement” or “reportable event” within the meaning of Item 304(a)(1) of Regulation S-K.

Item 11(j).	Quantitative and Qualitative Disclosures About Market Risk

Information required for Item 11(j) is incorporated by reference to the material under the caption “Market Risk” in Item 11(h) of this report.

Item 11(k).	Directors and Executive Officers

The biographies of each of the directors and executive officers as of March 31, 2021 are included below.

Dhiren Jhaveri, 46, has been Executive Chairman of the board of directors of the Company since December 31, 2019. Dhiren is the founder and has been Chief Executive Officer of Kuvare US Holdings, Inc. (“Kuvare”), the direct parent of GILICO, since 2014, and is the Executive Chairman of the boards of directors of GILICO and United Life Insurance Company (“United Life”), an Iowa-domiciled insurance company and wholly owned subsidiary of Kuvare. In addition, he serves as the President and Chief Executive Officer of Kuvare Insurance Services LP, a Delaware limited partnership (“KIS”). Before founding Kuvare, Dhiren was a member of the executive committee of Sammons Financial Group, where he led corporate development and investment risk. Previously, he worked at McKinsey & Co. and Barclays. Dhiren is actively involved on various committees for the American Council of Life Insurers and is a designee of the LIMRA Life Insurance Fellows.

Bradley Rosenblatt, 46, has been a director of the Company since December 31, 2019, and Chief Revenue Officer of Kuvare since 2017, where he leads revenue and growth strategy. In addition, Brad is President and a director of United Life, and a director of GILICO. Brad has over 20 years of experience in sales, marketing and strategy. Prior to joining Kuvare, Brad served as Chief Distribution Officer for Sammons Financial Group leading the company’s growth strategy in new life insurance markets. While at Sammons Financial Group, Brad also led the company’s strategy and corporate development function and held various sales and marketing leadership roles. Previously, he worked at McKinsey & Co. in the insurance practice, serving life, property/ casualty and health insurance carriers. Brad holds an MBA from Michigan Ross School of Business and a Bachelor of Arts in Economics from Northwestern University.

Joseph Wieser, 55, has been a director of the Company since December 31, 2019, and President and a director of GILICO since 2018. Joe has more than 28 years of leadership, strategy, operational and sales/marketing experience in the annuity, life and health insurance industry. He most recently served as Business Development Director for Anthem Blue Cross Blue Shield in Denver, Colorado and, prior to that, served five years as President of Dearborn National Life Insurance Company. During his career, he has held leadership roles overseeing all insurance company functions. Previously, his executive experience includes working at MassMutual, Colorado Bankers, Starmount Life and Anthem Blue Cross Blue Shield. Joe is a graduate of Metropolitan State University in Denver and holds his CLU, ChFC and FLMI financial/insurance professional designations.

Burke Harr, 49, has been a director of the Company since December 31, 2019. Burke served as a Nebraska state senator from 2011 to 2019, and has been an of counsel attorney at Houghton Bradford Whitted PC, LLO since 2011. Burke is a graduate of the University of St. Thomas and the Notre Dame Law School.

Carlos Sierra, 53, has been President and a director of the Company since December 31, 2019, and the Chief Operating Officer of Kuvare since 2016, where he leads overall operational strategy. He is a director of GILICO and of United Life. With over 30 years of operations experience, Carlos previously worked as a consultant for insurance companies and served as COO for the Americas at Aon Risk and Global COO for Combined Insurance where he led global operations, including Front Office (sales model; multichannel sales), Back Office (contact centers; order entry; claims; field operations) and Technology (Application Development and Infrastructure). Previously, Carlos worked at McKinsey & Co, where he served clients in the Financial Institutions Group and at FMC where he led Manufacturing Planning and Latin American Operations. Carlos earned engineering and masters degrees with honors from ITESM, Ohio State and Stanford.

David Goldberg, 52, has been Secretary of the Company since December 31, 2019, and General Counsel and Secretary of Kuvare since 2017, where he directs the legal, regulatory and corporate governance functions for the Kuvare businesses. He provides more than 20 years of broad commercial law and senior executive experience, having started his legal career in 1993 at the Sidley & Austin firm in Chicago. David has served in numerous corporate General Counsel roles, including insurance sector roles at Coregis Insurance, a specialty property and casualty company, as well as life and health companies Combined Insurance (and its worldwide affiliates) and Sterling Life Insurance Company. Most recently he served as an Illinois Assistant Attorney General and General Counsel to the Illinois State Toll Highway Authority. David is a graduate of the University of Michigan and Washington University School of Law.

Erik Braun, 37, was appointed Chief Financial Officer and Treasurer of the Company in March 2020. He has served as Treasurer and Controller of Kuvare US Holdings, Inc. since 2017. From 2013 to 2017, Erik was with Fidelity Life Association as the manager of accounting and finance and the assistant corporate controller. Previously, he worked in public accounting within the assurance practice, where he served insurance industry clients across most commercial and personal lines. Erik is a Certified Public Accountant (inactive).

Item 11(l).	Executive Compensation

We do not have any employees, but rather are provided personnel, including our named executive officers, by our parent company, LBL HoldCo II, Inc. (“HoldCo”), pursuant to the Services Agreement between HoldCo and Lincoln Benefit effective April 1, 2014. Executive officers of Lincoln Benefit also serve as officers of our indirect parent, HoldCo Parent and other subsidiaries of HoldCo Parent. These executive officers received no compensation directly from Lincoln Benefit. As a result, we do not determine or pay any compensation to our named executive officers or additional personnel provided by HoldCo for our operations. HoldCo determines and pays the salaries, bonuses and other wages earned by our named executive officers and by additional personnel provided to us by HoldCo. HoldCo also determines whether and to what extent our named executive officers and additional personnel from HoldCo may participate in any employee benefit plans. We do not have any employment agreements with our named executive officers and do not provide pension or retirement benefits, perquisites or other personnel benefits to our named executive officers. We do not have arrangements to make payments to our named executive officers upon their termination or in the event of a change in control of the Company. See “Transactions with Related Parties” for more information about the Services Agreement between HoldCo and us.

Director compensation

Burke Harr, an outside independent director, receives an annual cash retainer fee for his services on the board of directors of Lincoln Benefit.

No director who is also an employee of Kuvare and/or GILICO receives any additional compensation for serving as a director of the Company.

Compensation Related to Services prior to December 31, 2019

Our independent directors received an annual cash retainer fee for their services on the boards of directors of HoldCo Parent and its subsidiaries, including Lincoln Benefit, a portion of which is allocated to Lincoln Benefit pursuant to the Services Agreement. A non-employee director also had the option to elect to defer receipt of all or a portion of his or her annual retainer fee into a notional percentage equity interest in RL LP and RL (Parallel) Partnership (together, the “Partnerships”). The elected percentage of the board retainer for a calendar year of service was converted into a notional percentage interest in the Partnerships when the year-end valuation of the Partnerships for the immediately prior year was available. The notional interest was unvested until December 31st of the relevant year of service, and, as a general rule, if the director’s board service ended before December 31st, the unvested portion of the notional interest would be forfeit except that, in the case of a qualifying termination, a pro rata portion of the director’s unvested portion of the notional interest would vest. If a director was terminated, this would be considered a qualifying termination and such director’s notional interest would vest. Vested portions of notional interests were settled in cash on termination of the director’s board service.

Compensation Committee Interlocks and Insider Participation

In February 2015, the Board of Directors of HoldCo Parent established a compensation committee, whose primary function is to assist the Board with its oversight role with respect to the compensation of HoldCo Parent’s and its subsidiaries’ executive officers and other employees. In February 2017, the HoldCo Parent compensation committee was re-established at HoldCo, the entity with which the majority of the employees are employed. No executive officer of Lincoln Benefit serves as a member of the compensation committee of another entity for which any executive officer served as a director for Lincoln Benefit. In January 2020, all functions of this compensation committee were assumed by the compensation committee of the Kuvare Board of Directors.

Item 11(m).	Security Ownership of Certain Beneficial Owners and Management Security

Ownership of Certain Beneficial Owners

The following table shows the number of Lincoln Benefit shares owned by any beneficial owner who owns more than five percent of any class of Lincoln Benefit’s voting securities.

Title of Class (a)	Name and Address of Beneficial Owner (b)	Amount and Nature of Beneficial Ownership (c)	Percent of Class (d)
Capital Stock	LBL HoldCo II, Inc. 5600 N. River Road, Suite 300 Rosemont, IL 60018	25,000	100%
N/A	LBL HoldCo, Inc. 5600 N. River Road, Suite 300 Rosemont, IL 60018	Indirect voting and investment power of shares owned by LBL HoldCo II, Inc.	N/A
N/A	Guaranty Income Life Insurance Company 118 Second Avenue SE Cedar Rapids, IA 52401	Indirect voting and investment power of shares owned by LBL HoldCo II, Inc.	N/A
N/A	Kuvare US Holdings, Inc. 55 West Monroe Street, Suite 1930 Chicago, IL 60603	Indirect voting and investment power of shares owned by LBL HoldCo II, Inc.	N/A

Title of Class (a)	Name and Address of Beneficial Owner (b)	Amount and Nature of Beneficial Ownership (c)	Percent of Class (d)
N/A	Kuvare UK Holdings Limited 5th Floor 6 St Andrew Street London, EC4A 3AE, United Kingdom	Indirect voting and investment power of shares owned by LBL HoldCo II, Inc.	N/A
N/A	Kuvare Holdings LP P.O. Box 309 Ugland House George Town Grand Cayman KY1-1104, Cayman Islands	Indirect voting and investment power of shares owned by LBL HoldCo II, Inc.	N/A
N/A	Kuvare GP Holdings LP P.O. Box 309 Ugland House George Town Grand Cayman KY1-1104, Cayman Islands	Indirect voting and investment power of shares owned by LBL HoldCo II, Inc.	N/A
N/A	Kuvare GP Holdings Ltd. P.O. Box 309 Ugland House George Town Grand Cayman KY1-1104, Cayman Islands	Indirect voting and investment power of shares owned by LBL HoldCo II, Inc.	N/A
N/A	Access Holdings GP LP c/o Access Holdings 2 East Read Street, Suite 300 Baltimore, MD 21202	Indirect voting and investment power of shares owned by LBL HoldCo II, Inc.	N/A
N/A	Access Holdings GP Company c/o Access Holdings 2 East Read Street, Suite 300 Baltimore, MD 21202	Indirect voting and investment power of shares owned by LBL HoldCo II, Inc.	N/A
N/A	ACP LI Holdings, LP c/o Altamont Capital Partners 400 Hamilton Ave, Suite 230 Palo Alto, CA 94301	Indirect voting and investment power of shares owned by LBL HoldCo II, Inc.	N/A
N/A	ACP LI Holdings GP Ltd. c/o Altamont Capital Partners 400 Hamilton Ave, Suite 230 Palo Alto, CA 94301	Indirect voting and investment power of shares owned by LBL HoldCo II, Inc.	N/A

The following table shows the number of shares of stock in Lincoln Benefit or its parents beneficially owned by each director and named executive officer of Lincoln Benefit individually, and by all executive officers and directors of Lincoln Benefit as a group. Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following share amounts are as of December 31, 2020. The address of each such director or officer is c/o Kuvare US Holdings, Inc., 55 W Monroe Street, Suite 1930, Chicago, Illinois, 60603.

Entity	Title of Class of Equity Securities	Number of Shares	Statement Concerning Beneficial Ownership
Lincoln Benefit, HoldCo, HoldCo Parent, GILICO, Kuvare, Kuvare UK Holdings Limited, Kuvare Holdings LP, Kuvare GP Holdings LP, Kuvare GP Holdings Ltd.	n/a	n/a	Lincoln Benefit is an indirect wholly owned subsidiary of Kuvare Holdings LP, which is controlled by its general partner, Kuvare GP Holdings LP. Kuvare GP Holdings LP is controlled by its general partner, Kuvare GP Holdings Ltd. Dhiren Jhaveri is the Chief Executive Officer and a director of Kuvare GP Holdings Ltd., and no officers or directors of the Company beneficially own any equity interests in Kuvare GP Holdings Ltd.

Kuvare Holdings LP(1)	n/a	n/a	GBIS Holdings, LLC owns less than 1% of the equity interests of Kuvare Holdings LP.(2) Dhiren Jhaveri is the member of GBIS Holdings, LLC.

Kuvare GP Holdings LP	n/a	n/a	GBIS Holdings, LLC owns 1% of the equity interests of Kuvare GP Holdings LP.(2) Dhiren Jhaveri is the member of GBIS Holdings, LLC.

(1)

Certain directors and officers of the Company may from time to time directly or indirectly own limited partner interests in Kuvare Holdings LP. Such directors and officers do not have the power to vote or dispose of any shares of the Company that may be held from time to time directly or indirectly by Kuvare Holdings LP and therefore are not deemed to beneficially own such shares.

(2)	Calculated on an aggregate basis including all outstanding classes of limited partner interests.

Changes in Control

On December 31, 2019, GILICO, completed the indirect acquisition of Lincoln Benefit. The Company is a wholly owned subsidiary of HoldCo, which is a wholly owned subsidiary of HoldCo Parent, and HoldCo Parent is a wholly owned subsidiary of GILICO.

Item 11(n).	Transactions with Related Persons, Promoters and Certain Control Persons

Transactions with Related Persons

Lincoln Benefit is a party to certain intercompany agreements involving amounts greater than $120,000 between Lincoln Benefit and the following companies:

•	HoldCo, the direct parent of Lincoln Benefit.

•	HoldCo Parent, an indirect parent of Lincoln Benefit.

•	Lancaster Re Captive Insurance Company (“Lancaster Re”), a direct subsidiary of Lincoln Benefit

•	Lanis LLC, an affiliate of Lincoln Benefit

•	GILICO, the direct parent of HoldCo Parent

•	Kuvare, the direct parent of GILICO

•	KIS, an affiliate of Lincoln Benefit

•	Kuvare Bermuda Re LTD (“KBR”), an affiliate of Lincoln Benefit

•	Kuvare Life Re LTD (“KLR”), an affiliate of Lincoln Benefit

In April 2014, Lincoln Benefit entered into a Services Agreement with HoldCo whereby HoldCo has agreed to provide certain management and administrative services. These include legal counsel, data processing, office management and supply services, marketing, public relations, actuarial services, auditing and managerial services. Lincoln Benefit reimburses HoldCo at cost for services and facilities provided by HoldCo pursuant to this agreement.

On December 31, 2019, Lincoln Benefit entered into a Cost Sharing and Services Agreement with Kuvare and KIS whereby Kuvare and KIS have agreed to provide certain management and administrative services to Lincoln Benefit, including management, reinsurance, legal, audit, administration, financial planning and other services. Lincoln Benefit reimburses Kuvare and KIS at cost for services provided by Kuvare and KIS pursuant to this agreement.

On December 31, 2019, Lincoln Benefit entered into an Investment Management Agreement with KIS, whereby KIS has agreed to provide certain investment advisory and management services to Lincoln Benefit. Pursuant to this agreement, KIS will receive a gross fee of approximately 0.30% per annum on all investment assets of Lincoln Benefit managed under this agreement. Mr. Jhaveri, the chair of our board of directors, is the President and Chief Executive Officer and an indirect owner of KIS. In addition, affiliates of each of Access Holdings GP Company and ACP LI Holdings GP Ltd., each an indirect beneficial owner of greater than 5% of Lincoln Benefit’s voting securities, are indirect owners of KIS.

Effective April 1, 2020, the Company entered into a stop loss agreement with KLR, to cover excess losses associated with life policies reinsured with Lancaster Re.

Effective October 1, 2020, the Company entered into a coinsurance agreement with KBR, resulting in the transfer of certain fixed annuity contracts.

Transaction Description	Approximate dollar value of the amount involved in the transaction, per fiscal year		Approximate dollar value of the amount involved in the transaction, per fiscal year
		($)	HoldCo Parent	HoldCo		Lanis LLC
Services Agreement between LBL HoldCo II, Inc. and Lincoln Benefit effective April 1, 2014	2018	(22,366,496)[1]	N/A	22,366,496	[1]	N/A
	2019	(13,467,066)[1]	N/A	13,467,066	[1]	N/A
	2020	(8,963,378)[1]	N/A	8,963,378	[1]	N/A
Cost Sharing and Services Agreement among Kuvare, KIS and Lincoln Benefit effective December 31, 2019	2019	(300,000)	N/A	N/A		N/A
2020	2020	(28,764,690)	N/A	N/A		N/A
Cost associated with reinsurance among KBR, KLR and Lincoln Benefit effective December 31, 2020	2020	(465,568)	N/A	N/A		N/A

[1]	Total expense amount reimbursed / (paid) under the transaction

The agreements listed in the table immediately below relate to a transaction that LBL HoldCo II, Inc., LBL HoldCo, Inc., Lancaster Re Captive Insurance Company, Lanis LLC and Lincoln Benefit have entered into with Hannover Life Reassurance Company of America, an unrelated party, in order to finance a portion of the insurance reserves held by Lincoln Benefit with respect to universal life insurance policies with secondary guarantees written by Lincoln Benefit. Effective April 1, 2020, the agreement with Hannover Life Reassurance Company of America was replaced and a new financing agreement was entered into with RGA Worldwide Reinsurance Company, Ltd (“RGA”) whereby RGA will provide required financing in an event such as excess mortality requiring the redemption of the Vehicle Note. Additionally, the Surplus Note was amended and restated and approved by the NE DOI on July 24, 2020. A new Credit-Linked Note was issued to replace the original Vehicle Note.

Transaction Description	Approximate dollar value of the amount involved in the transaction, per fiscal year		Approximate dollar value of the amount involved in the transaction, per fiscal year
		($)	HoldCo Parent	HoldCo	Lanis LLC
Surplus Note Purchase Agreement between Lancaster Re and Lanis LLC effective April 1, 2014, amended and restated July 24, 2020	2018	(28,407,000)[2]	N/A	N/A	28,407,000	[2]
	2019	(30,047,000)[2]	N/A	N/A	30,047,000	[2]
	2020	(31,735,000)[2]	N/A	N/A	31,735,000	[2]
Vehicle Note Purchase Agreement between Lancaster Re and Lanis LLC effective April 1, 2014, amended and restated July 24, 2020 as Credit-Linked Note	2018	24,407,000 [2]	N/A	N/A	(28,407,000)[2]
	2019	30,047,000 [2]	N/A	N/A	(30,047,000)[2]
	2020	31,735,000 [2]	N/A	N/A	(31,735,000)[2]
Fee Letter between Lincoln Benefit Life Company and Lanis LLC effective April 1, 2014	2018	(8,281,546)[3]	N/A	N/A	8,281,546	[3]
	2019	(7,893,219)[3]	N/A	N/A	7,893,219	[3]
	2020	(3,856,076)[3]	N/A	N/A	3,856,076	[3]

[2]	Surplus/Vehicle Note/Credit-Linked Note Interest received (paid)
[3]	Payment of risk spread fee

Review and Approval of Related Person Transactions

As a regulated insurance company, material transactions with related persons are subject to review and approval by Lincoln Benefit’s applicable insurance regulatory authority to confirm, among other things, that the terms of such transactions are fair and reasonable, that charges or fees for services performed are reasonable, and that expenses incurred and payment received is allocated to Lincoln Benefit in conformity with customary insurance accounting practices consistently applied. All agreements with related persons are also reviewed by Kuvare’s Office of the General Counsel to determine whether an actual conflict of interest exists with respect to such agreements. This process is documented in an internal procedure that captures the review and approval process of all intercompany agreements.

While there is no formal process for the review and approval of related person transactions between unaffiliated entities specific to Lincoln Benefit, all directors, officers and employees of Lincoln Benefit are subject to LBL HoldCo, Inc.’s Code of Conduct and its Conflict of Interest Guideline. LBL HoldCo’s Code of Conduct includes a written conflict of interest policy that was adopted by the Board of Directors of LBL HoldCo, Inc., the indirect parent company of Lincoln Benefit, and applies to all subsidiaries, including Lincoln Benefit. Any potential relationship or activity that could impair independent thinking and judgment, including holding a financial interest in a business venture that is similar to Lincoln Benefit and/or LBL HoldCo, Inc., or in a business that has a relationship with either entity, is required to be disclosed to the Office of Kuvare’s General Counsel. The Law Department works, as may be necessary, with Compliance and the Audit Committee to determine whether an actual conflict of interest existed, and whether any remedial action is warranted. All directors, officers and employees are required to sign a Code of Conduct certification and complete a Conflict of Interest Questionnaire annually.

OTHER INFORMATION

A section entitled “Experts” is added to your prospectus as follows:

EXPERTS

The consolidated financial statements of Lincoln Benefit Life Company at December 31, 2020, and for the year then ended, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, and at December 31, 2019, and for the year in the period ended December 31, 2019, by Deloitte & Touche, independent registered public accounting firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firms as experts in accounting and auditing.

The financial statements included in this Prospectus as of and for the year then ended December 31, 2019 of Lincoln Benefit Life Company, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein and elsewhere in the Registration Statement. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

LEGAL MATTERS

Matters of Nebraska law pertaining to the Contract, including the validity of the Contract and our right to issue the Contract under Nebraska law, have been passed upon by Lamson Dugan & Murray LLP, Omaha, Nebraska.

PRINCIPAL UNDERWRITER

Allstate Distributors, L.L.C. (“ADLLC”) serves as distributor of the securities registered herein. The securities offered herein are sold on a continuous basis, and there is no specific end date for the offering. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. ADLLC is not required to sell any specific number or dollar amount of securities, but will use its best efforts to sell the securities offered.

ADMINISTRATION

We have primary responsibility for all administration of the Contracts and the Variable Account. We entered into an administrative services agreement with Allstate Life. Allstate Life entered into an administrative services agreement with The Prudential Insurance Company of America (“PICA”) pursuant to which PICA or an affiliate provides administrative services to the Variable Account and the Contracts on our behalf. In addition, PICA entered into a master services agreement with SE2, LLC, of 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby SE2, LLC provides certain business process outsourcing services with respect to the Contracts. SE2, LLC may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2020, consisted of the following: Donnelley Financial Solutions, formerly an RR Donnelley company (compliance printing and mailing) located at 35 West Wacker Drive, Chicago, IL 60601; Iron Mountain Information Management, LLC (file storage and document destruction) located at 1 Federal Street, Boston, MA 02110; TierPoint, LLC (disaster recovery) located at 9394 West Dodge Rd, Suite 100, Omaha, NE 68114; SOVOS Compliance (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back-up tapes storage) located at 1540 NW Gage Blvd. #6, Topeka, KS 66618; Venio LLC, d/b/a Keane (lost shareholder search) located at PO Box 1508, Southeastern, PA 19399-1508; Broadridge Output Solutions, Inc. (printing and mailing anniversary statements, financial confirmations, automated letters and quarterly statements) located at 2600 Southwest Blvd., Kansas City, MO 64108.

In administering the Contracts, the following services are provided, among others:

•	maintenance of Contract Owner records;

•	Contract Owner services;

•	calculation of unit values;

•	maintenance of the Variable Account; and

•	preparation of Contract Owner reports.

We will send you Contract statements at least annually. We will also send you transaction confirmations. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement or a confirmation. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error. Correspondence you send by regular mail to our service center should be sent to P.O. Box 758543, Topeka, KS 66675-8566. Your correspondence will be picked up at this address and then delivered to our service center. Your correspondence is not considered received by us until it is received at our service center. Where this prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our service center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our service center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.